Coronado Global Resources Inc.
Statement of Coal Resources and Reserves for the
Buchanan Mine Complex in Accordance with
the JORC Code and United States SEC Regulation S-K 1300 as of December 31, 2022
Central Appalachian Coal Basin
Virginia, USA
February 2023
Prepared for:
Coronado Global Resources Inc.
100 Bill Baker Way
Beckley, West

Virginia 25801
Prepared by:
MARSHALL MILLER & ASSOCIATES, INC.
582 Industrial Park Road
Bluefield, Virginia

24605
www.mma1.com

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Statement of Use and Preparation
This

Technical

Report

Summary

(
TRS
)

was

prepared

by
Marshall

Miller

&

Associates,

Inc.
( MM&A )

for

the

sole

use

of
Coronado

Global

Resources

Inc.

(
Coronado )
and

its

affiliated
and

subsidiary

companies

and

advisors.

Copies or

references

to

information

in this

report
may not be used without the written permission of Coronado.
This

report

provides

a

statement

of

coal

resources

and

coal

reserves

for

Coronado,

as
defined

under

the
Australasian

Code

for

Reporting

of

Exploration

Results,

Mineral
Resources

and

Ore

Reserves
(
JORC

Code
)

as

well

as

under

Subpart

1300

of

Regulation

S-K
(Regulation S-K 1300)

promulgated by
the
United States Securities

and Exchange Commission
( SEC )
.

Subject to the comments below,

this report was also prepared

in accordance with the
Australasian

Code

for

Public

Reporting

of

Technical

Assessments

and

Valuations

of
Mineral Assets ( VALMIN Code
).

The

statement

is

based

on

information

provided

by

Coronado

and

reviewed

by
Qualified
Persons

(
QPs ) who are full-time employees of MM&A.
As

noted

above,

this

report

is

a

“Public

Report”

for

the

purposes

of

the

VALMIN

Code.

However,

in

accordance

with

paragraph

12.1

of

the

VALMIN

Code,

it

is

noted

that

this
report is

not a “Valuation

of Mineral

Assets” and it

also does not

comply with

the following
requirements that apply to “Technical

Assessments” (as defined in the VALMIN Code):
This report does not include a determination of the status of tenure (as required by
paragraph 7.2 of the VALMIN

Code) on the basis that tenure was separately reviewed

by
Coronado’s legal

advisors.
This report does not

include separate commentary

on the reasonableness and quality

of the
Resources

and

Reserves

estimates

and

the

basis

on

which

they

have

been

reported

(as
required

by

paragraph

7.3

of

the

VALMIN

Code).

MM&A

did

not

consider

that

this

was
appropriate

in

circumstances

where

MM&A

was

engaged

for

the

specific

purpose

of
preparing

those

estimates.

However,

MM&A

notes

that,

in

accordance

with

its

usual
practice,

a separate

team of

MM&A employees

undertook a

peer review

of this

report and
confirmed

that

both

the

process

followed

by

the

authors

of

this

report

and

the

estimates
prepared were reasonable and comply with the requirements

of the JORC Code.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
The

information

in

this

TRS

related

to

coal

resources

and

reserves

is

based

on,

and

fairly
represents,

information

compiled by

the QPs.

At

the time

of reporting,

MM&A’s

QPs have
sufficient

experience

relevant

to

the

style

of

mineralization

and

type

of

deposit

under
consideration

and

to

the

activity

they

are

undertaking

to

qualify

as

a

QP

as

defined

by
Regulation S-K

1300 and the

JORC Code.

Each QP

consents to

the inclusion in

this report

of
the matters based on their information

in the form and context in which it appears.
Marshall

Miller &

Associates,

Inc. (
MM&A )

hereby

consents

to the

use of

the information
contained

in

this

report

dated

December

31,

2022,

relating

to

estimates

of

coal

resources
and coal reserves controlled by Coronado.

Qualified Person: /s/ Marshall Miller & Associates, Inc.
Date: February 15, 2023

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022
Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Table

of

Contents
1
Executive Summary ................................................................

................................

................1
1.1
Property Description .........................................................................................................

1
1.2
Ownership .........................................................................................................................

2
1.3
Geology

..............................................................................................................................

2
1.4
Exploration Status .............................................................................................................

2
1.5
Operations and Development ...........................................................................................

3
1.6
Mineral Resource ..............................................................................................................

3
1.7
Mineral Reserve ................................................................................................................

3
1.8
Capital Summary ...............................................................................................................

4
1.9
Operating Costs .................................................................................................................

5
1.10
Economic Evaluation .........................................................................................................

6
1.10.1
Discounted Cash Flow Analysis ...........................................................................

8
1.10.2
Sensitivity Analysis ..............................................................................................

9
1.11
Permitting

..........................................................................................................................

9
1.12
Conclusion and Recommendations

...................................................................................

9
2
Introduction

................................

................................

................................

.........................

10
2.1
Registrant and Terms

of Reference

.................................................................................

10
2.2
Information Sources ........................................................................................................

10
2.3
Personal Inspections .......................................................................................................

11
3
Property Description ................................

................................

................................

............

12
3.1
Location ...........................................................................................................................

12
3.2
Titles, Claims or Leases

....................................................................................................

12
3.3
Mineral Rights .................................................................................................................

12
3.4
Encumbrances .................................................................................................................

13
3.5
Other Risks.......................................................................................................................

13
4
Accessibility, Climate,

Local Resources, Infrastructure and Physiography

..............................

13
4.1
Topography,

Elevation, and Vegetation ..........................................................................

13
4.2
Access and Transport ......................................................................................................

13
4.3
Proximity to Population Centers .....................................................................................

14
4.4
Climate and Length of Operating Season

........................................................................

14
4.5
Infrastructure ..................................................................................................................

14
5
History ................................................................

................................

................................

.

15
5.1
Previous Operation

..........................................................................................................

15
5.2
Previous Exploration .......................................................................................................

15
6
Geological Setting, Mineralization and Deposit ................................................................

.....

15
6.1
Regional, Local and Property Geology ............................................................................

15
6.2
Mineralization .................................................................................................................

16

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022
Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
6.3
Deposits

...........................................................................................................................

16
7
Exploration................................

................................

................................

...........................

17
7.1
Nature and Extent of Exploration ...................................................................................

17
7.2
Non-Drilling Procedures and Parameters

.......................................................................

19
7.3
Drilling Procedures ..........................................................................................................

20
7.4
Hydrology ........................................................................................................................

20
7.5
Geotechnical Data ...........................................................................................................

20
8
Sample Preparation, Analyses and Security ................................

................................

..........

21
8.1
Prior to Sending to the Lab

..............................................................................................

21
8.2
Lab Procedures

................................................................................................................

21
9
Data Verification ................................

................................

................................

..................

22
9.1
Procedures of Qualified Person ......................................................................................

22
9.2
Limitations

.......................................................................................................................

22
9.3
Opinion of Qualified Person

............................................................................................

22
10
Mineral Processing and Metallurgical Testing

................................

................................

.......

22
10.1
Testing

Procedures

..........................................................................................................

22
10.2
Relationship of Tests

to the Whole

.................................................................................

23
10.3
Lab Information

...............................................................................................................

23
10.4
Relevant Results ..............................................................................................................

24
11
Mineral Resource Estimates

................................

................................

................................

.

24
11.1
Assumptions, Parameters and Methodology..................................................................

24
11.1.1
Geostatistical Analysis for Classification ...........................................................

26
11.2
Qualified Person’s

Estimates

...........................................................................................

28
11.3
Resources Exclusive of Reserves .....................................................................................

29
11.3.1
Initial Economic Assessment

.............................................................................

29
11.4
Qualified Person’s

Opinion

..............................................................................................

30
12
Mineral Reserve Estimates ................................

................................

................................

...

30
12.1
Assumptions, Parameters and Methodology..................................................................

30
12.2
Qualified Person’s

Estimates

...........................................................................................

32
12.3
Qualified Person’s

Opinion

..............................................................................................

33
13
Mining Methods

................................

................................

................................

...................

33
13.1
Geotech and Hydrology

...................................................................................................

33
13.2
Production Rates .............................................................................................................

34
13.3
Mining Related Requirements

........................................................................................

35
13.4
Required Equipment and Personnel ...............................................................................

35
14
Processing and Recovery Methods

................................

................................

........................

36
14.1
Description or Flowsheet ................................................................................................

36
14.2
Requirements for Energy,

Water,

Material and Personnel ............................................

36
15
Infrastructure

................................

................................

................................

.......................

36

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022
Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
16
Market Studies

................................

................................

................................

.....................

37
16.1
Market Description

..........................................................................................................

37
16.2
Price Forecasts

.................................................................................................................

38
16.3
Contract Requirements ...................................................................................................

38
17
Environmental Studies, Permitting and Plans, Negotiations or Agreements

with Local
Individuals

................................

................................

................................

...................

39
17.1
Results of Studies ............................................................................................................

39
17.2
Requirements and Plans for Waste

Disposal ..................................................................

39
17.3
Permit Requirements and Status ....................................................................................

39
17.4
Local Plans, Negotiations or Agreements .......................................................................

40
17.5
Mine Closure Plans

..........................................................................................................

40
17.6
Qualified Person’s

Opinion

..............................................................................................

41
18
Capital and Operating Costs

................................

................................

................................

..

41
18.1
Capital Cost Estimate.......................................................................................................

41
18.2
Operating Cost Estimate .................................................................................................

42
19
Economic Analysis ................................................................

................................

................

43
19.1
Assumptions, Parameters and Methods .........................................................................

43
19.2
Results .............................................................................................................................

45
19.3
Sensitivity ........................................................................................................................

47
20
Adjacent Properties

................................

................................

................................

..............

48
20.1
Information Used ............................................................................................................

48
21
Other Relevant Data and Information ................................................................

...................

48
22
Interpretation and Conclusions

................................

................................

.............................

49
22.1
Conclusion .......................................................................................................................

49
22.2
Risk Factors

......................................................................................................................

49
22.2.1
Governing Assumptions ....................................................................................

50
22.2.2
Limitations

.........................................................................................................

50
22.2.3
Methodology

.....................................................................................................

50
22.2.4
Development of the Risk Matrix .......................................................................

51
22.2.5
Categorization of Risk Levels and Color Code Convention ...............................

53
22.2.6
Description of the Coal Property ......................................................................

53
22.2.7
Summary of Residual Risk Ratings ....................................................................

53
22.2.8
Risk Factors........................................................................................................

54
23
Recommendations ................................

................................

................................

...............

60
24
References ................................

................................

................................

...........................

60
25
Reliance on Information Provided by the Registrant

................................

.............................

60
F
IGURES
(
IN
R
EPORT
)
Figure 1-1:

Coronado Buchanan Mine Complex Property Location Map

...........................................

2

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022
Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Figure 1-2:

CAPEX

................................................................................................................................

5
Figure 1-3:

OPEX

..................................................................................................................................

6
Figure 1-4:

Sensitivity of NPV

..............................................................................................................

9
Figure 6-1:

Buchanan Stratigraphic Column .....................................................................................

16
Figure 7-1: Buchanan Cross-Section, A1 – A2

....................................................................................

18
Figure 7-2: Buchanan Cross-Section, B1 – B2 ....................................................................................

19
Figure 11-1:

Histogram of the Total

Seam Thickness for the Pocahontas No. 3 Seam Present in the
Buchanan Mine Complex

................................................................................................

26
Figure 11-2:

Scatter plot of the Total

Seam Thickness for the Pocahontas No. 3 Seam Present in
the Buchanan Mine Complex .........................................................................................

26
Figure 11-3: Variogram

of the Total

Seam Thickness for the Pocahontas No. 3 Seam

Present in the
Buchanan Mine Complex

................................................................................................

27
Figure 11-4: Result of DHSA for the Pocahontas

No. 3 Seam Present in the Buchanan Mine
Complex ..........................................................................................................................

28
Figure 11-5:

Results of Initial Economic Assessment

........................................................................

30
Figure 15-1:

Buchanan Surface

Facilities ..........................................................................................

37
Figure 18-1:

CAPEX

............................................................................................................................

41
Figure 19-1:

Cash Costs per Tonne

...................................................................................................

45
Figure 19-2:

Sensitivity of NPV

..........................................................................................................

48
T
ABLES
(
IN
R
EPORT
)
Table 1-1:

Coal Resources Summary as of December 31, 2022 .........................................................

3
Table 1-2:

Coal Summary (ROM (Moist)) as of December 31, 2022

...................................................

4
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 ...................

4
Table 1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA .........................................................

7
Table 1-5:

Project Cash Flow Summary (000)

.....................................................................................

7
Table 2-1:

Information Provided to MM&A by Coronado ................................................................

11
Table 11-1:

General Reserve and Resource Criteria .........................................................................

25
Table 11-2:

DHSA Results Summary for Radius from a Central Point

..............................................

28
Table 11-3:

Coal Resources Summary as of December 31, 2022 .....................................................

29
Table 11-4:

Results of Initial Economic Assessment

.........................................................................

30
Table 12-1:

Coal ROM (Moist) Summary as of December 31, 2022

.................................................

32
Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022 ...............

33
Table 13-1:

Summary of Production by Year (Tonnes

x 1,000) ........................................................

35
Table 16-1:

Quality Specifications by Product ..................................................................................

38
Table 17-1:

Buchanan Mining Permit ...............................................................................................

40
Table 18-1:

Estimated Coal Production Taxes

and Sales Costs

.........................................................

43
Table 18-2:

Buchanan Mine Operating Costs ...................................................................................

43
Table 19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA .....................................................

45
Table 19-2:

Summary of Buchanan Key Financial Performance Metrics (2023-2030) .....................

46
Table 19-3:

Project Cash Flow Summary (000)

.................................................................................

47
Table 22-1:

Probability Level Table ...................................................................................................

51
Table 22-2:

Consequence Level Table

...............................................................................................

52
Table 22-3:

Risk Matrix .....................................................................................................................

53
Table 22-4:

Risk Assessment Matrix .................................................................................................

54
Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)

....................................

55
Table 22-6:

Environmental (Risks 3 and 4) .......................................................................................

56
Table 22-7:

Regulatory Requirements (Risk 5) .................................................................................

56

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022
Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8
Table 22-8:

Market and Transportation

(Risk 6)

...............................................................................

57
Table 22-9:

Market and Transportation

(Risk 7)

...............................................................................

57
Table 22-10:

Methane Management (Risk 8) ...................................................................................

58
Table 22-11:

Mine Fires (Risk 9)

........................................................................................................

58
Table 22-12:

Availability of Supplies and Equipment (Risk 10)

.........................................................

59
Table 22-13:

Labor – Work Stoppage (Risk 11)

.................................................................................

59
Table 22-14:

Labor – Retirement (Risk 12) .......................................................................................

60
Table 25-1:

Information from Registran

t

Relied Upon by MM&A ...................................................

60
Appendices
A ..........................................................................................................................

MM&A Qualifications
B ......................................................................................................................................................

Map
C ................................................................................................................................

Glossary of Terms
D .....................................................

Initial Economic Assessment for Resources Exclusive

of Reserves
E

.........................................................................................................................................

JORC Table

1

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 1
1
Executive Summary
1.1 Property Description
Coronado

Global

Resources

Inc.

(
Coronado ) authorized
Marshall

Miller

&

Associates,

Inc.
( MM&A )
to

prepare

this

Technical

Report

Summary

(
TRS
)

of

its

controlled

coal

resources

and
reserves

located

at

the
Buchanan

Division

(
Buchanan )

in

Buchanan

and

Tazewell

Counties,
Virginia

(the
Property
).

An

updated

TRS

was

prepared

in

February

2023

due

to

material
differences

in the key

financial modifying factors

including coal

sales price assumptions,

operating
costs

and

capital

costs

from

December

31,

2021

to

December

31,

2022.

Coal

sales

price
assumptions are discussed in

Sections 12 and 16

of the TRS, while operating costs

and capital costs
are discussed in Sections 18 and 19

of the TRS.

This report provides

a statement

of coal resources
and

coal

reserves

for

Coronado,

as

defined

under

the
Australasian

Code

for

Reporting

of
Exploration

Results,

Mineral

Resources

and

Ore

Reserves
(
JORC

Code
)

as

well

as

under

Subpart
1300

of

Regulation

S-K

(Regulation

S-K

1300)

promulgated

by

the
United

States

Securities

and
Exchange

Commission (
SEC ) .

This report

was also

prepared

in accordance

with the
Australasian
Code

for

Public

Reporting

of

Technical

Assessments

and

Valuations

of

Mineral

Assets
( VALMIN
Code ).
Coal

resources

and

coal

reserves

are

herein

reported

in

imperial

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt
).

The

Buchanan

No.

1

Mine

Complex

is

located

in

Buchanan

County

in

southwest

Virginia.

The
Property

is

24

kilometers

northwest

of

the

town

of

Richlands,

Virginia

and

65.9

kilometers
southeast

of

Pikeville,

Kentucky.

The

nearest

major

population

centers

are

Lexington,

Kentucky
(290 kilometers northwest)

and Roanoke, Virginia

(153 kilometers northeast) (see
Figure 1-1
).

The
Property

is

composed

of

approximately

33,577

total

hectares,

of

which

25,852

are

leased

or
subleased

from

private

landholders

under

approximately

150

individual

coal

lease

tracts,

and
7,725

hectares

are

owned

by

Coronado.

Subject

to

Coronado’s

exercising

its

renewal

rights
thereunder,

all the leases

expire upon

exhaustion of

the relevant

coal reserves,

which is expected
to occur in 2044.

Virginia
Buchanan County
West Virginia
McDowell County
Russell County
Tazewell County
Buchanan No.1
VP-4
VP-2
Shortt Gap
War
Gary
Richlands
Raven
Claypool Hill
Tazewell
N&S
975,000 E
995,000 E
1,015,000 E
1,035,000 E
1,055,000 E
1,075,000 E
1,095,000 E
1,135,000 E
325,000 N
285,000 N
N
0
5
Miles
Coordinate System: VAS NAD27

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 2
Figure 1-1:

Coronado Buchanan Mine Complex Property Location Map
1.2 Ownership
The

Property

was

formerly

controlled

by
Consolidation

Coal

Company

(
CONSOL )
.

Mine
development

was

started

by CONSOL

in 1983

and longwall

production began

in 1987.

Coronado
acquired the Buchanan Mine from CONSOL in March 2016.
1.3 Geology
Operations

at

the

Buchanan

Mine

Complex

extract

the

Pocahontas

No.

3

coal

bed

by

longwall
mining

methods.

Strata

of

economic

interest

for

this

TRS

are

of

the

Pennsylvanian-age
Pocahontas

Formation

and

the

subject

Pocahontas

No.

3

seam

is the

principal

coal

seam of

that
formation.

Due to

the high value

of this

low-volatile

coking coal,

it has been

extensively mined

in
the

region.

The

seam

is

situated

below

drainage

throughout

the

Property

and

is

accessed

by
existing mine shafts.
1.4 Exploration Status
The

Property

has been

extensively

explored,

largely

by

drilling

using

continuous

coring

methods,
rotary

drilling

but

also

by

obtaining

coal

measurements

at

mine

exposures,

ongoing

drilling
associated with

degas activities,

and by

downhole geophysical

methods.

The majority

of the data
was

acquired

or

generated

by

previous

owners

of

the

Property.

These

sources

comprise

the
primary

data

used

in

the

evaluation

of

the

coal

resources

and

coal

reserves

on

the

Property.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 3
MM&A examined

the data

available for

the evaluation

and incorporated

all pertinent

information
into

this

TRS.

Where

data

appeared

to

be

anomalous

or

not

representative,

that

data

was
excluded from the digital databases and subsequent

processing by MM&A.

Ongoing

exploration

has been

carried

out

by

Coronado

since

acquiring the

Buchanan

Mine.

The
exploration data acquired by

Coronado has been consistent with past drilling activities.
1.5 Operations and Development
Due

to

its

coal

reserve

and

seam

characteristics,

the

Buchanan

No.

1

Mine

operates

using

the
longwall

method.

The

model

was

therefore

generated

with

longwall-mining

constraints

in

mind
for

Buchanan’s

underground

resources.

The

mine

produces

coal

that

is

suitable

for

the

low-
volatile metallurgical coal markets.
The Buchanan

No. 1

Mine in

Buchanan County,

Virginia, is

the only

active longwall

mine currently
being operated by Coronado.
Coronado currently

operates a

coal preparation

plant at

Buchanan.

The Buchanan Plant

operates
at

a

feed

rate

of

approximately

1,270

raw

tonnes

per

hour

(
tph)
.

Processes

are

typical

of

those
used in the coal industry and are in use at adjacent coal processing plants.
1.6 Mineral Resource
Mineral

resources,

representing

in-situ

coal

from

a

portion

of

which

reserves

are

derived,

are
presented

below.

A

coal

resource

estimate,

summarized

in
Table

1-1
,

was

prepared

as

of
December 31, 2022, for property controlled by Coronado.
Table 1-1:

Coal Resources Summary as of December 31, 2022

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
158.0 10.2 0.0 168.2
25 0.7 16
Exclusive of Reserves
33.9 5.9 0.0 39.8
Total 12/31/2022
191.9 16.1 0.0 208.0

Note:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property contains 39.8 Mt of dry, in-place measured and indicated coal resources exclusive of reserves as of December 31, 2022.
1.7 Mineral Reserve
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tons

presented

in
Table

1-1
,

and

not

in

addition

to

coal

resources.

Proven

and

probable

coal
reserves

were

derived

from

the

defined

coal

resource

considering

relevant

mining,

processing,
infrastructure,

economic

(including

estimates

of

capital,

revenue,

and

cost),

marketing,

legal,
environmental,

socio-economic

and regulatory

factors.

The

Resource

estimate

has been

used

as
the

basis

for

this

Reserve

calculation,

which

utilizes

a

reasonable

preliminary

feasibility

study,

a
life-of-mine

(
LOM
) mine plan

and practical

recovery factors.

Production modeling

was completed
with an

effective

start date

of October

1, 2022.

Additions and

depletion have

been used

to bring
the Reserve estimate forward

to December 31, 2022.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 4
Factors

that

would

typically

preclude

conversion

of

a

coal

resource

to

coal

reserve,

include

the
following:

inferred

resource

classification;

absence

of

coal

quality;

poor

mine

recovery;

lack

of
access; geological

encumbrances

associated

with

overlying

and underlying

strata;

seam thinning;
structural

complication;

and

insufficient

exploration

have

all

been

considered.

Reserve
consideration

excludes

those

portions

of

the

resource

area

which

exhibit

the

aforementioned-
geological and operational encumbrances.

Coal reserves are

presented on

a run-of-mine

(
ROM ) basis in
Table

1-2
.

Proven and

probable coal
reserves

were

derived

from

the

defined

in-situ

coal

resource

considering

relevant

processing,
economic

(including

technical

estimates

of

capital,

revenue,

and

cost),

marketing,

legal,
environmental,

socioeconomic, and regulatory

factors.

The proven

and probable

coal reserves

on
the Property are summarized below in Table 1-3 .
Table 1-2:

Coal Summary (ROM (Moist)) as of December 31, 2022

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area /
Mine Proven Probable Total Surface UG Owned Leased Subleased Ash Sulfur Vol
Buchanan 144.9 8.7 153.6 0.0 153.6 21.7 127.9 4.0 42 0.7 12
Table 1-3:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022

Demonstrated Coal Reserves (Wet Tons,

Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Area / Mine Proven Probable Total Surface UG Owned Leased Subleased Ash% Sulfur% VM%
Buchanan Mine Complex 87.5 5.4 92.9 0.0 92.9 14.4 75.9 2.6 6 0.7 19

Note: Marketable reserve tonnes are reported on a moist basis, including a combination of surface and inherent moisture.

The combination of
surface and inherent moisture is modeled at 6-percent.

Actual product moisture is dependent upon multiple geological factors, operational factors,

and product contract specifications and can exceed 8-percent.

As such, the modeled moisture values provide a level of conservatism for reserve reporting.
In

summary,

Coronado

controls

a

total

of

92.9

Mt

(moist

basis)

of

marketable

coal

reserves,

at
Buchanan,

as

of

December

31,

2022.

Of

that

total,

94

percent

are

proven,

and

6

percent

are
probable.

There are

14.4 Mt

of owned

coal reserves

and 75.9

Mt of

leased coal

reserves and

2.6
Mt of

subleased reserves.

All the Buchanan

reserves are

considered suitable

for the

metallurgical
coal market, and all of the Buchanan reserves are assigned.
1.8 Capital Summary
Coronado

provided

MM&A

with

an

inventory

of

operating

equipment

available

at

Buchanan.

MM&A’s

capital

schedules assume

that

major

equipment

rebuilds

occur over

the

course

of

each
machine’s

remaining

assumed

operating

life.

Replacement

equipment

was

scheduled

based

on
MM&A’s

experience and

knowledge of

mining equipment

and industry

standards

with respect

to
the useful life of such equipment.

A summary of the estimated capital for the

Property is provided
in Figure 1-2

below.

$160,000
$140,000
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$ Thousands
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
Year

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 5
Figure 1-2:

CAPEX
1.9 Operating Costs
Coronado

provided

historical

and

preliminary

5-year

projections

of operating

costs

for

Buchanan
for

MM&A’s

review.

MM&A

used

the

historical

and/or

budget

cost

information

as

a

reference
and

developed

personnel

schedules

for

the

mine

and

support

facilities.

Hourly

labor

rates

and
salaries

were

based

upon

information

contained

in

Coronado’s

financial

summaries.

Fringe-
benefit

costs

were

developed

for

vacation

and

holidays,

federal

and

state

unemployment
insurance,

retirement,

workers’

compensation

and

pneumoconiosis,

casualty

and

life

insurance,
healthcare, and bonuses.

A cost factor

for mine supplies

was developed that

relates expenditures
to

mine advance

rates

for

roof-control

costs

and other

mine-supply costs

at

underground

mines.

Other

factors

were

developed

for

maintenance

and

repair

costs,

rentals,

mine

power,

outside
services and other direct mining costs.

Operating

costs

factors

were

also

developed

for

the

coal

preparation

plant

processing,

refuse
handling, coal loading, property taxes,

and insurance and bonding.

Appropriate royalty

rates were
assigned

for

production

from

leased

coal

lands,

and

sales

taxes

were

calculated

for

state
severance taxes,

the federal black lung excise tax,

and federal and state reclamation

fees.
A summary of the projected operating costs for the Property

is provided in
Figure 1-3 .

$250.00
$200.00
$150.00
$100.00
$50.00
$-
$/Tonne
Labor
O&M Supplies
Maintenance and Repairs
Transport, Prep & Load
DD&A
Royalty & Wheelage
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032
2033
2034
2035
2036
2037
2038
2039
2040
2041
2042
2043
2044
Year

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 6
Figure 1-3:

OPEX
1.10 Economic Evaluation
The

pre-feasibility

financial

model

prepared

for

this

TRS

was

developed

to

test

the

economic
viability

of

the

coal

resource

area.

The

results

of

this

financial

model

are

not

intended

to
represent

a

bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining
operations contemplated

for the Coronado properties,

but are intended to

establish the economic
viability

of

the

estimated

coal

reserves.

Cash

flows

are

simulated

on an

annual basis

in

nominal
dollars

assuming

a

2%

inflation

rate

based

on

projected

production

from

the

coal

reserves.

The
discounted cash flow analysis presented herein

is based on an effective date of January 1, 2023.

On an un-levered basis, the net

present value (
NPV
) of the project cash flow

after taxes represents
the Enterprise

Value of

the project.

The project cash

flow,

excluding debt

service, is calculated

by
subtracting direct

and indirect

operating expenses

and capital

expenditures from

revenue.

Direct
costs

include

labor,

operating

supplies,

maintenance

and

repairs,

facilities

costs

for

materials
handling,

coal

preparation,

refuse

disposal,

coal

loading,

reclamation

and

general

and
administrative costs.

Indirect costs include statutory and legally agreed

upon fees related to direct
extraction

of

the

mineral.

The

indirect

costs

are

the

federal

black

lung

tax,

federal

and

state
reclamation taxes, property

taxes, coal production royalties,

and income taxes.

Table

1-4

shows LOM tonnage, profit

& loss (
P&L
), and earnings before income tax,

depreciation &
amortization ( EBITDA ) for Buchanan.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 7
Table 1-4:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA

LOM LOM P&L LOM EBITDA

Tonnes Pre-Tax P&L Per Tonne EBITDA Per Tonne
Buchanan 92,923 $4,280,077 $46.06 $6,174,578 $66.45
As

shown

in
Table

1-4,

the

Buchanan

Mine

shows

positive

EBITDA

over

the

LOM.

Overall,

the
Coronado

consolidated

operations

show

positive

LOM

P&L

and

LOM

EBITDA

of

$4.3

billion

and
$6.2 billion, respectively.

Coronado’s

consolidated Buchanan

cash flow

summary in

nominal dollars

assuming a

2% interest
rate, excluding debt

service, is shown in
Table 1-5

below.
Table 1-5:

Project Cash Flow Summary (000)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2023 2024 2025 2026 2027
Production & Sales tonnes 92,924 3,786 3,811 4,363 4,446 5,112
Total Revenue $14,194,747 $675,923 $544,435 $574,963 $592,283 $692,273
EBITDA $6,174,578 $295,749 $209,789 $206,065 $217,757 $294,147
Net Income $3,368,328 $179,131 $103,854 $91,899 $90,456 $138,196
Net Cash Provided by Operating Activities $5,181,846 $188,692 $200,765 $186,416 $195,463 $245,493
Purchases of Property, Plant, and

Equipment
$(1,448,505) $(135,766) $(130,803) $(111,896) $(122,768) $(101,557)
Net Cash Flow $3,733,342 $52,926 $69,962 $74,520 $72,695 $143,936

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2028 2029 2030 2031 2032 2033
Production & Sales tonnes 6,242 6,462 6,200 5,444 6,226 4,814
Total Revenue $862,187 $910,476 $890,951 $798,054 $930,819 $734,119
EBITDA $431,599 $469,093 $445,727 $357,721 $458,785 $288,024
Net Income $240,334 $262,860 $254,666 $197,893 $280,873 $159,996
Net Cash Provided by Operating Activities $339,674 $386,828 $379,000 $320,798 $362,834 $277,786
Purchases of Property, Plant, and

Equipment
$(70,382) $(50,228) $(71,184) $(59,572) $(49,573) $(65,133)
Net Cash Flow $269,292 $336,600 $307,815 $261,226 $313,262 $212,653

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 8

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2034 2035 2036 2037 2038 2039
Production & Sales tonnes 6,474 6,423 5,249 3,447 3,009 2,914
Total Revenue $1,007,101 $1,019,070 $849,433 $569,043 $506,626 $500,552
EBITDA $501,730 $526,779 $424,763 $211,060 $168,369 $216,035
Net Income $326,060 $344,381 $266,105 $105,424 $79,886 $116,181
Net Cash Provided by Operating Activities $372,442 $424,330 $368,367 $223,842 $158,704 $177,921
Purchases of Property, Plant, and

Equipment
$(54,007) $(69,272) $(64,919) $(77,383) $(43,070) $(35,719)
Net Cash Flow $318,435 $355,058 $303,449 $146,459 $115,634 $142,202

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2040 2041 2042 2043 2044 2045
Production & Sales tonnes 2,093 2,254 1,703 1,714 737 -
Total Revenue $366,649 $402,822 $309,918 $317,808 $139,240 $-
EBITDA $108,191 $153,415 $80,892 $106,596 $2,291 $-
Net Income $34,854 $71,326 $19,002 $46,332 $(34,676) $(3,773)
Net Cash Provided by Operating Activities $119,167 $128,269 $89,128 $92,258 $24,650 $(47,861)
Purchases of Property, Plant, and

Equipment
$(50,131) $(46,604) $(24,930) $(13,606) $- $-
Net Cash Flow $69,036 $81,665 $64,198 $78,652 $24,650 $(47,861)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2046 2047 2048 2049 2050 2051
Production & Sales tonnes - - - - - -
Total Revenue $- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(1,534) $(785) $(403) $(209) $(0) $(0)
Net Cash Provided by Operating Activities $(16,273) $(8,299) $(4,232) $(4,317) $- $-
Purchases of Property, Plant, and

Equipment
$- $- $- $- $- $-
Net Cash Flow $(16,273) $(8,299) $(4,232) $(4,317) $- $-
Consolidated

cash

flows

are

driven

by

annual

sales

tonnage,

which

at

steady-state

level

ranges
from

a

peak

of

6.5

million

tonnes

in

2034

to

a

low

of

0.7

million

tonnes

in

2044.

Projected
consolidated

revenue

ranges

from

$317.8

million

to

$1.019

billion

at

a

steady

state.

Revenue
totals $14.2 billion for the project’s

life.
Consolidated

cash

flow

from

operations

is

positive

throughout

the

projected

operating

period,
with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation

spending.

Consolidated cash flow from operations peaks

at $424.3 million in 2035 and totals $5.2 billion over
the project’s

life.

Capital expenditures

total $602.8

million through 2027

and $1.4 billion

over the
project’s life.

1.10.1 Discounted Cash Flow Analysis
Cash flow after

tax, but before

debt service, generated

over the life

of the project

was discounted
to NPV

at a 10.0%

discount rate,

which represents

Coronado’s

estimate of

the nominal dollar,

risk
adjusted

weighted

average

cost

of

capital

(
WACC
)

for

likely

market

participants

if

the

subject
reserves

were

offered

for

sale.

On

an

un-levered

basis,

the

NPV

of

the

project

cash

flows
represents

the Enterpris

e

Value

of the

project

and amounts

to

$1.562 billion.

The pre-feasibility
financial

model

prepared

for

the

TRS

was

developed

to

test

the

economic

viability

of

each

coal
resource

area.

The

NPV

estimate

was

made

for

the

purpose

of

confirming

the

economics

for
classification

of

coal

reserves

and

not

for

purposes

of

valuing

Coronado

or

its

Buchanan

assets.

Mine

plans

were

not

optimized,

and

actual

results

of

the

operations

may

be

different,

but

in

all
cases, the mine production plan assumes the properties are under competent management.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 9
1.10.2 Sensitivity Analysis
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount rate

when Base Case sales

prices, operating
costs, and capital costs are increased and decreased in increments of 5% within a +/- 15% range.
Figure 1-4:

Sensitivity of NPV
As

shown,

NPV

is

quite

sensitive

to

changes

in

sales

price

and

operating

cost

estimates,

and
slightly sensitive to changes in capital cost estimates.
1.11 Permitting
Coronado

has

obtained

all

mining

and

discharge

permits

to

operate

its

mine

and

processing,
loadout,

or

related

support

facilities.

MM&A

is

unaware

of

any

obvious

or

current

Coronado
permitting

issues

that

are

expected

to

prevent

the

issuance

of

future

permits.

Buchanan,

along
with

all

coal

producers,

is

subject

to

a

level

of

uncertainty

regarding

future

clean

water

permits
due to
United States

Environmental Protection

Agency
( EPA )

and
United States Fish

and Wildlife
( USFW )

involvement with state

programs.
1.12 Conclusion and Recommendations
Sufficient

data

have

been

obtained

through

various

exploration

and

sampling

programs

and
mining

operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for
coal

horizons

situated

on

the

Property.

The

data

are

of

sufficient

quantity

and

reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 10
This geologic

evaluation conducted

in conjunction

with the

preliminary feasibility

study concludes
that

the

92.9

Mt

of

marketable

underground

coal

reserves

identified

on

the

Property

are
economically

mineable

under

reasonable

expectations

of

market

prices

for

metallurgical

coal
products, estimated operation costs,

and capital expenditures.
2
Introduction
2.1
Registrant and Terms

of Reference
This report

was prepared

for

the sole

use of
Coronado Global

Resources

Inc. (
Coronado )
and

its
affiliated and

subsidiary companies and

advisors.

An updated TRS

was prepared

in February 2023
due

to

material

differences

in

the

key

financial

modifying

factors

including

coal

sales

price
assumptions,

operating

costs

and

capital

costs

from

December

31,

2021

to

December

31,

2022.

Coal sales price

assumptions are

discussed in

Sections 12 and

16

of the TRS,

while operating

costs
and capital

costs are

discussed in
Sections 18 and

19

of the TRS.

This report provides

a statement
of

coal

resources

and

coal

reserves

for

Coronado,

as

defined

under

the
Australasian

Code

for
Reporting

of

Exploration

Results,

Mineral

Resources

and

Ore

Reserves
(
JORC

Code
)

as

well

as
under

Subpart

1300

of

Regulation

S-K

(Regulation

S-K

1300)

promulgated

by

the
United

States
Securities and Exchange

Commission (
SEC ) .

This report was

also prepared in

accordance with the
Australasian

Code

for

Public

Reporting

of

Technical

Assessments

and

Valuations

of

Mineral
Assets ( VALMIN Code ).
This

report

provides

a

statement

of

coal

resources

and

coal

reserves

for

Coronado

at

Buchanan.

Exploration results and Resource

calculations were used as the basis for the mine planning and the preliminary feasibility study completed to determine

the extent and viability of the reserve.
Coal

resources

and

coal

reserves

are

herein

reported

in

metric

units

of

measurement

and

are
rounded to millions of metric tonnes ( Mt ).
2.2 Information Sources
This TRS

is based on

information provided

by Coronado

and reviewed

by MM&A.

Sources of data
and information are listed below in Table 2-1 :

the JORC Code and United States SEC Regulation S-K

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Table 2-1:

Information Provided to MM&A by Coronado

Category
Information Provided by Coronado Report Section
Geological
Geologic data including digital databases

and original source data including
geologist logs, driller’s logs, geophysical

logs
9.1
Coal Quality
Database of coal quality information

supplemented with original source
laboratory sheets where available 10.1
Mining
Historical productivities and manpower

from operating and future

Coronado
mines 13.2, 13.4
Coal Preparation
Flow sheet and other information representing

current and future methods of
coal processing

14.1
Waste Disposal
Engineering data and estimates representing

remaining capacities for coarse
and fine coal waste disposal 17.2
Costs
Historical and budgetary operating

cost information used to derive

cost drivers
for reserve financial modeling 18.2
Economic
WACC and inflation rate

used in discounted cash flow analysis
19.1, 19.2, 19.3
Note: While the sources of data listed in Table 2-1 are not exhaustive, they represent a significant portion of information which supports this TRS.

MM&A reviewed the provided data and found it to be reasonable prior to incorporating it into the TRS.

The TRS contains “forward-looking
information” including forecasts of productivity and annual coal production, operating and capital cost estimates, coals sales price forecasts, the assumption that Coronado will continue to acquire necessary permits, and other assumptions.

The TRS statements and conclusions are not a
guarantee of future performance and undue reliance should not be placed on them.

The ability of Coronado to recover the estimated coal reserves is dependent on multiple factors beyond the control of MM&A including, but not limited to geologic factors, mining conditions,

regulatory
approvals, and changes in regulations.

In all cases, the plans assume the Property is under competent management.
Coronado engaged MM&A to conduct a coal resource and reserve evaluation of the Coronado coal
properties

as

of

September

30,

2022.

Additions

and

depletion

have

been

used

to

bring

the
Resource

and Reserve

estimates forward

to December

31, 2022,

the effective

date of

this TRS

for
Buchanan.

For the evaluation, the following tasks were

to be completed:

>
Conduct site visits of the mines and mine infrastructure facilities;

>
Process

the

information

supporting

the

estimation

of

coal

resources

and

reserves

into
geological models;

>
Develop life-of-reserve mine

(
LOM ) plans and financial models;
>
Hold discussions with Coronado company management; and

>
Prepare

and

issue

a

TRS

providing

a

statement

of

coal

resources

and

reserves

which

would
include:
-
A description of the mine and facilities.

- A description of the evaluation process.
-
An estimation

of coal

resources and

reserves with

compliance elements

as stated

under the
JORC Code and the SEC Regulation S-K 1300.
2.3 Personal Inspections
MM&A

is very

familiar

with

Buchanan, having

provided

a

variety

of

services in

recent

years,

and
the QPs involved in this TRS have

conducted multiple site visits.

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3
Property Description
3.1 Location
The

Buchanan Mine

Complex

is located

in Buchanan

County

in southwestern

Virginia

(see
Figure
1-1
)

approximately

16

kilometers

southeast

of

Grundy,

which

is

the

county

seat

of

Buchanan
County.

Surface

facilities

for

the

shaft

mine

are

located

along

Garden

Creek

and

a

Norfolk
Southern (NS) rail line about 6.4 kilometers south-southeast of Oakwood, Virginia.
The

Property

is

located

on

the

following
United

States

Geological

Survey

(
USGS )

Quadrangles:
Prater,

Vansant, Keen

Mountain, and Jewell Ridge.

Current mining projections fall

within the Keen
Mountain and Jewell

Ridge quadrangles.

The coordinate

system and datum

used for the

model of
Buchanan

No.

1

and

the

subsequent

maps

were

produced

in

the

Virginia

State

Plane

South
system, NAD 27.

3.2 Titles, Claims or Leases
The

Buchanan

coal

reserves

are

located

in

Buchanan

and

Tazewell

Counties,

Virginia.

The
Property

is

composed

of

approximately

33,577

total

hectares,

of

which

25,852

are

leased

or
subleased

from

private

landholders

under

approximately

150

individual

coal

lease

tracts,

and
7,725

hectares

are

owned

by

Coronado.

Subject

to

Coronado’s

exercising

its

renewal

rights
thereunder,

all the leases

expire upon

exhaustion of

the relevant

coal reserves,

which is expected
to occur in 2044.

MM&A has not carried

out a separate

title verification for

the coal property

and
has

not

verified

leases,

deeds,

surveys,

or

other

property

control

instruments

pertinent

to

the
subject

resources.

Tenure

was

separately

reviewed

by

Coronado’s

legal

advisors.

Coronado

has
represented

to MM&A

that it

controls

the mining

rights to

the reserves

as shown

on its

property
maps, and MM&A

has accepted these

as being a

true and accurate

depiction of the

mineral rights
controlled

by

Coronado.

The

TRS

assumes

the

Property

is

developed

under

responsible

and
experienced management.
3.3 Mineral Rights
Coronado

supplied

property

control

maps

to

MM&A

related

to

properties

for

which

mineral
and/or

surface

property

are

controlled

by

Coronado.

While

MM&A

accepted

these
representations

as being

true and

accurate,

MM&A has

no knowledge

of past

property boundary
disputes

or

other

concerns,

through

past

knowledge

of

the

Property,

that

would

signal

concern
over future mining operations or development potential.
Property control

in Appalachia

can be

intricate.

Coal mining

properties are

typically composed

of
numerous property

tracts which

are owned

and/or leased

from both

land-holding companies

and
private

individuals

or

companies.

It

is

common

to

encounter

severed

ownership,

with

different
entities

or individuals

controlling

the

surface

and mineral

rights.

Mineral

control

in the

region

is
typically

characterized

by

leases

or

ownership

of

larger

tracts

of

land,

with

surface

control
generally comprised of smaller tracts, particularly in developed areas.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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Virginia, USA
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Legal

mining

rights

may

reflect

a

combination

of

fee

or

mineral

ownership

and

fee

or

mineral
leases

of

coal

lands

through

various

surface

and

mineral

lease

agreements.

There

is

also

a
relatively

small

amount

of

area

where

the

coal

is

partially

owned

and/or

partially

leased

on

a
limited number of individual tracts.

Control

of

the

surface

property

is

necessary

to

conduct

surface

mining

but

is

not

necessary

to
conduct

underground

mining.

Given that

the Buchanan

Mine has

been active

dating back

to the
1980s, Coronado,

and its predecessors,

have a

successful history of

obtaining any

necessary rights
and the associated permits to mine.
3.4 Encumbrances
No

Title

Encumbrances

are

known.

By

assignment,

MM&A

did

not

complete

an

independent
query related to Title Encumbrances.

3.5 Other Risks
There

is

always

risk

involved

in

property

control.

Coronado

and

its

predecessor,

CONSOL,

have
both

had

their

legal

teams

examine

the

deeds

and

title

control

in

order

to

minimize

the

risk.

Historically,

property control has not posed any challenges related

to Buchanan’s operations.

4
Accessibility, Climate, Local Resources,
Infrastructure and Physiography
4.1
Topography,

Elevation, and Vegetation
The

topography

of

the

area

surrounding

the

Buchanan

Mine

Complex

is

typical

of

the

Central
Appalachian Plateau being rugged and deeply dissected

by v-shaped river valleys

flanked by steep-
sided

upland

regions.

Surface

elevations

near

the

mine

complex

range

from

approximately

823
meters

above

sea

level

in

upland

regions

to

approximately

579

meters

at

stream

level.

The
Property is moderately

vegetated, with a mixture

of hardwood and conifer forest

in the temperate
broadleaf

category.

The

Property

is

not

situated

near

any

major

urban

centers,

and

the
surrounding area is considered rural.
4.2 Access and Transport
General

access to

the Buchanan

No. 1

Mine property

is via

a well-developed

network of

primary,
secondary,

and unimproved roads.

Highway 460 is the primary highway

connecting Pike County in
Eastern

Kentucky

to

Buchanan

and

Tazewell

Counties

in

Southwestern

Virginia.

Numerous
secondary

and

unimproved

roads

provide

direct

access

to

the

Property,

some

being

state-

and
town-maintained.

These roads

typically stay

open throughout

the year.

A
Norfolk Southern

(
NS )
rail

line

that

is

located

approximately

6.44

kilometers

south-southeast

of

Oakwood,

Virginia,
serves

as

the

primary

means

of

transport

for

produced

coal.

NS

transports

coal

from

the
Buchanan Mine Complex

either to domestic

customers or to

the Pier 6 export

terminal at Norfolk,
Virginia

for

overseas

shipment.

A

small

portion

of

production

is

transported

via

truck

haul.

An

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extensive

network of

service roads

to gob

gas and

coalbed methane

(
CBM
) production

wells exist
on the subject property.

4.3 Proximity to Population Centers
The

Buchanan

No.

1

Mine

property

lies

near

the

town

of

Grundy

in

Buchanan

County,

Virginia
approximately

290 kilometers

southeast of

Lexington,

Kentucky

and 153

kilometers

southwest

of
Roanoke,

Virginia.

As

of

2021,

Buchanan

County

had

a

population

of

approximately

19,800
residents.

4.4 Climate and Length of Operating Season
The

climate

of

the

region

is

classified

as

humid

sub-tropical

with

four

distinct

seasons:

warm
summers,

cold

winters,

and

moderate

fall

and

spring

seasons.

Precipitation

in

the

region

is
consistent

throughout

the

year

with

the

most

rain

falling

in

spring

and

the

early

months

of
summer.

Average

yearly

rainfall

is

112.62

centimeters.

Summer

months

typically

begin

in

late
May

and

end

in

early

September

and

range

in

average

temperature

from

49

to

84

degrees
Fahrenheit (or 9.44 to 28.89 degrees Celsius).

Winters typically begin in mid to late

November and
run until

mid to

late March

with average

temperatures

ranging from

26 to

56 degrees

Fahrenheit
(or

-3.33

to

13.33

degrees

Celsius).

Precipitation

in

the

winter

typically

comes

in

the

form

of
snowfall

or as

a wintery

mix (sleet

and snow)

with severe

snowfall events

occurring occasionally.

Seasonal

variations

in

climate

typically

do

not

affect

underground

mining

in

Virginia.

However,
weather

events

could

potentially

negatively

impact

efficiency

of

surface

and

preparation

plant
operations on a very limited basis and lasting less than a few days.
4.5 Infrastructure
The

Buchanan No.

1 Mine

Complex

has

sources

of water,

power,

personnel,

and

supplies readily
available

for use.

Personnel

have historically

been sourced

from the

surrounding communities

in
Buchanan, Tazewell,

McDowell, and Pike

counties, and have

proven to

be adequate in

numbers to
operate

the

mine.

As

mining

is

common

in

the

surrounding

areas,

the

workforce

is

generally
familiar

with

mining

practices,

and

many

are

experienced

miners.

Water

is

sourced

locally

from
streams

that

flow

over

Coronado-owned

property.

The

mine

also

utilizes

ground

water

from

an
old

abandoned

mine.

Electricity

is

sourced

from
American

Electric

Power

(
AEP )
.

The

service
industry in

the areas

surrounding the

mine complex

has historically

provided supplies,

equipment
repairs

and fabrication,

etc.

The Coronado-owned

Buchanan Preparation

Plant services

the mine
via

a

skip

hoist

and

conveyor

belt

system

which

transports

extracted

coal

from

an

underground
bunker

to

the

surface

facility.

The

NS

rail

line

serves

as

the

main

means

of

transport

from

the
mine.

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5
History
5.1 Previous Operation
The

Property

was

formerly

controlled

by
Consolidation

Coal

Company

(
CONSOL )
.

Mine
development

was

started

by CONSOL

in 1983

and longwall

production

began

in 1987.

Coronado
acquired the Buchanan Mine from CONSOL in March 2016.
The

most

productive

mining

of

any

period

since

1987

has

occurred

since

the

acquisition

of
Buchanan Mine by Coronado.

Production history has been approximately 3.5

Mt in 2016 (in only a
9-month period),

4.9 Mt

in 2017,

4.7 Mt

in 2018,

4.5 Mt

in 2019,

3.4 Mt

in 2020,

4.4 Mt

in 2021,
and 3.9 Mt in 2022.
5.2 Previous Exploration
The Property has

been extensively

explored by subsurface

drilling efforts carried

out by numerous
entities,

many

of

which

were

completed

prior

to

acquisition

by

Coronado.

The

majority

of

the
drilling was accomplished using vertical continuous (diamond) coring or air rotary methods.
Drill records

indicate that

independent contract

drilling operators

have

typically been

engaged

to
carry out drilling on the Property.

Geophysical logging on those

properties acquired from

CONSOL
was

often

performed

by

both

CONSOL’s

in-house

logging

services

and

outside

logging

firms.

MM&A, via its Geophysical Logging Systems subsidiary,

has logged a significant number of the past
exploration holes and degas wells, and currently logs most

of the recently drilled holes.
6
Geological Setting, Mineralization and Deposit
6.1 Regional, Local and Property Geology
The

Property

lies in

the Central

Appalachian Coal

basin

in the

Appalachian Plateau

physiographic
province.

The coal deposits in the eastern

US are the oldest and

most extensively developed

coal deposits in
the

country.

The

coal

deposits

on

the

Property

are

Carboniferous

in

age,

being

of

the
Pennsylvanian

system.

Overall,

these

Carboniferous

coals

contain

two-fifths

of

the

US’s
bituminous

coal

deposits

and

extend

over

1,448

kilometers

from

northern

Alabama

to
Pennsylvania

and

are

part

of

what

is known

as

the
Appalachian Basin
.

The

Appalachian

Basin

is
more

than

402

kilometers

wide

and,

in

some

portions,

contains

over

60

coal

seams

of

varying
economic significance.
Seams of economic significance

typically range between

0.30 meters and 1.83

meters in thickness,
with relatively

little structural

deformation.

Regional structure

is typically characterized

by gently
dipping strata to the northwest

at less than one percent.

System
Fm.
Lithology
Coal / Sandstone / Shale
Lower Pennsylvanian
Norton Fm.
Jawbone
Tiller
Hensley Shale
Upper Lee Fm.
Upper Seaboard
Upper Lee Sandstone
Greasy Creek
Middle Seaboard
Lower Seaboard
Middle Lee Fm.
Upper Horsepen
Middle Horsepen
Pocahontas No. 11
Pocahontas No. 10
Lower Horsepen
Lower Lee Fm.
Pocahontas No. 9
Pocahontas No. 8
Pocahontas No. 7
Basal Lee Sandstone
Pocahontas Fm.
Pocahontas No. 6
Pocahontas No. 5
Pocahontas No. 4
Pocahontas No. 3
Pocahontas No. 2
Pocahontas No. 1

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Virginia, USA
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Seams

of

the

Pocahontas

Formation

have

historically

been

mined

in

the

Buchanan

No.

1

Mine
with the Pocahontas No. 3 seam being the principal seam in the formation.

Coal from the area has
historically been sold in primarily metallurgical market

s.
6.2 Mineralization
The generalized stratigraphic

columnar section in
Figure 6-1

demonstrates the vertical

relationship
of the principal coal seams and rock formations on the Property.
Figure 6-1:

Buchanan Stratigraphic Column
Note: not to scale
6.3 Deposits
The

coal

produced

at

Buchanan No.

1

is typically

Low

Volatile

(<23%

volatile

matter)

bituminous
coal.

Due

to

the

value

of

the

Pocahontas

No.

3

(
P3
)

as

a

low-volatile

coking

coal,

it

has

been
extensively

mined

in

the

region.

The

P3

seam

consists

of

multiple benches

that

split

and

merge
across the Property,

including in descending stratigraphic order:

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>
P31, uppermost bench, represented in purple on Figures 7-1

and
7-2
>
P32, represented in orange on Figures 7-1

and
7-2
>
P33, represented in blue on Figures 7-1

and
7-2
>
345, lowermost bench, represented in green on Figures 7-1

and
7-2
The mineable

benches within

the P3

horizon

consist of

three principal

configurations

determined
by variable seam splitting characteristics present across

the Property:

1. Full-seam ; all four benches (P31, P32, P33, and 345) are included within the mineable section. This configuration is present within the remaining North and Northwest resource
areas, as well as the upper portion of the South resource area.

Refer to
Figures 7-1

and
7-2
below .
2. P31, P32, and P33 Benches ; the underlying 345 bench extends more than two feet below the P33 bench and is no longer included within the mineable section.

This configuration is
present on the South side of the Property.

Refer to
Figure 7-1

below.
3. P32, P33, and 345 Benches
; the overlying P31 bench extends more than two feet above

the
P32 bench and is no longer included within the mineable section.

This configuration is
present on the Northeast side of the Property.

Refer to
Figure 7-2

below.
The

full-seam

bench

(P3)

thickness

ranges

from

1.22

to

3.44

meters

with

an

average

of

1.86
meters,

the

P31,

P32,

P33

bench

thickness

ranges

from

1.22

to

2.10

meters

with

an

average

of
1.43

meters,

and

the

P32,

P33,

345

bench

thickness

ranges

from

1.22

to

2.71

meters

with

an
average

of

1.65

meters.

The

seam

is

situated

below

drainage

throughout

the

Property

and

is
accessible by

existing mine

shafts.

Floor and roof

strata

vary throughout

the mine area

with floor
strata

including fireclay,

claystone,

shale, sandy

shale, and

sandstone, but

primarily being

fireclay
and

shale.

Roof

strata

varies

throughout

as

well

but

primarily

is

composed

of

sandstone,

sandy
shale, and shale.

7
Exploration
7.1 Nature and Extent of Exploration
Extensive

exploration

in the

form

of subsurface

drill efforts

has been

carried out

on the

Property
by numerous entities,

most of which efforts

were completed

prior to the acquisition

by Coronado.

Diamond core, rotary,

and CBM drilling are the three primary types of exploration on the Property.

Data

for

correlation

and

mining

conditions

are

derived

from

core

descriptions

and

geophysical
logging (e-logging).

Coal quality analyses were also employed

during the core exploration

process.

A

total

of

4,589

core,

rotary,

channel

samples,

mine

measurements,

and

CBM

wells

with
Pocahontas

No. 3 seam information

are found within

the Coronado database,

of which 1,784 data
points are located within the current

mine / resource area.

The location of the drilling is shown on
the maps included in Appendix B .

A1
A2
Full Seam Mining
P31 - P32 - P33
Bench Mining
P31
P32
P33
345

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1300 as of December 31, 2022

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, I
NC
. 18
The

concentration

of

exploration

varies

slightly

across

the

Property,

with

the

proposed
underground mining areas

having the highest

concentration of drill

holes.

Drilling on the Property
is typically

sufficient

for

delineation

of potential

underground

mineable benches.

Core

logging is
typically conducted by professional

geologists in cases where roof

and floor strata are

of particular
interest and in cases where greater resolution

and geologic detail are needed.

However,

much

of

the

early

drill

hole

data

comes

from

simplified

driller’s

logs,

which

often

lack
specific

details

regarding

geotechnical

conditions

and

specific

geology,

making

correlations

and
floor

and

roof

conditions

difficult

to

determine.

Geophysical

logging

techniques,

by

contrast,
document

some

details

useful

for

geologic

interpretation

and

mining

conditions,

but

do

not
provide detailed lithologic

information.

Given the variability

of data-gathering

methods, definitive
mapping of future mining

conditions may not be

possible, but projections and

assumptions can be
made within a reasonable degree of certainty.
Once

the

integrity

of

the

database

was

established,

stratigraphic

columnar

sections

were
generated

using

cross-sectional

analysis

to

establish

or

confirm

coal

seam

correlations.

Cross-
section illustrating the three

mineable bench configurations

are presented below

in
Figure 7-1 and
Figure 7-2 .
Figure 7-1: Buchanan Cross-Section, A1 – A2

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 19
Figure 7-2: Buchanan Cross-Section, B1 – B2
Due

to

the

extended

history

of

exploration

by

various

parties

on

the

Property,

a

wide

variety

of
survey techniques

exist for

documentation of

data point

locations.

Many of

the older exploration
drill

holes

appear

to

have

been

located

by

survey

and

more

recently

completed

drill

holes

are
often

located

by

high-resolution

Global

Positioning

System

(
GPS
)

units.

However,

some

holes
appear to have

been approximately

located using USGS topography

maps or other methods which
are less accurate.

Therefore, discretion had

to be used regarding the accuracy

for the location and
ground surface elevation

of some of these older drill holes.

In instances where a drill hole location
(or associated

coal seam

elevations)

appeared to

be inconsistent

with the

overall

structural

trend
(or surface topography

for surface-mineable

areas), the data

point was not

honored for

geological
modeling.

Others with apparently minor variances were adjusted and then used by MM&A.

Surveying of the underground and surface mined areas has been performed by the mine operators
and/or

their

consulting

surveyors.

By

assignment,

MM&A

did

not

verify

the

accuracy

or
completeness

of

supplied

mine

maps

but

accepted

this

information

as

being

the

work

of
responsible engineers and surveyors.
MM&A

compiled

comprehensive

topographic

map

files

by

selecting

the

best

available

aerial
mapping for each area and filling any gaps with digital USGS topographic mapping.
7.2 Non-Drilling Procedures and Parameters
To

supplement

the

core

hole

quality

database,

samples

have

been

collected

from

underground
channel samples, mine stockpiles, and/or truck / train shipments.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 20
7.3 Drilling Procedures
Core

drilling

methods

typically

utilize

NX-size

(5.4

centimeters)

or

similar-sized

core

cylinders

to
recover core

samples, which can be

used to delineate

geologic characteristics,

and for coal

quality
testing

and geotechnical

logging.

For the

core holes,

the geophysical

logs are

especially useful

in
verifying the core recovery

of both the coal samples

(for assurance that

a sample is representative
of

the

full

seam)

and

of

the

roof

and

floor

rock

samples

(for

evaluating

ground

control
characteristics of deep mineable coal seams).

In

addition

to

core

holes,

rotary-drilled

holes

also

exist

on

much

of

the

Property.

Data

for

the
rotary

drilled

holes

are

mainly

derived

from

downhole

geophysical

logs,

which

are

used

to
interpret coal

and rock thickness

and depth

since logging of the

drill cuttings

is not reliable.

From
time to

time, geological

staff

at MM&A

have

been engaged

by Coronado

to interpret

geophysical
logs

within

specific

areas

of

interest,

the

results

of

which

have

been

added

to

the

Coronado
geologic

database.

Moreover,

MM&A

field

geologists

have

conducted

gas

content

(desorption)
testing of core

samples as part of an

ongoing effort to

assess levels of coalbed

methane gas (
CBM )
present

within

the

seam.

Additionally,

there

is

an

ongoing

active

surface

drilling

program

for
degassing

the

mined

seam

ahead

of

mining.

The

degas

holes

are

typically

logged

geophysically,
and the resulting

interpreted data

are incorporated

into the geological

model.

Exploratory drilling
generally

requires

drilling

to

depths

of

over

305

meters

to

penetrate

the

target

coal

seam

at
Buchanan.
A wide

variety of

core

logging techniques

exist

for the

Property.

For many

of the

core holes,

the
primary

data

source

is

a

generalized

lithology

description

by

the

driller,

which

may

be
supplemented by a

more detailed core

log completed by

a geologist.

These logs were provided

to
MM&A

as

a

geological

database.

MM&A

geologists

were

not

involved

in

the

production

of
original

core

logs

but

did

perform

a

basic

check

of

information

within

the

provided

database.

Where geophysical

logs for such holes

are available, they

were used by MM&A

geologists to verify
the coal thickness and core recovery of seams.

7.4 Hydrology
Buchanan

is

an

active

mine

with

no

hydrologic

concerns

or

material

issues

experienced

in

its
history.

Future mining

is projected

to occur

in areas

exhibiting similar

hydrogeological

conditions
as

past

mining,

including

stream

undermining,

undermining

of

aquifers,

and

mining

through
hydraulically

fractured

(frac’d)

coalbed

methane

wells.

Based

upon

the

successful

history

of the
operation with

regards to

hydrogeological

conditions, MM&A

assumes that

the operation

will not
be hindered by such issues in the future.
7.5 Geotechnical Data
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

modified

by
MM&A to

fit current

property constraints.

Pillar stability

was tested

by MM&A

using the
Analysis
of Retreat

Mining Pillar Stability

(ARMPS
) and
Analysis of Longwall

Pillar Stability

(ALPS)

programs
that

were

developed

by

the
National

Institute

for

Occupational

Safety

and

Health

(
NIOSH )
.

MM&A

reviewed

the

results

from

the

ARMPS

and

ALPS

analysis

and

considered

them

in

the
development of the LOM plan.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 21
8
Sample Preparation, Analyses and Security
8.1 Prior to Sending to the Lab
Most

of the

coal

samples have

been obtained

from

the Property

by subsurface

exploration

using
core drilling

techniques.

The protocol

for preparing

and testing

the samples

has varied

over time
and

is

not

well

documented

for

the

older

holes

drilled

on

the

Property.

Typical

core-drilling
sampling

methods

for

coal

in

the

United

States

involves

drilling

through

the

seam, removing

the
core

from the

barrel, describing

the lithology,

wrapping

the sample

in a

sealed plastic

sleeve

and
placing it lengthwise

into a covered

core box, and

carefully marking hole

ID and depth intervals

on
each box

and

lid, allowing

the

core

to

be delivered

to

a laboratory

in correct

stratigraphic

order,
and

with

original

moisture

content.

This

process

has

been

the

norm

for

both

historical

and
ongoing exploration activities at the Property.
This

work

is

typically

performed

by

the

supervising

driller,

geologist,

or

company

personnel.

Samples

are

most

often

delivered

to

the

company

by

the

driller

after

each

shift

or

acquired

by
company personnel

or representatives.

Most of the

coal core

samples were obtained

by previous
or current

operators

on the

Property.

MM&A did

not participate

in the

collection, sampling,

and
analysis of the core samples.

However,

it is reasonable to assume, given the consistency

of quality
from

previous

operators,

that

these

samples

were

generally

collected

and

processed

under
industry

best

practices.

This

assumption

is

based

on

MM&A’s

familiarity

with

the

operating
companies and the companies used to perform the analyses.
8.2 Lab Procedures
Coal-quality testing

has been

performed over

many years

by operating

companies using

different
laboratories

and testing

regimens.

Some of

the samples

have

raw

analyses

and

washabilities

on
the

full

seam

(with

coal

and

rock

parting

layers

co-mingled)

and

are

mainly

useful

for
characterizing the

coal quality for

projected production

from underground

mining.

Other samples
have

coal

and

rock

analyzed

separately,

the

results

of

which

can

be

utilized

to

forecast
underground

mining

quality.

Care

has

been

taken

to

use

only

those

analyses

that

are
representative

of

the

coal

quality

parameters

for

the

appropriate

mining

type

for

each

sample.

Unlike

many

Appalachian properties,

Buchanan has

interest

in

a

single deep-mineable

seam,

the
Pocahontas

No.

3

seam;

therefore,

the

analyses

have

been

conducted

following

a

consistent
protocol.
Standard procedure

upon receipt

of core

samples by

the testing

laboratory is

to: 1)

log the

depth
and

thickness

of

the

sample;

then

2)

perform

testing

as

specified

by

a

representative

of

the
operating company.

Samples

are

analyzed

in

accordance

with

procedures

defined

under
ASTM

International

(
ASTM )
standards

including,

but

not

limited

to

(not

all

analytical

tests

identified

in

the

list

below

have
been

run

on

each

sample):

washability

(ASTM

D4371);

ash

(ASTM

D3174);

sulfur

(ASTM

D4239);
Btu/lb. (ASTM D5865); volatile matter (ASTM D3175); Free Swell

Index (
FSI
) (ASTM D720).

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
While

not

confirmed

by

MM&A,

it

is

assumed

that

best

practices

and

ASTM

(or

equivalent
standards at the time of testing) were utilized

in laboratory quality testing.
9
Data Verification
9.1 Procedures of Qualified Person
MM&A

reviewed

the

digital

geologic

database

supplied

by

Coronado.

The

database

consists

of
data

records,

which

include

drill

hole

information

for

holes

that

lie

within

and

adjacent

to

the
Property

and

records

for

numerous

supplemental

coal

seam

thickness

measurements.

Upon
completion

of the

database

verification,

copies of

each entry

were

printed,

and cross

referenced
to

the

original

document

for

verification.

Once

the

initial

integrity

of

the

database

was
established,

stratigraphic

columnar

sections

were

generated

using

cross-sectional

analysis

to
establish

or

confirm

coal-seam

correlations.

Geophysical

logs

were

used

wherever

available

to
assist in

confirming the

seam correlation

and to

verify proper

seam thickness

measurements

and
recovery of coal samples.

After

establishing

and/or

verifying

proper

seam

correlation,

seam

data-control

maps

and
geological

cross-sections

were

generated

and

again

used

to

verify

seam

correlations

and

data
integrity.

Once

the

database

was

fully

vetted,

seam

thickness, base-of-seam

elevation,

roof

and
floor lithology,

and overburden

maps were

independently generated

for use

in the

mine planning
process.
9.2 Limitations
As

with

any

exploration

program,

localized

anomalies

cannot

always

be

discovered.

The

greater
the density

of the

samples taken,

the less

the risk.

Once an

area is

identified as

being of

interest
for inclusion in the mine plan, additional samples are taken to help reduce the risk in those specific
areas.

In

general,

provision

is

made

in

the

mine

planning

portion

of

the

study

to

allow

for
localized

anomalies

that

are

typically

classed

more

as

a

nuisance

than

a

hinderance.

Longwall
production has been de-rated in thinner coal zones.
9.3 Opinion of Qualified Person
Sufficient

data

have

been

obtained

through

various

exploration

and

sampling

programs

and
mining

operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for
coal

horizons

situated

on

the

Property.

The

data

are

of

sufficient

quantity

and

reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.
10
Mineral Processing and Metallurgical Testing
10.1
Testing

Procedures
Separate

tabulations

have

been

compiled

for

basic

chemical

analyses

(both

raw

and

washed
quality),

petrographic

data,

rheological

data

and

chlorine,

ash,

ultimate

and

sulfur

analysis.

The

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 23
latter two data types

are not as prevalent and have

been supplemented by samples collected from
mine stockpiles and either truck- or train-shipment samples.
Available

coal-quality data

were

tabulated

by resource

area in

a Microsoft®

EXCEL

workbook and
the

details

of

that

work

are

maintained

on

file

at

the

offices

of

Coronado

and

MM&A.

These
tables also

provide basic

statistical

analyses of

the coal

quality data

sets, including

average

value;
maximum

and

minimum

values;

and

the

number

of

samples

available

to

represent

each

quality
parameter

of

the

seam.

Coal

samples

that

were

deemed

by

MM&A

geologists

to

be
unrepresentative

were

not

used

for

statistical

analysis

of

coal

quality,

as

documented

in

the
tabulations.

A

representative

group

of

drill

hole

samples

from

the

Property

were

then

checked
against the original drill laboratory reports to verify

accuracy and correctness.
The

amount

and

areal

extent

of

coal

sampling

for

geological

data

is

generally

sufficient

to
represent

the quality

characteristics

of the

coal

horizons

and

allow for

proper

market

placement
of the

subject

coal

seams.

For

some of

the

coal deposits

there

are

considerable

laboratory

data
from

core

samples that

are

representative

of the

full

extent

of the

resource

area;

and for

others
there are

more limited data

to represent

the resource area.

For example, in

the active operations
with

considerable

previous

mining,

there

may

be

limited

quality

data

within

some

of

the
remaining

resource

areas;

however,

in those

cases

the

core

sampling

data

can

be supplemented
with

operational

data

from

mining

and

shipped

quality

samples

representative

of

the

resource
area.
10.2
Relationship of Tests

to the Whole
The extensive

sampling and

testing procedures

typically followed

in the

coal

industry result

in an
excellent

correlation

between

samples

and

marketable

product.

Shipped

analyses

of

the

coal
from Buchanan were

reviewed to verify

that the coal quality

and characteristics were

as expected.

Buchanan

has

a

long

history

of

saleable

production

in

the

low-volatile

metallurgical

markets,
confirming

exploration

results.

Degradation

of

coking

coal

characteristics

over

time

is

not
anticipated to be an issue.
10.3 Lab Information
As

noted

previously,

samples

are

analyzed

at

area

Laboratories

that

operate

in

accordance

with
procedures

defined under

ASTM standards

including, but

not limited

to the

following

(Note:

not
all analytical tests identified in this list have been run on each sample.):
>
ASTM D 4371

– Test

Method for Determining Washability Characteristics

of Coal
>
ASTM D 3174

– Method for Ash in the Analysis Sample of Coal and Coke
>
ASTM D

4239

– Test

Methods for

Sulphur in

the Analysis

Sample of

Coal and

Coke

Using High-
Temperature

Tube Furnace Combustion Methods
>
ASTM D 5865

– Test

Method for Gross Calorific Value

of Coal and Coke
>
ASTM D 3175

– Test

Method for Volatile Matter

in the Analysis Sample of Coal and Coke
>
ASTM D 3176 – Standard Practice for Ultimate Analysis of Coal and Coke

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 24
>
ASTM D 3178
- Test

Method for Carbon and Hydrogen in Coal and Coke
>
ASTM D 3179 - Te st Method for Nitrogen in Coal and Coke
>
ASTM D 720

– Test

Method for Free-Swelling Index (
FSI ) of Coal
>
ASTM

D

5515
-

Test

Method

for

Determination

of

the

Swelling

Properties

of

Bituminous

Coal
Using a Dilatometer (Arnu)
>
ASTM D 2639

– Test

Method for Plastic Properties of Coal (Gieseler)
>
ASTM D 3683
– Trace Elements

in Coal and Coke Ash by the Atomic Absorption Method
>
ASTM D 1857
– Standard Test

Method for Fusibility of Coal and Coke Ash
>
ASTM

D

2798
–

Microscopical

Determination

of

the

Reflectance

of

Vitrinite

in

a

Polished
Specimen of Coal
Ultimate

analysis

is

a

process

typically

used

which

gives

the

composition

of

coal

in

terms

of
carbon,

hydrogen,

nitrogen,

oxygen,

ash,

and

sulfur

without

regard

to

origin.

The

sum

of

the
carbon,

hydrogen,

nitrogen,

sulfur,

and ash

are subtracted

from

100

percent

to

calculate

oxygen
percent.
Heating

value or

calorific value

is a

measure of

the heat

produced

from a

unit weight

of coal.

In
the

United

States,

it

is

commonly

expressed

in

British

thermal

units

per

pound

(
Btu/lb.
).

Other
units

are

kilocalories

per

kilogram

(
Kcal/kg
)

and

kilojoules

per

gram

(
KJ/g
).

Heating

value

is
generally determined by burning a weighed coal sample, in oxygen,

in a calorimeter.
10.4 Relevant Results
No critical factors have been found

that would adversely affect the recovery

of the Reserve.

11
Mineral Resource Estimates
MM&A

independently

created

a

geologic

model

to

define

the

coal

resources

at

Buchanan.

Coal
resources were estimated

as of December 31, 2022.
11.1 Assumptions, Parameters and Methodology
Geological

data

were

imported

into

Carlson

Mining
®

(formerly

SurvCADD
®
)

geological

modelling
software

in

the

form

of Microsoft
®

Excel

files

incorporating

drill

hole

collars,

seam

and

thickness
picks, bottom

seam elevations

and raw

and washed

coal quality.

These data

files were

validated
prior to importing into the software.

Once imported, a geologic model was created, reviewed, and
verified with a key element being a gridded model of coal seam thickness.

Resource

tonnes

were

estimated

by

using

the

seam

thickness

grid

based

on

each

valid

point

of
observation and

by defining

resource confidence

arcs around

the points

of observation.

Points of
observation for

Measured and

Indicated confidence

arcs were

defined for

all valid

drill holes

that
intersected

the seam

using standards

deemed acceptable

by MM&A

based on

a detailed

geologic
evaluation and a statistical analysis

of all drill holes within the projected reserve areas as described the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 25
in Section 11.1.1
.

The geological

evaluation incorporated

an analysis

of seam

thickness related

to
depositional environments, adjacent roof and floor lithologies, and structural influences.
After

validating

coal

seam

data

and

establishing

correlations,

the

thickness

and

elevation

for
seams

of

economic

interest

were

used

to

generate

a

geologic

model.

Due

to

the

relative
structural

simplicity

of

the

deposits

and

the

reasonable

continuity

of

the

tabular

coal

beds,

the
principal

geological

interpretation

necessary

to

define

the

geometry

of

the

coal

deposits

is

the
proper

modeling

of

their

thickness

and

elevation.

Both

coal

thickness

and

quality

data

are
deemed

by

MM&A

to

be

reasonably

sufficient

within

the

resource

areas.

Therefore,

there

is

a
reasonable

level

of

confidence

in

the

geologic

interpretations

required

for

coal

resource
determination based on the available data and the techniques applied to the data.
Table

11-1

below

provides

the

geological

mapping

and

coal

tonnage

estimation

criteria

used

for
the

coal

resource

and

reserve

evaluation.

These

cut-off

parameters

have

been

developed

by
MM&A based

on its

experience with

the Coronado

property

and are

typical of

mining operations
in

the

Central

Appalachian

coal

basin.

This

experience

includes

technical

and

economic
evaluations

of

numerous

properties

in the

region

for

the

purposes

of

determining

the

economic
viability of the subject coal reserves.
Table 11-1:

General Reserve and Resource Criteria
Item Parameters Technical Notes & Exceptions*
•

General Reserve Criteria

Reserve Classification Reserve and Resource
Reliability Categories Reserve (Proven and Probable)
Resource (Measured, Indicated and Inferred)
To better reflect geological conditions of the coal
deposits, distance between points of observation is
standard USGS (in meters), respectively, for measured
and indicated and inferred.
Effective Date of Resource Estimate December 31, 2022 Coal resources were updated for depletion based on information from Coronado.

Effective date for coal
resources is as of December 31, 2022.
Effective Date of Reserve Estimate December 31, 2022 Coal reserves were updated for depletion based on information from Coronado.

Effective date for coal
reserves is as of December 31, 2022.
Seam Density Variable, dependent upon seam characteristics
(based on available drill hole quality).

In the
absence of laboratory data, estimated by (1)
assuming specific gravity of 1.30 for coal and 2.25
to 2.5 for rock parting, or (2) 1280 kg/m
3

to 1324
kg/m
3

for a "clean" seam
•

Underground-Mineable Criteria
Map Thickness Total seam thickness
Minimum Seam Thickness 1.2 meters (locally <1.2 m for limited areas integral to the mine plan)
Minimum Mining Thickness 1.83 meters
Minimum In-Seam Wash Recovery
40 percent

Wash Recovery Applied to Coal
Reserves
Based on average yield for drill holes within
reserve area, or in the absence of laboratory
washability data, based on estimated visual
recovery using specific gravities noted above and
95 percent yield on "clean" coal
Out-of-Seam Dilution Thickness for
Run-of-Mine Tonnes Applied to Coal
Reserves
0.05 meters 2243 kg/m³ density used for dilution tonnage estimate
Mine Barrier 61-meter distance from abandoned mines and
sealed or pillared areas.
Adjustments Applied to Coal Reserves 6 percent moisture increase; 5 percent preparation plant inefficiency
Note:

Exceptions for

application of

these criteria

to resource

and reserve

estimation are

made as

warranted and

demonstrated by

either actual

mining
experience or detailed data

that allows for empirical

evaluation of mining conditions.

Final classification of coal reserve

is made based on the

pre-
feasibility evaluation.

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11.1.1 Geostatistical Analysis for Classification
MM&A

completed

a

geostatistical

analysis

on

drill

holes

within

the

reserve

boundaries

to
determine

the

applicability

of the

common

United

States

classification

system

for

measured

and
indicated and inferred

coal resources.

Historically,

the United States

has assumed that coal

within
0.4

kilometers

of

a

point

of

observation

represents

a

measured

resource

whereas

coal

between
0.4

kilometer

and

1.2

kilometers

from

a

point

of

observation

is

classified

as

indicated.

Inferred
resources are commonly assumed

to be located between

1.2 kilometers and 4.8

kilometers from a
point

of

observation.

Per

SEC

regulations,

only

measured

and

indicated

resources

may

be
considered for reserve classification, respectively

as proven and probable reserves.
MM&A

performed

a

geostatistical

analysis

of

the

Buchanan data

set

using the

Drill

Hole

Spacing
Analysis

(
DHSA
)

method.

This

method

attempts

to

quantify

the

uncertainty

of

applying

a
measurement

from

a

central

location

to

increasingly

larger

square

blocks

and

provides
recommendations

for determining

the distances

between drill

holes for

measured, indicated,

and
inferred resources.
To

perform DHSA the data

set was processed to remove

any erroneous data points,

clustered data
points, as

well as

directional trends.

This was

achieved through

the use

of histograms,

as seen

in
Figure 11-1
, color coded scatter

plots showing the geospatial positioning

of the borings,
Figure 11-
2 , and trend analysis.
Figure 11-1:

Histogram of the Total

Seam
Thickness for the Pocahontas No. 3 Seam Present
in the Buchanan Mine Complex
Figure 11-2:

Scatter plot of the Total

Seam
Thickness for the Pocahontas No. 3 Seam Present in
the Buchanan Mine Complex
Following the completion of

data processing, a variogram

of the data set was

created,
Figure 11-3
.

The

variogram

plots average

square difference

against

the separation

distance

between

the data
pairs.

The

separation

distance

is broken

up into

separate

bins defined

by a

uniform

lag distance
(e.g., for

a lag

distance of

152 meters

the bins

would be

0 –

152 meters,

153 –

305 meters,

etc.).

Each

pair of

data

points that

are

less than

one lag

distance

apart are

reported

in the

first

bin.

If
the data

pair is further

apart than one

lag distance

but less than

two lag distances

apart, then the
variance

is reported

in the

second

bin.

The

numerical

average

for

differences

reported

for

each
bin is then plotted on the

variogram.

Care was taken

to define the lag distance

in such a way as to
not

overestimate

any

nugget

effect

present

in

the

data

set.

Lastly,

modeled

equations,

often

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
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& A
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, I
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. 27
spherical, gaussian, or

exponential, are applied to

the variogram in order

to represent the

data set
across a continuous spectrum.
Figure 11-3: Variogram of the Total

Seam Thickness for the Pocahontas No. 3 Seam

Present in the Buchanan Mine Complex
The estimation

variance is

then calculated

using information

from the

modeled variogram

as well
as

charts

published

by

Journel

and

Huijbregts

(1978).

This

value

estimates

the

variance

from
applying

a

single

central

measurement

to

increasingly

larger

square

blocks.

Care

was

taken

to
ensure

any

nugget

effect

present

was

added

back

into

the

data.

This

process

was

repeated

for
each test block size.
The

final

step

of

the

process

is

to

calculate

the

global

estimation

variance.

In

this

step,

the
number of square blocks that

would fit inside the selected

study area is determined for

each block
size

that

was

investigated

in

the

previous

step.

The

estimation

variance

is

then

divided

by

the
number

of

blocks

that

would

fit

inside

the

study

area

for

each

test

block

size.

Following

this
determination,

the

data

is

then

transformed

back

to

represent

the

relative

error

in

the

95th-
percentile range.
Figure 11-4
shows the

results of

the DHSA

performed on

the Pocahontas

No. 3

seam data

for the
Buchanan Mine.

DHSA provides hole to hole

spacing values; these distances need to

be converted
to radius

from a

central point

in order

to compare

to the

historical

standards.

A summary

of the
radius

data

is shown

in
Table

11-2
.

DHSA

prescribes

that

measured,

indicated,

and inferred

drill

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. 28
hole spacing be

determined at

the 10-percent,

20-percent, and

50-percent levels

of relative

error,
respectively.
Figure 11-4: Result of DHSA for the Pocahontas No. 3 Seam Present in the Buchanan Mine Complex
Table 11-2:

DHSA Results Summary for Radius from a Central Point
Model:
Measured Radial Distance
(10% Relative Error)
Indicated Radial Distance
(20% Relative Error)
Inferred Radial Distance
(50% Relative Error)
(km) (km) (km)
Gaussian: 0.71 1.10 2.76
Spherical: 0.71 1.08 2.67
Exponential: 0.67 1.08 3.08
Comparing

the

results

of

the

DHSA

to

the

historical

standards,

it

is

evident

that

the

historical
standards

are

more

conservative

than

even

the

most

conservative

DHSA

model

with

regards

to
determining

measured

resources.

The

Exponential

model

recommends

using

a

radius

of

0.67
kilometers

for

measured

resources

compared

to

the

historical

value

of

0.4

kilometers.

With
respect

to

indicated

resources,

the

DHSA

falls

in

line

closely

with

the

historical

standards.

The
Exponential

and Spherical

models recommend

using a

radius

1.08 kilometers,

while the

Gaussian
model

recommends

a

radius

of

1.10

kilometers.

These

values

line

up

closely

with

the

historical
radius of 1.2

kilometers.

These results have

led the QPs

to report the

data following

the historical
classification standards, rather

than use the results of the DHSA.
11.2 Qualified Person’s Estimates
Mineral

resources,

representing

in-situ

coal

from

a

portion

of

which

reserves

are

derived,

are
presented below.

Based on the work described and detailed modelling of the areas considering all
the parameters

defined, a

coal resource

estimate,

summarized

in
Table

11-3
, was

prepared

as of
December 31, 2022, for property controlled by Coronado.

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1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
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& A
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Table 11-3:

Coal Resources Summary as of December 31, 2022

Coal Resource (Dry Tonnes, In Situ, Mt) Resource Quality (Dry)
Area Measured Indicated Inferred Total Ash% Sulfur% VM%
Inclusive of Reserves
158.0 10.2 0.0 168.2
25 0.7 16
Exclusive of Reserves
33.9 5.9 0.0 39.8
Total 12/31/2022
191.9 16.1 0.0 208.0

Note:

Resource tonnes are inclusive of reserve tonnes since they include the in-situ tonnes from which recoverable coal reserves are derived.
Note 2:

Coal resources are reported on a dry basis.

Surface moisture and inherent moisture are excluded.
Note 3: The Property contains 39.8 Mt of dry, in-place measured and indicated coal resources exclusive of reserves as of December 31, 2022.
11.3 Resources Exclusive of Reserves
The

Property

contains

multiple

resource

blocks

which

were

not

deemed

to

exhibit

reserve
potential

at the

time of

the

study.

These

resources,

formally

identified as

resources

exclusive

of
reserves,

are located

in the

Pocahontas

No. 3

coal seam.

Reasons which

may preclude

elevation
of resources to reserves include, but are not limited to:
1.
Insufficient density of drilling and/or coal quality data available at the time of this evaluation.
2.
Unfavorable economics

at the PFS level, yet economics could become attractive

in the future
under different market

conditions.

3.
Exclusion from LOM planning by mining operator

due to remaining resource blocks which are
relatively small, isolated blocks and not currently attractive from an operational perspective.

Multiple resource blocks in the active Buchanan Mine have not been considered as reserve
due to relatively small size and isolation.
11.3.1 Initial Economic Assessment
MM&A completed an initial economic assessment to

determine the potential economic viability of
resources

exclusive

of reserves.

Unlike

the economic

analysis presented

in
Section

19 developed
to test reserves, the initial economic assessment below is presented on a real basis in 2022 dollars.

MM&A

applied

relevant

technical

factors

to

estimate

potential

saleable

tonnes

without

the
resource

blocks,

should

the

resources

be

extracted

via

deep,

continuous

mining

methods

(given
that their irregular and isolated nature may

preclude longwall mining).

MM&A

developed

cash

cost

profiles

for

the

resource

blocks,

including

direct

cash

costs

(labor,
supplies,

roof

control,

maintenance

and

repair,

power,

and

other);

washing,

trucking,

materials
handling, general

and administrative,

and environmental

costs;

and indirect

cash

costs

(royalties,
production

taxes,

property tax,

insurance).

Costs were

developed

based off

relevant

cost

drivers
(per-meter,

per-raw-tonne,

per-clean-tonne).

Additionally,

MM&A

estimated

capital

costs

to
extract

resources.

Capital

costs

associated

with

mine

development

were

amortized

across

the
resource’s

potential saleable tonnages.

Additional non-cash items (depreciation of equipment and
depletion)

and

cash

costs

were

compared

to

an

assumed

sale

price

of

$110

per

tonne

(FOB
loadout),

representing

the

long-term

average

price forecast

for

Buchanan supplied

by

Coronado.

The

results

of

the

analysis

are

shown

below

and

demonstrate

potential

profitability

on

a

fully
loaded cost basis.

Detailed summaries are shown in
Appendix D
.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
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SSOCIATES
, I
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Table 11-4:

Results of Initial Economic Assessment
Seam
Resource
Block Direct Cash
Transportation,
Washing, Enviro,
G&A Indirect Non-Cash Total Cost
Fully
Loaded P&L
P3 N, NE, NW $58.63 $14.14 $7.52 $16.77 $97.06 $13.18
Figure 11-5:

Results of Initial Economic Assessment
11.4 Qualified Person’s Opinion
While there is

some level of stratigraphically

controlled seam-thickness

variability,

the Pocahontas
No.

3

coal

seam

at

Buchanan

demonstrates

reasonable

thickness

consistency

according

to

the
classification

system

of
measured

(0

–

0.4

kilometer),
indicated

(0.4

to

1.2

kilometers),

and
inferred

(1.2

to

4.8

kilometers).

MM&A

geologists

and

engineers

modeled

the

deposit

and
delineated

mineable

regions

to

reflect

the

nature

of

each

seam

and

the

practicality

of

mining
constraints.

Based

on

MM&A’s

geostatistical

analysis,

it

would

be

possible

to

extend

the
measured arcs slightly

beyond historically accepted

practices due to consistent

geological settings.

These results

have

led the

QPs to

report the

data following

the historical

classification standards,
rather than use the results of the DHSA.
Based on the data

review,

the attendant work

done to verify the data

integrity and the creation

of
an

independent

geologic model,

the

QPs

believe

this

is a

fair

and

accurate

representation

of the
Buchanan coal resources.
12
Mineral Reserve Estimates
12.1 Assumptions, Parameters and Methodology
Coal

Reserves

are

classified

as
proven

or
probable

considering

“modifying

factors”

including
mining,

metallurgical,

economic,

marketing,

legal,

environmental,

social,

and

governmental
factors.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
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>
Proven Coal Reserves

are the economically mineable part of a measured coal resource, adjusted for diluting materials and allowances for losses when the material is mined.

It is based
on appropriate assessment and studies in consideration of and adjusted for reasonably
assumed modifying factors.

These assessments demonstrate that extraction

could be
reasonably justified at the time of reporting.

>
Probable Coal Reserves

are the economically mineable part of an indicated coal resource, and in some circumstances a measured coal resource, adjusted

for diluting materials and
allowances for losses when the material is mined.

It is based on appropriate assessment and
studies in consideration of and adjusted for

reasonably assumed modifying factors.

These
assessments demonstrate that extraction

could be reasonably justified at the time of reporting.

Upon

completion

of delineation

and calculation

of coal

resources,

MM&A generated

a LOM

plan
for

Buchanan.

The

footprint

of the

reserve

area

is

shown

on

the

map

in
Appendix B
.

The

Mine
plan was

generated

based on

the forecast

mine plan

and permit

plan provided

by Coronado

with
modifications by

MM&A where

necessary due

to current

property control

limits, modifications

to
geologic mapping, or other factors determined during the evaluation.
Carlson

Mining

software

was

used

to

generate

the

LOM

plan

for

Buchanan.

The

mine

plan

was
sequenced

based

on

productivity

schedules

provided

by

Coronado.

MM&A

judged

the
productivity

estimates

and

plans

to

be

reasonable

based

on

experience

and

current

industry
practice.
At

the

Buchanan

No.

1

Mine,

a

minimum

mining

height

of

1.83

meters

was

used

due

to

the
longwall mining method being employed.

For coal seams thinner than the assigned mining height,
the difference

between the

coal seam

height and

assigned mining

height consists

of out-of-seam
dilution ( OSD
).

Mine recovery

generally varies

between 40

and 60

percent for

continuous mining
panels,

and 100

percent

for

longwall.

Plant

recovery

is a

function

of in-seam

recovery,

OSD and
plant

efficiency

factor,

which

is

set

at

95

percent.

Typical

entry

width

is

5.79

meters

to

6.10
meters.
Raw,

ROM

production

data

outputs

from

LOM

plan

sequencing

were

processed

into

Microsoft
®
EXCEL spreadsheets

and summarized

on an

annual basis

for processing

into the

economic model.

Average

seam

densities

were

estimated

to

determine

raw

coal

tonnes

produced

from

the

LOM
plan.

Average

mine recovery

and

wash

recovery

factors

were

applied to

determine

coal

reserve
tonnes.

Coal reserve

tonnes in

this evaluation

are reported

at a

6.0-percent moisture

basis and

represent
the saleable product from the Property.
Pricing

data

as

provided

by

Coronado

is

described

in
Section

16.2
.

The

pricing

data

assumes

a
weighted

average

domestic

and

international

FOB-mine

price

of

approximately

$179

per

metric
tonne

for

calendar

year

2023.

The

weighted

average

price

decreases

to

approximately

$132

to
$143 per metric tonne through

year 2027 and averages

approximately $153

per metric tonne over
the LOM.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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The coal resource

mapping and estimation

process described in

this report was

used as a basis

for
the coal reserve

estimate.

Proven and

probable coal

reserves were

derived from

the defined coal
resource

considering

relevant

processing,

economic

(including

technical

estimates

of

capital,
revenue,

and

cost),

marketing,

legal,

environmental,

socio-economic,

and

regulatory

factors

and
are presented on a moist, recoverable

basis.
As is

customary in

the US,

the categories

for proven

and probable

coal reserves

are based

on the
distances

from

valid

points

of

measurement

as

determined

by

the

QPs

for

the

area

under
consideration.

For this

evaluation, measured

resource, which

may convert

to a

proven reserve,

is
based on a 0.4-kilometer radius from a valid point of observation.
Points

of observation

include exploration

drill holes,

degas holes,

and mine

measurements which
have been fully vetted

and processed into a

geologic model.

The geologic model is based on seam
depositional

modeling,

the

interrelationship

of

overlying

and

underlying

strata

on

seam
mineability,

seam

thickness

trends,

the

impact

of

seam

structure

(i.e.,

faulting),

intra-seam
characteristics,

etc.

Once

the

geologic

model

was

completed,

a

statistical

analysis,

described

in
Section

11.1.1

was

conducted

and

a

0.4-kilometer

radius

from

a

valid

point

of

observation

was
selected to define Measured Resources.

Likewise,

the distance

between 0.4

and 1.2 of

a kilometer

radius was

selected to

define Indicated
Resources.

Indicated Resources may convert

to Probable Reserves.

There

are

no

Inferred

Resources

(greater

than

a

1.2-kilometer

radius

from

a

valid

point

of
observation) at Buchanan.
12.2 Qualified Person’s Estimates
Reserve tonnage

estimates provided

herein report

coal reserves

derived from

the in-situ resource
tonnes presented in Table 11-3
, and not in addition to coal resources.

Coal reserves are presented
on a

ROM basis

in
Table

12-1
.

Proven

and probable

coal reserves

were derived

from the

defined
coal

resource

considering

relevant

mining,

processing,

infrastructure,

economic

(including
estimates

of

capital,

revenue,

and

cost),

marketing,

legal,

environmental,

socio-economic

and
regulatory factors.

The coal reserves,

as shown in
Table

12-2
, are based

on a technical

evaluation
of

the

geology

and

a

preliminary

feasibility

study

of

the

coal

deposits.

The

extent

to

which

the
coal

reserves

may

be

affected

by

any

known

environmental,

permitting,

legal,

title,

socio-
economic,

marketing,

political,

or

other

relevant

issues

has

been

reviewed

rigorously.

Similarly,
the

extent

to

which

the

estimates

of

coal

reserves

may

be

materially

affected

by

mining,
metallurgical, infrastructure

and other relevant factors has also been considered.

Table 12-1:

Coal ROM (Moist) Summary as of December 31, 2022

Demonstrated Coal Reserves (Mt, Moist ROM)
Quality (Dry)

By Reliability Category By Mining Type By Control Type
Area /
Mine Proven Probable Total Surface UG Owned Leased Subleased Ash Sulfur Vol
Buchanan 144.9 8.7 153.6 0.0 153.6 21.7 127.9 4.0 42 0.7 12

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
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Table 12-2:

Coal Reserves Summary (Marketable Sales Basis) as of December 31, 2022

Demonstrated Coal Reserves (Wet Tons,

Washed or Direct Shipped, Mt)
Quality (Dry Basis)

By Reliability Category By Mining Type By Control Type
Area / Mine Proven Probable Total Surface UG Owned Leased Subleased Ash% Sulfur% VM%
Buchanan Mine Complex 87.5 5.4 92.9 0.0 92.9 14.4 75.9 2.6 6 0.7 19

Note: Marketable reserve tonnes are reported on a moist basis, including a combination of surface and inherent moisture.

The combination of
surface and inherent moisture is modeled 6-percent.

Actual product moisture is dependent upon multiple geological factors, operational factors, and product contract specifications and can exceed 8-percent.

As such, the modeled moisture values provide a level of conservatism for reserve reporting.
As shown below,

coal shipments during 2022 (primarily from the northern portion of the Property)
exhibit a year-to-date

average quality comparable

to quality projected

from core samples (refer

to
Table 12-2

above).

>
Moisture content: 8.3%
>
Ash content: 5.8% (db)
>
Sulfur content: 0.7% (db)
>
VM content: 17% (db)
The

results

of

this

TRS

define

an

estimated

92.9

Mt

of

proven

and

probable

marketable

coal
reserves.

Of that

total, 94

percent are

proven, and

6 percent

are probable.

There are

14.4 Mt

of
owned

coal

reserves

and

75.9

Mt

of

leased

coal

and

2.6

Mt

of

subleased

reserves.

All

the
Buchanan reserves are considered suitable for the metallurgical coal market, and all are assigned.
12.3 Qualified Person’s Opinion
The

estimate

of coal

reserves was

determined

in accordance

with the

JORC

Code along

with SEC
Regulation S-K 1300.
The

LOM

mining

plan

for

Buchanan

was

prepared

to

the

level

of

preliminary

feasibility.

Mine
projections

were

prepared

with

a

timing

schedule

to

match

production

with

coal

seam
characteristics.

Production timing

was carried

out from

current locations

to depletion

of the

coal
reserve

area.

Coal reserve

estimates

could be

materially

affected

by the

risk factors

described in
Section 22.2
.

Based on the preliminary feasibility study and the attendant economic review,

the QPs believe this
is a fair and accurate calculation of the Buchanan coal reserves.
13
Mining Methods
13.1 Geotech and Hydrology
Mining

plans

for

potential

underground

mines

were

developed

by

Coronado

and

MM&A.

Pillar
stability

was

tested

by

MM&A

using

the
Analysis

of

Retreat

Mining

Pillar

Stability

(ARMPS
)

and
Analysis of Longwall Pillar Stability ( ALPS
) programs that

were developed by the
National Institute

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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for

Occupational

Safety

and

Health

(
NIOSH )
.

MM&A reviewed

the

results

from

the

ARMPS

and
ALPS analysis and considered them in the development of the LOM plan.
Hydrology

has not

been an

issue of

concern at

Buchanan.

Based on

numerous

site visits

to both
the surface and underground portions of the Property by the QPs,

it has been determined that this
is not

a significant

concern.

Mining of future

reserves is

projected to

occur in areas

which exhibit
similar hydrogeological characteristics

as those formerly mined areas.
13.2 Production Rates
The

Buchanan

mine

is

active

with

six

continuous

mining

sections

and

one

longwall

section
currently operating.

Operations at Buchanan

by Coronado and its

predecessor have been

ongoing
for

many

years.

The

mine

plan

and

productivity

expectations

reflect

historical

performance

and
efforts

have

been

made to

adjust

the

plan

to

reflect

future

conditions.

MM&A

is confident

that
the

mine

plan

is

reasonably

representative

to

provide

an

accurate

estimation

of

coal

reserves.

Mine development and operation have not been optimized

within the TRS.
Longwall production

is scheduled

for

approximately

295 to

312 days

each year,

which represents
production

on

Monday

through

Saturday

with

allowances

for

holidays

and

longwall

moves.

On
each day,

the continuous

mining sections

and longwall

produce coal

on three

shifts.

The sections
are

configured

as

regular

sections

with

one

continuous

miner

available

for

production

on

each
section.

Productivity is

planned at

the rate

of 18.2

meters

to 21.3

meters

of advance

per shift

of
operation for

the continuous

miner sections, and

5.79 meters

to 7.32

meters per

shift of longwall
retreat.

A second longwall is scheduled to begin production in the first quarter of 2025.
Carlson

Mining

software

was

used

by

MM&A

to

generate

mine

plans

for

the

underground
mineable

coal

seam.

Coronado

recently

revised

the

Buchanan

mine

plan

with

an

independent
headgate and

tailgate for

longwall panels in

the South and Northeast

districts.

Such a change

was
made

to

allow

for

an

effective

panel

width

of

982

feet,

as

opposed

to

an

effective

width

of

688
feet

used

previously.

The

active

areas

in

the

North

and

East,

along

with

the

future

Northwest
area,

are still

based on

an effective

panel width

of approximately

688 feet.

MM&A incorporated
this mine

plan revision

into the

layout and

subsequent reserve

estimates contained

herein.

Mine
plans were

sequenced based

on productivity

schedules provided

by Coronado,

which were

based
on

historically

achieved

productivity

levels.

All

production

forecasting

ties

assumed

production
rates to geological models as constructed

by MM&A’s

team of geologists and mining engineers.
As shown in
Table

13-1
, the areas planned for underground

production continue until 2044.

Clean
coal production varies directly with coal thickness.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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Table 13-1:

Summary of Production by Year (Tonnes

x 1,000)
Mine Name 2023 2024 2025 2026 2027 2028 2029 2030
Buchanan 3,786 3,811 4,363 4,446 5,112 6,242 6,462 6,200

Mine Name 2031 2032 2033 2034 2035 2036 2037 2038
Buchanan 5,444 6,226 4,814 6,474 6,423 5,249 3,447 3,009

Mine Name 2039 2040 2041 2042 2043 2044 2045 2046
Buchanan 2,914 2,093 2,254 1,703 1,714 737 0 0
13.3 Mining Related Requirements
Although the continuous miner

sections are significantly more

expensive to operate

on a cost-per-
tonne basis,

they are

necessary to open

up areas

of the mine

for the

longwall.

At the

time of this
study,

Buchanan

had

6

operating

continuous

miner

stations

that

were

used

to

develop

main
entries and

gate roads

in preparation

for the

longwall.

As the mine

develops, this

number will

be
able to be reduced.
An additional

requirement at

Buchanan is the

drilling of degas

holes prior to

mining.

This process
was

initially

developed

as

a

safety

measure

to

extract

methane

from

the

coal

seam

prior

to
exposure to the workforce.

As such, it has been very effective.
More

recently,

the

methane

extracted

has

been

able

to

be

processed

and

sold.

However,
degasifying of the coal seam will continue as a safety measure regardless.
13.4 Required Equipment and Personnel
The

Buchanan

Mine

is

currently

Coronado’s

only

longwall

operation.

The

longwall

shearing
machine is used

for extraction

of coal at

the production face.

A chain conveyor

is used to

remove
coal from

the longwall

face for

discharge

onto the

conveyor

belt which

then ultimately

delivers

it
to an

underground

storage

bunker.

Development for

the longwall

is conducted

by the

extraction
of

coal

from

the

production

faces

using

continuous

miners

and

haulage

using

shuttle

cars

to

a
feeder-breaker

located

at the

tail of

the section

conveyor

belt.

The feeder

-breaker

crushes large
pieces

of

coal

and

rock

and

regulates

coal

feed

onto

the

mine

conveyor.

Roof-bolting

machines
are

used

to

support

the

roof

on

the

development

sections

of

the

longwall

mines.

Roof-bolting
machines are

used to

install roof

bolts, and battery

scoops are

available to

clean the

mine entries
and

assist

in

delivery

of

mine

supplies

to

work

areas.

Other

supplemental

equipment

such

as
personnel carriers, supply vehicles, etc., are also used daily.
Mine

conveyors

typically

range

in

width

up to

1.83

meters.

Multiple

belt

flights

are

arranged

in
series to

deliver raw

coal to

the underground

storage.

Along the

main and

sub-main entries

and
panels, a

travel

way is

provided for

personnel and

materials by

rubber-tired

equipment or

on rail.

The

Buchanan

No.

1

Mine

utilizes

a

skip

hoist

in

order

to

transport

ROM

coal

from

the
underground storage

bunker to

the surface

where the

coal may

be sampled,

crushed and washed
in the preparation plant and stockpiled to await

shipment.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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Surface

ventilation

fans

are

installed

as

needed

to

provide

a

sufficient

volume

of

air

to

ventilate
production

sections,

coal

haulage

and

transport

entries,

battery

charging

stations,

and
transformers

in

accordance

with

approved

plans.

High-voltage

cables

deliver

power

throughout
the

mine

where

transformers

reduce

voltage

for

specific

equipment

requirements.

The

Mine
Improvement

and

New

Emergency

Response

Act

of

2006

(
MINER

Act
)

requires

that

carbon
monoxide

detection

systems

be installed

along mine

conveyor

belts

and that

electronic

two-way
tracking

and

communications

systems

be

installed

throughout

underground

mines.

Water

is
required

to

control

dust

at

production

sections

and

along

conveyor

belts,

and

to

cool

electric
motors.

Water

is available

from nearby

sources and

is distributed

within the mine

by pipelines as
required.

A total of 588 salary and hourly

employees are assigned to

the mine in 2023, and a total
of 672

salary and

hourly employees

are assigned

to the

mine beginning

in 2025

when the

second
longwall begins operation.

14
Processing and Recovery Methods
14.1 Description or Flowsheet
Coronado currently

operates a

coal preparation

plant at

Buchanan.

The Buchanan Plant

operates
at

a feed

rate

of approximately

1,270 raw

tonnes per

hour (
tph
).

Coarse

material

is washed

in a
heavy

medium

vessel,

the

intermediate-size

material

is

washed

in

heavy

medium

cyclones

and
fine

material

is

washed

using

froth

flotation.

These

processes

are

supported

by

the

requisite
screens,

centrifuges,

vacuum

filters,

sumps,

pumps,

and

distribution

systems.

Processes

and
equipment

are typical

of those

used in

the coal

industry and

are in

use in

nearly all

plants in

the
Central Appalachian Basin.

14.2
Requirements for Energy,

Water,

Material and Personnel
Personnel

have

historically

been

sourced

from

the

surrounding

communities

in

Buchanan,
Tazewell,

McDowell,

and

Pike

Counties,

and

have

proven

to

be

adequate

in numbers

to

operate
the mine.

As mining is

common in the

surrounding areas,

the workforce

is generally

familiar with
mining practices, and many are experienced miners.
The

Buchanan No.

1 Mine

Complex

has

sources

of water,

power,

personnel,

and

supplies readily
available

for

use.

Water

is

sourced

locally

from

a

nearby

abandoned

underground

mine.

Electricity

is

sourced

from

AEP.

The

service industry

in

the

areas

surrounding

the

mine

complex
has historically provided supplies, equipment repairs

and fabrication, etc.
15
Infrastructure
The Coronado-owned

Buchanan Preparation

Plant services the

mine via a

skip hoist

and conveyor
belt

system

which

transports

extracted

coal

from

an

underground

bunker

to

the

surface

facility.

The NS rail line serves as the main means of transport from the mine.

Overland Conveyor to Rail Loadout
Clean Coal Silo
Preparation Plant
Raw Coal Silo
Production Shaft/Hoist
Original Personnel Access Shaft
Original Bath House/Office
Overland Conveyor to Refuse Area
0
122
Meters
N

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
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As an

active operation,

the necessary

support infrastructure

for

Buchanan is

in place.

In addition
to

the

plant

and

loadout,

there

are

also

portal

facilities,

including

personnel

access

to

the

mine,
ventilation fans and a coal hoisting skip shaft.

A map of the existing facilities in
Figure 15-1 .
Figure 15-1:

Buchanan Surface Facilities
16
Market Studies
16.1 Market Description
The quality

characteristics for

the subject

coal resources

and coal

reserves have

been reviewed

in
detail

by MM&A.

The drill

hole data

were

utilized to

develop

average

coal quality

characteristics
for

the mining

site.

These average

coal

quality characteristics

were

then utilized

as the

basis for
determining the various markets into which the saleable coal will likely be placed.

The projected quality specifications for the Buchanan products are as shown in
Table 16-1 .

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
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Table 16-1:

Quality Specifications by Product

Buchanan

HCC PCI
Moisture (%) 7.50 7.50
Ash (%) 5.50 6.00
Sulfur (%) 0.75 0.85
Volatile Matter (%) 18.00 18.00
Btu/lb. N/A 14,926
Fluidity (ddpm) 130 N/A
MMR (%) 1.69 N/A
CSR 40 N/A
FSI 8.5 N/A
Note:

All Specs are dry basis except Moisture and Thermal
All the

mine production

serves the

metallurgical markets.

The metallurgical

coal is

marketed

as a
low-volatile (typically less than 23 percent

volatile matter content) product.
16.2 Price Forecasts
Coronado

provided

MM&A

with

price

forecasts

for

the

Buchanan

operation.

Customer

coal
pricing is

derived from

market

observed forward

estimates

based on

global economic

supply and
demand

analysis

which

is

applied

to

mine

plan

sales

volumes

and

product

mix

and

is
supplemented

with

Coronado’s

in-house

knowledge

of

applicable

rail

transportation

charges,
ocean

freight

charges

and

port

charges.

Concurrent

with

the

active

operation,

Buchanan’s
production

is

assumed

to

enter

domestic

and

international

low

volatile

coking

coal

markets.

Pricing

provided

by

Coronado

assumes

applicable

quality

adjustments.

Pricing

was

provided
through calendar year 2044.

Coal

price

forecasts

for

the

Buchanan

products

were

provided

by

Coronado

for

various

coal
markets in terms of US nominal dollars per metric tonne.

16.3 Contract Requirements
Some contracts are

necessary for successful marketing

of the coal.

For Buchanan, since all mining,
preparation and marketing is done in-house, the remaining

contracts required are:
>
Transportation

– The Mine contracts with NS to transport the coal to either the domestic customers or to the Pier 6 export terminal for

overseas shipment.
>
Handling

– Contracts for loading vessels for export

sales are necessary.

These are typically
handled by annual negotiations based on projected shipments.
>
Sales
– Sales contracts are a mix of spot and contract sales.

With the volatility of the market,
long-term contracts are not typically written.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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17
Environmental Studies, Permitting and Plans,
Negotiations or Agreements with Local Individuals

17.1 Results of Studies
MM&A completed

a Limited Phase

I Environmental

Site Assessment (
ESA
) on the

Property in April
2016

on

behalf

of

Coronado.

Coronado

reports

not

having

conducted

such

a

study

since

the
MM&A

study.

The

ESA

completed

by

MM&A

included

a

site

inspection,

review

of

historical
records,

a

database

search

of

state

and

federal

regulatory

records

and

interviews

to

identify
potential

recognized

environmental

conditions

(
RECs
)

that

may

create

environmental

liability

for
the sites.

MM&A concluded that no long-term liabilities existed at the time of the ESA.
Based on the

former ESA

completed by

MM&A, it is the

QPs’ opinion that

Buchanan generally

has
a

record

consistent

with

industry

standards

regarding

compliance

with

applicable

mining,

water
quality,

and

environmental

laws.

Estimated

costs

for

mine

closure,

including

water

quality
monitoring during site reclamation, are included in the financial models.
17.2
Requirements and Plans for Waste

Disposal
Based on

a study

commissioned by

Coronado in

June 2020,

the current

Buchanan refuse

disposal
site adjacent

to the

preparation

plant has

a capacity

of 29

million cubic

meters

(
CM
) as

currently
designed;

with

an

additional

lift

(No.

11),

the

capacity

is 37

million

CM.

Projected

requirements
within

the

MM&A

financial

model

are

28.0

million

CM.

Permitting

for

such

an

expansion

is
anticipated to be achievable.
17.3 Permit Requirements and Status
All

mining

operations

are

subject

to

federal

and

state

laws

and

must

obtain

permits

to

operate
mines,

coal

preparation

and

related

facilities,

haul

roads,

and

other

incidental

surface
disturbances

necessary for

mining

to

occur.

Permits

generally

require

that

the

permittee

post

a
performance bond

in an amount

established by

the regulatory

program to

provide assurance

that
any

disturbance or

liability created

during mining

operations

is properly

restored

to

an approved
post-mining

land

use

and

that

all

regulations

and

requirements

of

the

permits

are

fully

satisfied
before

the

bond

is

returned

to

the

permittee.

Significant

penalties

exist

for

any

permittee

who
fails

to

meet

the

obligations

of

the

permits

including

cessation

of

mining

operations,

which

can
lead

to

potential

forfeiture

of

the

bond.

Any

company,

and

its

directors,

owners

and

officers,
which are subject to bond forfeiture

can be denied future permits under the program.
1
New

permits

or

permit

revisions

will

occasionally

be

necessary

to

facilitate

the

expansion

or
addition of new

mining areas on

the properties,

such as amendments

to existing

permits and new
permits for

mining of

reserve areas.

Exploration permits

are also

required.

Property under

lease
includes provisions for exploration

among the terms of the lease.

New or modified mining permits
are subject

to a

public advertisement

process and

comment period,

and the

public is

provided an
1

Monitored under the Applicant Violator System (AVS) by the Federal Office of Surface Mining.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
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opportunity

to

raise

objections

to

any

proposed

mining

operation.

MM&A

is

not

aware

of

any
specific

prohibition

of

mining

on

the

subject

property

and

given

sufficient

time

and

planning,
Coronado should

be able

to secure

new permits

to maintain

its planned mining

operations within
the context

of current

regulations.

Necessary permits

are in

place to

support current

production
on the

Property,

but future

permits are

required to

maintain and

expand production.

Portions of
the

Property

are

located

near

local

communities.

Regulations

prohibit

mining

activities

within
91.44 meters

of a

residential dwelling,

school, church,

or similar

structure unless

written consent
is

first

obtained

from

the

owner

of

the

structure.

Where

required,

such

consents

have

been
obtained where mining is proposed beyond the regulatory limits.
Coronado

has

obtained

all

mining

and

discharge

permits

to

operate

its

mines

and

processing,
loadout,

or

related

facilities.

MM&A

is

unaware

of

any

obvious

or

current

Coronado

permitting
issues that

are expected

to prevent

the issuance

of future

permits.

Buchanan, along

with all

coal
producers,

is subject

to a

level of

uncertainty regarding

future clean

water

permits due

to
United
States

Environmental

Protection

Agency
( EPA ) and
United

States

Fish

and

Wildlife

(
USFW )
involvement with state

programs.
The active Mining permit currently held by Buchanan is shown in Table 17-1.
Table 17-1:

Buchanan Mining Permit
Type Permit ID Permit Name $ Bond
Current
Status
Issued Date
Expiration
Date
Hectares NPDES No.
Coal Underground 1402152
Buchanan No. 1
Mine
$2,484,000 Active 03/08/1983 03/08/2023 334.79 VA0082152
17.4 Local Plans, Negotiations or Agreements
MM&A found no indication of agreements beyond the scope of federal or state regulations.
17.5 Mine Closure Plans
Applicable

regulations

require

that

mines

be

properly

closed,

and

reclamation

commenced
immediately

upon

abandonment.

In

general,

site

reclamation

includes

removal

of

structures,
backfilling,

regrading,

and

revegetation

of

disturbed

areas.

Sediment

control

is

required

during
the establishment

of vegetation,

and bond

release generally

requires a

minimum five-year

period
of

site

maintenance,

water

sampling,

and

sediment

control

following

mine

completion.

This
requirement

is

reduced

to

two

years

for

certain

operations

involving

re-mining.

Reclamation

of
underground

mines

includes

closure

and

sealing

of

mine

openings

such

as

portals

and

shafts

in
addition to the items listed above.

Estimated

costs

for

mine closure,

including water

quality monitoring

during site

reclamation,

are
included

in

the

financial

model.

As

with

all

mining

companies,

an

accretion

calculation

is
performed

annually

so

the

necessary

Asset

Retirement

Obligations

(
ARO
)

can

be

shown

as

a
Liability on the balance sheet.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
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& A
SSOCIATES
, I
NC
. 41
17.6 Qualified Person’s Opinion
The Buchanan Mine is an operating facility; all necessary permits for current production have been
obtained.

The QPs

know

of no reason

that any

permits revisions

that may

be required

cannot be
obtained.

Estimated

expenditures

for

site

closure

and

reclamation

are

included

in

the

financial

model

for
this site.
18
Capital and Operating Costs
18.1 Capital Cost Estimate
The production sequence selected for

a property must consider the proximity

of each reserve area
to

coal

preparation

plants,

river

docks

and

railroad

loading

points,

along

with

suitability

of
production

equipment

to

coal

seam

conditions.

The

in-place

infrastructure

was

evaluated,

and
any future

needs were

planned to

a level

suitable for

a Preliminary

Feasibility Study

and included
in the Capital Forecast.
Coronado

provided

MM&A

with

an

inventory

of

operating

equipment

available

at

Buchanan.

MM&A’s

capital

schedules assume

that

major

equipment

rebuilds

occur over

the

course

of each
machine’s

remaining

assumed

operating

life.

Replacement

equipment

was

scheduled

based

on
MM&A’s

experience and

knowledge of

mining equipment

and industry

standards

with respect

to
the useful life of such equipment.
A summary of the estimated capital for the Property is provided in
Figure 18-2

below.

Figure 18-1:

CAPEX

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
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ILLER
& A
SSOCIATES
, I
NC
. 42
18.2 Operating Cost Estimate
Coronado provided historical and a preliminary five-year

projection of operating costs for MM&A’s
review.

MM&A used the historical and/or budget cost information

as a reference and developed a
personnel

schedule

for

the

mine.

Hourly

labor

rates

and

salaries

were

based

upon

information
contained

in

Coronado’s

financial

summaries.

Fringe-benefit

costs

were

developed

for

vacation
and holidays,

federal

and state

unemployment insurance,

retirement, workers’

compensation and
pneumoconiosis,

casualty

and

life

insurance,

healthcare,

and

bonuses.

A

cost

factor

for

mine
supplies was developed that

relates expenditures to

mine advance rates

for roof-control

costs and
other

mine-supply

costs

experienced

at

underground

mines.

Other

factors

were

developed

for
maintenance and repair costs, rentals, mine power,

outside services and other direct mining costs.

Other

cost

factors

were

developed

for

coal

preparation

plant

processing,

refuse

handling,

coal
loading, property

taxes,

and insurance

and bonding.

Appropriate

royalty

rates

were

assigned for
production

from leased

coal lands,

and sales

taxes

were

calculated

for

state

severance

taxes,

the
federal black lung excise tax,

and federal and state reclamation

fees.
Mandated Sales Related Costs such as Black Lung Excise are

summarized in

Table 18-1.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 43
Table 18-1:

Estimated Coal Production Taxes

and Sales Costs
Description of Tax or Sales Cost Basis of Assessment Cost
Federal Black Lung Excise Tax - Underground Per Tonne
$1.21

Federal Reclamation Fees – Underground Per Tonne
$0.13

Virginia Reclamation Tax – Underground Per Tonne
$0.05

Virginia Severance Tax

2%
Royalties – Underground Percentage of Revenue 4.0%
Notes:

1.
Federal black lung excise tax is paid only on coal sold domestically.

MM&A assumed 45% of total
coal sales to be domestic in the economic analysis discussed below.

A summary of the projected Operating Costs is in Table 18-2 .
Table 18-2:

Buchanan Mine Operating Costs

YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31 Remaining

Total 2023 2024 2025 2026 2027 2028 2029 2030 LOM Average
ROM Production Tonnes 153.6 7.4 7.5 8.8 9.5 11.1 9.4 9.4 9.2 5.8
Yield 60.48% 50.98% 50.61% 49.81% 46.98% 46.16% 66.22% 68.89% 67.70% 64.48%
Saleable Production Tonnes 92.9 3.8 3.8 4.4 4.4 5.1 6.2 6.5 6.2 3.8

Thermal Tonnes - - - - - - - - - -
Dommestic & Non-Asia
Export Met Tonnes 29.9 1.2 1.2 1.4 1.4 1.6 2.0 2.1 2.0 1.2
Export Met Tonnes 63.0 2.6 2.6 3.0 3.0 3.5 4.2 4.4 4.2 2.5

Total Saleable Tonnes
92.9 3.8 3.8 4.4 4.4 5.1 6.2 6.5 6.2 3.8

Cash Costs per Tonne:
Mining Costs $65.99 $66.53 $66.60 $64.95 $64.94 $58.16 $51.67 $50.89 $53.95 $71.83
Processing and Transport $8.22 $20.33 $9.40 $9.03 $9.11 $8.84 $6.32 $6.20 $6.44 $7.74
Sales Related Costs $9.48 $9.78 $8.92 $8.04 $7.64 $8.60 $8.68 $8.84 $9.01 $10.05
G&A $2.65 $3.79 $2.89 $2.54 $2.54 $2.27 $2.32 $2.36 $2.41 $2.70

Total Cash Costs
$86.33 $100.43 $87.80 $84.55 $84.24 $77.88 $68.98 $68.30 $71.81 $92.31
19
Economic Analysis
19.1 Assumptions, Parameters and Methods
A

pre-feasibility

LOM

plan

was

prepared

by

MM&A

for

the

Buchanan

operations.

MM&A
prepared

mine

projections

and

production

timing

forecasts

based

on

coal

seam

characteristics.

Production

timing was

carried out

from 2023

to depletion

(exhaustion)

of the

coal reserve

areas,
which is projected for the year 2044.

All costs and prices are based on 2022 nominal United States dollars.
The

Mine

plan,

productivity

expectations

and

cost

estimates

generally

reflect

historical
performance by

Coronado and

efforts

have been

made to

adjust plans

and costs

to reflect

future
conditions.

MM&A

is

confident

that

the

mine

plan

and

financial

model

are

reasonably
representative to provide

an accurate estimation of coal reserves.
Capital

schedules were

developed by

MM&A for

mine development,

infrastructure,

and on-going
capital

requirements

for

the

life

of the

mine.

Staffing

levels

were

prepared,

and operating

costs
estimated

by

MM&A.

MM&A

utilized

historical

cost

data

provided

by

Coronado

and

its

own
knowledge and experience to estimate direct and indirect operating costs.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
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& A
SSOCIATES
, I
NC
. 44
The

preliminary

feasibility

financial

model,

prepared

for

this

TRS,

was

developed

to

test

the
economic viability of

the coal reserve

area.

The results of

this financial model

are not intended

to
represent

a

bankable

feasibility

study,

required

for

financing

of

any

current

or

future

mining
operations,

but

are

intended

to

prove

the

economic

viability

of the

estimated

coal

reserves.

All
costs and prices are based on 2022 nominal United States dollars assuming a 2% inflation rate.
On

an

unlevered

basis,

the

NPV

of

the

project

cash

flows

after

taxes

was

estimated

for

the
purpose of classifying

coal reserves.

The project cash

flows, excluding

debt service, are

calculated
by

subtracting

direct

and

indirect

operating

expenses

and

capital

expenditures

from

revenue.

Direct

costs

include

labor,

drilling

and

blasting,

operating

supplies,

maintenance

and

repairs,
facilities costs

for materials

handling, coal preparation,

refuse disposal,

coal loading, sampling

and
analysis

services,

reclamation

and

general

and

administrative

costs.

Indirect

costs

include
statutory

and

legally

agreed

upon

fees

related

to

direct

extraction

of

the

mineral.

The

indirect
costs

are

the

federal

black

lung

tax,

federal

and

state

reclamation

taxes,

property

taxes,

local
transportation

prior

to

delivery

at

rail

or barge

loading

sites,

coal

production

royalties,

sales

and
use taxes,

income taxes

and state

severance

taxes.

Coronado’s

historical

costs

provided

a useful
reference for MM&A’s

cost estimates.
Sales

revenue

is

based

on

the

metallurgical

coal

price

information

provided

to

MM&A

by
Coronado.
Projected

debt

service

is

excluded

from

the

P&L

and

cash

flow

model

in

order

to

determine
Enterprise Value.
The

financial

model

expresses

coal

sales

prices,

operating

costs,

and

capital

expenditures

in
current

day

dollars

without adjustment

for

inflation.

Capital

expenditures

and

reclamation

costs
are

included

based

on

engineering

estimates

for

each

mine

by

year.

The

Coronado

division’s
existing allocations of administrative

costs are continued in the future projections.
Coronado

will

pay

royalties

for

the

various

current

and

projected

operations.

The

royalty

rates
vary by

mining method

and location.

The royalty

rates

for Buchanan

are estimated

to be

4.0% of
the sales revenue.
The

projection

model

also

includes

consolidated

income

tax

calculations

at

the

Coronado

level,
incorporating statutory

depletion calculations, as well

as state income

taxes, and a

federal tax rate
of

21%.

To

the

extent

the

mine

generates

net

operating

losses

for

tax

purposes,

the

losses

are
carried

over

to

offset

future

taxable

income.

The

terms

“cash

flows”

and

“project

cash

flows”
used in this report refer to after tax

cash flows.
Consolidated

cash

flows

are

driven

by

annual

sales

tonnage,

which

at

steady-state

level

ranges
from

a

peak

of

6.5

million

tonnes

in

2034

to

a

low

of

0.7

million

tonnes

in

2044.

Projected
consolidated

revenue

ranges

from

$317.8

million

to

$1.019

billion

at

a

steady

state.

Revenue
totals $14.2 billion for the project’s

life.
Consolidated

cash

flow

from

operations

is

positive

throughout

the

projected

operating

period,
with

the

exception

of

post-production

years,

due

to

end-of-mine

reclamation

spending.

the JORC Code and United States

SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
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M
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& A
SSOCIATES
, I
NC
. 45
Consolidated cash flow from operations peaks

at $424.3 million in 2035 and totals $5.2 billion over
the project’s

life.

Capital expenditures

total $602.8

million through 2027

and $1.4 billion

over the
project’s life.

Coal price

forecasts

for

coal products

were prepared

by Coronado

for

its active

operations.

Such
prices

were

used

for

the

revenue

input

into

the

financial

model.

Sales

variable

costs

such

as
production royalties and severance

taxes were based upon the revenue

input.
19.2 Results
The

pre-feasibility

financial

model,

prepared

by

MM&A

for

this

TRS,

was

developed

to

test

the
economic viability of

each coal resource

area.

The results of

this financial model

are not intended
to represent

a bankable feasibility

study,

as may be

required for

financing of any

current or future
mining

operations

contemplated

but

are

intended

to

prove

the

economic

viability

of

the
estimated coal reserves.

Optimization of the LOM plan was outside the scope of the engagement.
Figure 19-1

shows the annual variance of cash costs per ton.

Table 19-1

shows LOM tonnage, P&L,
and EBITDA for Buchanan.
Figure 19-1:

Cash Costs per Tonne
As shown

above, the

Buchanan Mine’s

average

cash cost

ranges between

approximately

$68 and
$111 per tonne for most of the operating period.
Table 19-1:

Life-of-Mine Tonnage,

P&L before Tax,

and EBITDA

LOM LOM P&L LOM EBITDA

Tonnes Pre-Tax P&L Per Tonne EBITDA Per Tonne
Buchanan 92,923 $4,280,077 $46.06 $6,174,578 $66.45
As

shown

in
Table

19-1,

the

Buchanan

Mine

shows

positive

EBITDA

over

the

LOM.

Overall,
Coronado’s

consolidated

operations

show positive

LOM

P&L

and

EBITDA

of

$4.3

billion

and

$6.2
billion, respectively.

A summary of

the key

financial performance metrics

projected through

2030
is provided below in Table 19-2 .

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 46
Table 19-2:

Summary of Buchanan Key Financial Performance Metrics (2023-2030)

YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31
YE
12/31 Remaining

Total 2023 2024 2025 2026 2027 2028 2029 2030 LOM Average
ROM Production Tonnes 153.6 7.4 7.5 8.8 9.5 11.1 9.4 9.4 9.2 5.8
Yield 60.48% 50.98% 50.61% 49.81% 46.98% 46.16% 66.22% 68.89% 67.70% 64.48%
Saleable Production Tonnes 92.9 3.8 3.8 4.4 4.4 5.1 6.2 6.5 6.2 3.8

Thermal Tonnes - - - - - - - - - -
Domestic & Non-Asia
Export Met Tonnes 29.9 1.2 1.2 1.4 1.4 1.6 2.0 2.1 2.0 1.2
Export Met Tonnes 63.0 2.6 2.6 3.0 3.0 3.5 4.2 4.4 4.2 2.5

Total Saleable Tonnes
92.9 3.8 3.8 4.4 4.4 5.1 6.2 6.5 6.2 3.8

Cash Costs per Tonne:
Mining Costs $65.99 $66.53 $66.60 $64.95 $64.94 $58.16 $51.67 $50.89 $53.95 $71.83
Processing and Transport $8.22 $20.33 $9.40 $9.03 $9.11 $8.84 $6.32 $6.20 $6.44 $7.74
Sales Related Costs $9.48 $9.78 $8.92 $8.04 $7.64 $8.60 $8.68 $8.84 $9.01 $10.05
G&A $2.65 $3.79 $2.89 $2.54 $2.54 $2.27 $2.32 $2.36 $2.41 $2.70

Total Cash Costs
$86.33 $100.43 $87.80 $84.55 $84.24 $77.88 $68.98 $68.30 $71.81 $92.31

EBITDA per Tonne $66.45 $78.12 $55.04 $47.23 $48.98 $57.54 $69.15 $72.59 $71.90 $68.66

Expansion CapEx ($M) $- $- $- $- $- $- $- $- $- $-
Maintenance CapEx ($M) $1,448.5 $135.8 $130.8 $111.9 $122.8 $101.6 $70.4 $50.2 $71.2 $46.7

Total CapEx
$1,448.5 $135.8 $130.8 $111.9 $122.8 $101.6 $70.4 $50.2 $71.2 $46.7
After Tax

Cash Flows

were

developed in

order to

calculate

the NPV

for

this Property.

The NPV

is
estimated

to be

$1.562 billion

at a

discount rate

of 10.0%.

A summary

of the

Buchanan after-tax
cash flow is shown in Table 19-3 .

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 47
Table 19-3:

Project Cash Flow Summary (000)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

Total 2023 2024 2025 2026 2027
Production & Sales tonnes 92,924 3,786 3,811 4,363 4,446 5,112
Total Revenue $14,194,747 $675,923 $544,435 $574,963 $592,283 $692,273
EBITDA $6,174,578 $295,749 $209,789 $206,065 $217,757 $294,147
Net Income $3,368,328 $179,131 $103,854 $91,899 $90,456 $138,196
Net Cash Provided by Operating Activities $5,181,846 $188,692 $200,765 $186,416 $195,463 $245,493
Purchases of Property, Plant, and

Equipment
$(1,448,505) $(135,766) $(130,803) $(111,896) $(122,768) $(101,557)
Net Cash Flow $3,733,342 $52,926 $69,962 $74,520 $72,695 $143,936

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2028 2029 2030 2031 2032 2033
Production & Sales tonnes 6,242 6,462 6,200 5,444 6,226 4,814
Total Revenue $862,187 $910,476 $890,951 $798,054 $930,819 $734,119
EBITDA $431,599 $469,093 $445,727 $357,721 $458,785 $288,024
Net Income $240,334 $262,860 $254,666 $197,893 $280,873 $159,996
Net Cash Provided by Operating Activities $339,674 $386,828 $379,000 $320,798 $362,834 $277,786
Purchases of Property, Plant, and

Equipment
$(70,382) $(50,228) $(71,184) $(59,572) $(49,573) $(65,133)
Net Cash Flow $269,292 $336,600 $307,815 $261,226 $313,262 $212,653

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2034 2035 2036 2037 2038 2039
Production & Sales tonnes 6,474 6,423 5,249 3,447 3,009 2,914
Total Revenue $1,007,101 $1,019,070 $849,433 $569,043 $506,626 $500,552
EBITDA $501,730 $526,779 $424,763 $211,060 $168,369 $216,035
Net Income $326,060 $344,381 $266,105 $105,424 $79,886 $116,181
Net Cash Provided by Operating Activities $372,442 $424,330 $368,367 $223,842 $158,704 $177,921
Purchases of Property, Plant, and

Equipment
$(54,007) $(69,272) $(64,919) $(77,383) $(43,070) $(35,719)
Net Cash Flow $318,435 $355,058 $303,449 $146,459 $115,634 $142,202

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2040 2041 2042 2043 2044 2045
Production & Sales tonnes 2,093 2,254 1,703 1,714 737 -
Total Revenue $366,649 $402,822 $309,918 $317,808 $139,240 $-
EBITDA $108,191 $153,415 $80,892 $106,596 $2,291 $-
Net Income $34,854 $71,326 $19,002 $46,332 $(34,676) $(3,773)
Net Cash Provided by Operating Activities $119,167 $128,269 $89,128 $92,258 $24,650 $(47,861)
Purchases of Property, Plant, and

Equipment
$(50,131) $(46,604) $(24,930) $(13,606) $- $-
Net Cash Flow $69,036 $81,665 $64,198 $78,652 $24,650 $(47,861)

YE12/31 YE12/31 YE12/31 YE12/31 YE12/31 YE12/31

2046 2047 2048 2049 2050 2051
Production & Sales tonnes - - - - - -
Total Revenue $- $- $- $- $- $-
EBITDA $- $- $- $- $- $-
Net Income $(1,534) $(785) $(403) $(209) $(0) $(0)
Net Cash Provided by Operating Activities $(16,273) $(8,299) $(4,232) $(4,317) $- $-
Purchases of Property, Plant, and

Equipment
$- $- $- $- $- $-
Net Cash Flow $(16,273) $(8,299) $(4,232) $(4,317) $- $-
19.3 Sensitivity
Sensitivity

of the

NPV

results

to

changes

in

the

key

drivers

is presented

in the

chart below.

The
sensitivity study shows

the NPV at

the 10.0% discount rate

when Base Case sales

prices, operating
costs, and capital costs are increased and decreased in increments of 5% within a +/- 15% range.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
ARSHALL
M
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& A
SSOCIATES
, I
NC
. 48
Figure 19-2:

Sensitivity of NPV
As

shown,

NPV

is

quite

sensitive

to

changes

in

sales

price

and

operating

cost

estimates,

and
slightly sensitive to changes in capital cost estimates.
20
Adjacent Properties
20.1 Information Used
No proprietary information associated with neighboring properties was used as part of this study.
21
Other Relevant Data and Information
MM&A performed

a previous

audit of

all the

properties

in year

2017 for

Coronado

based on

SEC
Industry

Guide 7

standards.

In addition,

MM&A completed

a Limited

Phase I

Environmental

Site
Assessment

(
ESA
)

on

the

Property

in

2016

on

behalf

of

Coronado.

MM&A

has

subsequently
conducted

Joint

Ore

Reserve

Committee

(
JORC
)

compliant

resource

and

reserve

assessments

of
the Buchanan

assets as

of: (1)

December 31,

2017, (2)

December 31,

2020, and

(3) December

31,
2021.

By

assignment,

the

JORC

assessment

included

a

preliminary

feasibility

level

study

of

the
subject coal reserves, encompassing detailed

mine planning and cost analysis through

depletion of
Buchanan’s

JORC-compliant

coal

reserves.

MM&A

utilized

these

former

preliminary

feasibility
studies as the basis of an updated study which meets those standards set forth by the SEC.

the JORC Code and United States SEC Regulation S-K

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22
Interpretation and Conclusions
22.1 Conclusion
Sufficient

data

have

been

obtained

through

various

exploration

and

sampling

programs

and
mining

operations

to

support

the

geological

interpretations

of

seam

structure

and

thickness

for
coal

horizons

situated

on

the

Property.

The

data

are

of

sufficient

quantity

and

reliability

to
reasonably support the coal resource and coal reserve estimates in this TRS.
The

geological

data

and

preliminary

feasibility

study,

which

consider

mining

plans,

revenue,

and
operating

and

capital

cost

estimates

are

sufficient

to

support

the

classification

of

coal

reserves
provided herein.
This

geologic

evaluation

conducted

in

conjunction

with

the

preliminary

feasibility

study

is
sufficient to

conclude that

the 92.9 Mt

of marketable

underground coal

reserves identified

on the
Property

are

economically

mineable

under

reasonable

expectations

of

market

prices

for
metallurgical coal products, estimated

operation costs, and capital expenditures.
22.2 Risk Factors
Risks have

been identified

for

operational,

technical and

administrative

subjects addressed

in the
Pre-Feasibility

Study.

A risk

matrix has

been constructed

to present

the risk

levels for

all the

risk
factors

identified

and

quantified

in

the

risk

assessment

process.

The

risk

matrix

and

risk
assessment

process

are modelled

according

to

the Australian

and New

Zealand

Standard

on Risk
Management (AS/NZS 4360).

The

purpose

of

the

characterization

of

the

project

risk

components

is

to

inform

the

project
stakeholders

of

key

aspects

of

the

Coronado

projects

that

can

be

impacted

by

events

whose
consequences can affect

the success of the venture.

The significance of an impacted

aspect of the
operation

is

directly

related

to

both

the

probability

of

occurrence

and

the

severity

of

the
consequences.

The initial risk for

a risk factor

is herein defined

as the risk level

after the potential
impact

of

the

risk

factor

is

addressed

by

competent

and

prudent

management

utilizing

control
measures

readily

available.

Residual

risk

for

a

risk

factor

is

herein

defined

as

the

risk

level
following application of

special mitigation measures if

management determines that the

initial risk
level

is

unacceptable.

Initial

risk

and

residual

risk

can

be

quantified

numerically,

derived

by

the
product of values

assigned to probability

and consequence ranging

from very low

risk to very

high
risk.

The

probability

and

consequence

parameters

are

subjective

numerical

estimates

made

by
practiced mine engineers

and managers.

Both are assigned values

from 1 to

5 for which

the value
1 represents the

lowest probability

and least consequence,

and the value 5

represents the highest
probability

and

greatest

consequence.

The

products,

which

define

the

Risk

Level,

are

classified
from very low to very high.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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Risk Level Table

(R = P x C)
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Risk aspects

identified and

evaluated

during this

assignment total

12.

No residual

risks are

rated
Very

High.

One

(1)

residual

risk

is

rated

High.

Seven

(7)

of

the

risk

aspects

could

be

associated
with Moderate

residual risk.

Four (4) of

the risk aspects were

attributed Low

or Very

Low residual
risks.

22.2.1 Governing Assumptions
The listing of the aspects is

not presumed to be exhaustive.

Instead that listing is

presented based
on the experiences of the contributors to the TRS.

1. The probability and consequence ratings are subjectively assigned, and it is assumed that this subjectivity reasonably reflects the condition of the active and projected mine operations.
2.
The Control Measures shown in the matrices presented in this chapter are not exhaustive.

They represent a condensed collection of activities that the author of the risk assessment section has observed to be effective in coal mining scenarios.

3.
Mitigation Measures listed for each

risk factor of the operation are not exhaustive.

The
measures listed, however,

have been observed by the author to be effective.

4.
The monetary values used in ranking the consequences are generally-accepted quantities for
the coal mining industry.
22.2.2 Limitations
The

risk

assessment

proposed

in

this

report

is

subject

to

the

limitations

of

the

information
currently collected, tested, and interpreted

at the time of the writing of this report.
22.2.3 Methodology
The

numerical

quantities

(i.e.,

risk

levels)

attributable

to

either

“initial”

or

“residual”

risks

are
derived

by the

product

of values

assigned to

probability

and consequence

ranging

from

very low
risk to very high risk.
R = P x C
Where: R = Risk Level
P = Probability of Occurrence
C = Consequence of Occurrence
The

Probability

(P)

and

Consequence

(C)

parameters

recited

in

the

formula

are

subjective
numerical estimates

made by practiced

mine engineers and

managers.

Both P and

C are assigned
integer

values

ranging

from

1

to

5

for

which

the

value

1

represents

the

lowest

probability

and

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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. 51
least consequence,

and the

value 5

represents

the highest

probability and

greatest

consequence.

The products (R = P

x C) which define the Risk Level,

are thereafter classified

from very low to

very
high.
Risk Level Table
Risk Level (R)
Very Low (1 to 2)
Low (3 to 5)
Moderate (6 to 11)
High (12 to 19)
Very High (20 to 25)
Very

high

initial

risks

are

considered

to

be

unacceptable

and

require

corrective

action

well

in
advance

of

project

development.

In

short,

measures

must

be

applied to

reduce

very

high

initial
risks to a tolerable level.

As

shown

and

discussed

above,

after

taking

into

account

the

operational,

technical,

and
administrative

actions

that

have

been

applied

or

are

available

for

action

when

required,

the
residual

risk can

be determined.

The

residual

risk provides

a basis

for

the

management

team

to
determine

if the

residual risk

level is

acceptable or

tolerable.

If the

risk level

is determined

to be
unacceptable,

further

actions

should

be

considered

to

reduce

the

residual

risk

to

acceptable

or
tolerable levels to provide justificati

on for continuation of the proposed operation.
22.2.4 Development of the Risk Matrix
Risks have

been identified for

the technical,

operational, and

administrative

subjects addressed

in
the TRS.

The risk matrix and risk assessment process

are modelled according to the Australian

and
New Zealand Standard on Risk Management (AS/NZS 4360).

22.2.4.1 Probability Level Table
Table 22-1:

Probability Level Table
Category Probability Level (P)
1 Remote
Not likely to occur except

in exceptional circumstances.
<10%
2 Unlikely Not likely to occur; small in degree. 10 - 30%
3 Possible Capable of occurring. 30 - 60%
4 Likely High chance of occurring in most circumstances. 60 - 90%
5 Almost Certain
Event is expected under

most circumstances; impossible to

avoid.
>90%
The

lowest

rated

probability

of

occurrence

is

assigned

the

value

of

1

and

described

as

remote,
with

a

likelihood

of

occurrence

of

less

than

2

percent.

Increasing

values

are

assigned

to

each
higher probability

of occurrence,

culminating with

the value

of 5

assigned to

incidents considered
to be almost certain to occur.
22.2.4.2 Consequence Level Table
Table 22-2

lists the consequence levels.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
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Table 22-2:

Consequence Level Table
Correlation of Events in Key Elements of the Project Program

to Event Severity Category
Category
Severity of
the Event
Financial Impact
of the Event
Unplanned
Loss of
Production
(Impact on
Commercial
Operations)
Events Impacting
on the Environment
Events Affecting the Program's
Social and Community
Relations
Resultant Regulatory /
Sovereign Risk
Events Affecting Occupational Health &
Safety
1 Insignificant
< USD $0.5
million
≤ 12 hours
Insignificant loss of
habitat; no
irreversible effects
on water,

soil and
the environment.
Occasional nuisance impact on
travel.
-

Event recurrence avoided by corrective
action through established procedures
(Engineering, guarding, training).
2 Minor
USD $0.5 million
to $2.0 million
≤ 1 day
No significant
change to species
populations; short-
term reversible
perturbation to
ecosystem function.
Persistent nuisance impact on
travel.

Transient adverse media
coverage.
-

First aid – lost time.

Event recurrence
avoided by corrective action through
established procedures.
3 Moderate
USD $2.0 million
to $10.0 million
≤ 1 week
Appreciable change
to species
population;
medium-term (≤10
years) detriment to
ecosystem function.
Measurable impact on travel
and water/air quality.

Significant adverse media
coverage / transient public
outrage.
Uncertainty securing or
retaining essential
approval / license.
Medical Treatment – permanent
incapacitation.

Avoiding event
recurrence requires modification to
established corrective action procedures .
Change to regulations
(tax; bonds; standards).
4 Major
USD $10.0
million to $50.0
million
1 to 2 weeks
Change to species
population
threatening
viability; long-term
(>10 years)
detriment to
ecosystem function.
Long-term, serious impact on
travel and use of water
resources; degradation of air
quality; sustained and effective
public opposition.
Suspension / long-delay
in securing essential
approval / license.
Fatality.

Avoiding event recurrence
requires modification to established
corrective action procedures and staff
retraining.
Change to laws (tax;
bonds; standards).
5 Critical
>USD $50.0
million
>1 month
Species extinction;
irreversible damage
to ecosystem
function.
Loss of social license.
Withdraw / failure to
secure essential
approval / license.
Multiple fatalities.

Avoiding event
recurrence requires major overhaul of
policies and procedures.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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The lowest

rated consequence

is assigned the

value of

1 and is

described as an

Insignificant
Consequence,

parameters

of

which

include

non-reportable

safety

incidents

with

zero

days
lost

accidents,

no

environmental

damage,

loss

of

production

or

systems

for

less

than

one
week and

cost of

less than

USD $0.5

million.

Increasing values

are assigned

to each

higher
consequence,

culminating

with

the

value

of

5

assigned

to

critical

consequences,

the
parameters

of which

include multiple-fatality

accidents,

major environmental

damage, and
loss of production or systems

for longer than one month

and cost of greater

than USD $50.0
million.
Composite Risk Matrix R = P x C and Color-Code Convention
The risk

level, defined

as the product

of probability

of occurrence

and consequence,

ranges
in value from 1 (lowest

possible risk) to 25 (maximum risk level).

The values are color-coded
to facilitate identification

of the highest risk aspects.
Table 22-3:

Risk Matrix
P x C = R
Consequence (C)
Insignificant Minor Moderate Major Critical
1 2 3 4 5
Probability Level (P)
Remote 1 1 2 3 4 5
Unlikely 2 2 4 6 8 10
Possible 3 3 6 9 12 15
Likely 4 4 8 12 16 20
Almost
Certain
5 5 10 15 20 25
22.2.5 Categorization of Risk Levels and Color Code Convention
Very

high

risks

are

considered

to

be

unacceptable

and

require

corrective

action.

Risk
reduction measures must be applied to reduce very high risks to a tolerable level.
22.2.6 Description of the Coal Property
The

Buchanan

Mine

Complex

is

located

in

Buchanan

and

Tazewell

Counties,

Virginia

and
operates

a

longwall

section

with

supporting

continuous

mining

sections.

Operations

are
projected to continue in the present mode until reserves

are depleted in 2044.
22.2.7 Summary of Residual Risk Ratings
Each

risk

factor

is

numbered,

and

a

risk

level

for

each

is

determined

by

multiplying

the
assigned

probability

by

the

assigned

consequence.

The

risk

levels

are

plotted

on

a

risk

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
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matrix

to

provide

a

composite

view

of

the

Coronado

risk

profile.

The

average

risk

level

is
7.1, which is defined as Moderate.
Table 22-4:

Risk Assessment Matrix

Consequence
Critical >$50 MM 8,9

Major $10-50MM

6

Moderate $2-10 MM 11 1,2,4 3

Minor $0.5-$2 MM

12 5 7

Low <$0.5 MM

10

<10% 10-30% 30-60% 60-90% >90%

Remote Unlikely Possible Likely Almost
Certain
22.2.8 Risk Factors
A high-level

approach is

utilized to

characterize

risk factors

that are

generally similar

across
a

number of

the

active and

proposed

mining operations.

Risk factors

that

are

unique to

a
specific operation or are particularly noteworthy are

addressed individually.
22.2.8.1 Geological and Coal Resource
Coal

mining

is

accompanied

by

risk

that,

despite

exploration

efforts,

mining

areas

will

be
encountered

where

geological

conditions

render

extraction

of

the

resource

to

be
uneconomic,

or

that

coal

quality

characteristics

disqualify

the

product

for

sale

into

target
markets.
Offsetting

the

geological

and

coal

resource

risks

are

the

massive

size

of

the

controlled
property which allows

large areas to

be mined in

the preferred

mine areas sufficiently

away
from

areas

where

coal

quality

and

mineability

may

be

less

favorable.

This

flexibility,
combined with the

extensive work

done to define the

reserve, reduces the

risk at Buchanan
below that of other mine properties.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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Table 22-5:

Geological and Coal Resource Risk Assessment (Risks 1 and 2)
Aspect Impact Control Measures
Initial Risk Level
Mitigation Measures
Residual Risk Level
P C R P C R
Recoverable coal
tonnes recognized to
be significantly less
than previously
estimated.
Reserve base is adequate
to serve market
commitments and respond
to opportunities for many
years.

Local adverse
conditions may increase
frequency and cost of
production unit relocations.
Previous and ongoing
exploration and extensive
regional mining history
provide a high level of
confidence of coal seam
correlation, continuity of
the coal seams, and coal
resource tonnes.
3 4
12
Optimize mine plan
to increase resource
recovery; develop
mine plan to provide
readily available
alternate mining
locations to sustain
expected production
level.
2 3
6
Coal quality locally
proves to be lower
than initially
projected.
If uncontrolled, production
and sale of coal that is out
of specification can result in
rejection of deliveries,
cancellation of coal sales
agreements and damage to
reputation.
Exploration and vast
experience and history in
local coal seams provide
confidence in coal
quality; limited excursions
can be managed with
careful product
segregation and
blending.
2 5 10 Develop mine plan to
provide readily
available alternate
mining locations to
sustain expected
production level;
modify coal sales
agreements to reflect
coal quality.
2 4 8
22.2.8.2 Environmental
MM&A completed a Limited Phase I Environmental

Site Assessment (
ESA ) on the Property in
April 2016

on behalf of

Coronado.

MM&A concluded

that no

long-term liabilities

existed at
the time of this ESA.
Water

quality and

other permit

requirements are

subject to

modification and

such changes
could have

a material

impact on

the capability

of the

operator

to meet

modified standards
or to receive

new permits and modifications

to existing permits.

Permit protests

may result
in delays or denials to permit applications.
Environmental

standards

and permit

requirements

have

evolved

significantly

over the

past
50

years

and

to

date,

mining

operators

and

regulatory

bodies

have

been

able

to

adapt
successfully to evolving environmental

requirements.

the JORC Code and United States SEC Regulation S-K

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Table 22-6:

Environmental (Risks 3 and 4)
Aspect Impact Control Measures
Initial Risk Level
Mitigation Measures
Residual Risk
Level
P C R P C R
Environmental
performance standards
are modified in the
future.
Delays in receiving new
permits and modifications to
existing permits; cost of
testing and treatment of
water and soils
Work with regulatory
agencies to understand and
influence final standards;
implement testing,
treatment and other actions
to comply with new
standards.
3 4 12 Modify mining and
reclamation plans to
improve compliance with
new standards while
reducing cost of compliance.
3 3 9
New permits and
permit modifications
are increasingly
delayed or denied.
Interruption of production and
delayed implementation of
replacement production from
new mining areas.
Comply quickly with testing,
treatment and other actions
required; continue excellent
compliance performance
within existing permits.
2 4 8 Establish and maintain close
and constructive working
relationships with regulatory
agencies, local communities
and community action
groups.

Prepare and submit
permits well in advance of
needs.

2 3 6
22.2.8.3 Regulatory Requirements
Federal

and state

health and

safety

regulatory

agencies occasionally

amend mine

laws

and
regulations.

The

impact

is

industry-wide.

Mining

operators

and

regulatory

agencies

have
been able to adapt successfully to evolving health and safety requirements.
Table 22-7:

Regulatory Requirements (Risk 5)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Federal and state mine
safety and health
regulatory agencies
amend mine laws and
regulations.
Cost of training, materials,
supplies and equipment;
modification of mine
examination and production
procedures; modification of
mining plans.
Participate in hearings and
workshops when possible
to facilitate understanding
and implementation; work
cooperatively with agencies
and employees to facilitate
implementation of new laws
and regulations.
4 3 12 Familiarity and
experience with new
laws and regulations
results in reduced
impact to operations
and productivity and
improved supplies
and equipment
options.
4 2 8
22.2.8.4 Market and Transportation
Most

of

the

current

and

future

production

is

expected

to

be

directed

to

domestic

and
international

metallurgical

markets.

Historically

the

metallurgical

markets

have

been
cyclical and highly volatile.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

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Table 22-8:

Market and Transportation (Risk 6)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Volatile coal prices drop
precipitously.
Loss of revenue adversely
affects profitability; reduced
cash flow may disrupt capital
expenditures plan.
Cost control measures
implemented; capital
spending deferred.
4 5 20 High-cost operations
closed, and
employees
temporarily
furloughed.
4 4 16
Occasional

delay

or

interruption

of

rail,

river

and

terminals

service

may

be

expected.

The
operator

can

possibly

minimize

the

impact

of

delays

by

being

a

preferred

customer

by
fulfilling shipment obligations promptly and maintaining close working relationships.
Table 22-9:

Market and Transportation (Risk 7)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Rail or river transport is
delayed; storage and
shipping access at river
and ocean terminals is
not available.
Fulfillment of coal sales
agreements delayed; limited
coal storage at mines may
increase cost of rehandling;
production may be temporarily
idled.
Provide adequate storage
capacity at mines;
coordinate continuously
with railroad and shipping
companies to respond
quickly and effectively to
changing circumstances.
5 3 15 Provide back-up
storage facility along
with personnel,
equipment and
rehandle plan to
sustain production
and fulfill sales
obligations timely.
5 2 10
22.2.8.5 Mining Plan
Occupational

health

and

safety

risks

are

inherent

in

mining

operations.

Comprehensive
training

and

retraining

programs,

internal

safety

audits

and

examinations,

regular

mine
inspections,

safety

meetings,

along

with

support

of

trained

fire

brigades

and

mine-rescue
teams are

among activities

that greatly

reduce accident

risks.

Employee health-monitoring
programs

coupled

with

dust

and

noise

monitoring

and

abatement

reduce

health

risks

to
miners.

As

underground

mines

are

developed

and

extended,

observation

of

geological,
hydrogeological

and

geotechnical

conditions

leads

to

modification

of

mine

plans

and
procedures to enable safe work within the mine environments.
Highlighted

below

are

selected

examples

of

safety

and

external

factors

relevant

to
Coronado operations.
22.2.8.5.1 Methane Management
Coalbed

methane

is

present

in

coal

operations

below

drainage.

Often

the

methane
concentration in shallow coal

seams is at such low levels that

it can be readily managed with
frequent testing and monitoring, vigilance, and routine mine ventilation.

Very high methane
concentrations

may

be

present

at

greater

depths,

as

experienced

in

the

Pocahontas

No.

3
seam

at

Buchanan

Mine

Complex

in

Virginia.

High

methane

concentrations

may

require

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
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degasification

of

the

coal

seam

to

assure

safe

mining.

The

Buchanan

Mine

has

operated
safely for many years

in one of the most intense methane environments

in the United States
through

careful

management

of

coal

seam

degasification,

gob

degasification

and

mine-
ventilation procedures.
Table 22-10:

Methane Management (Risk 8)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Methane hazard is
present in mines
operating below
drainage.
Injury or loss of life; possible
ignition of gas and mine
explosion; potential loss of
mine and equipment
temporarily or permanently;
additional mine fan, mine
power, ventilation, monitoring
and examination
requirements.
Low to moderate levels can
be managed with frequent
examinations, testing and
monitoring within the mine
ventilation system.

Excellent rock dust
maintenance minimizes
explosion propagation risk
should an ignition occur.
1 5 5 Very high-level
methane
concentrations may
require coal seam
degasification and
gob degasification if
longwall or pillar
extraction methods
are employed.
1 5 5
22.2.8.5.2 Mine Fires
Mine fires,

once common at

mine operations,

are rare

today.

Most active

coal miners

have
not

encountered

a

mine

fire.

Vastly

improved

mine

power

and

equipment

electrical
systems,

along

with

safe

mine

practices,

reduce

mine

fire

risks.

Crew

training

and

fire
brigade support

and training

improve response

for containment

and control

if a

fire occurs.

Spontaneous

combustion

within

coal

mines,

which

is

the

source

of

most

fires

that

occur
today,

is not expected to occur at Buchanan.

Table 22-11:

Mine Fires (Risk 9)
Aspect Impact Control Measures
Initial Risk Level
Mitigation Measures
Residual Risk Level
P C R P C R
Mine fire at underground
or surface mine
operation.
Injury or loss of life;
potential loss of mine
temporarily or
permanently; damage to
equipment and mine
infrastructure.
Inspection and
maintenance of mine
power, equipment and
mine infrastructure; good
housekeeping; frequent
examination of conveyor
belt entries; prompt
removal of accumulations
of combustible materials.
1 5 5 If spontaneous
combustion conditions
are present, enhanced
monitoring and
examination procedures
will be implemented;
mine design will
incorporate features to
facilitate isolation,
containment and
extinguishment of
spontaneous
combustion locations.
1 5 5
22.2.8.5.3 Availability of Supplies and Equipment
The

industry

has

periodically

experienced

difficulty

receiving

timely

delivery

of

mine
supplies

and

equipment.

Availability

issues

often

accompanied

boom

periods

for

coal
demand.

Any

future

delivery

of

supplies

and

equipment

delays

are

expected

to

be
temporary with limited impact on production.

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
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, I
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Table 22-12:

Availability of Supplies and Equipment (Risk 10)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Disruption of availability
for supplies and
equipment.
Temporary interruption of
production.
Force majeure provision in
coal sales agreements to
limit liability for delayed or
lost sales.
3 2 6 Work closely with
customers to assure
delayed coal
delivery rather than
cancelled sales;
monitor external
conditions and
increase inventory
of critical supplies;
accelerate delivery
of equipment when
possible.
3 1 3
22.2.8.5.4 Labor
Work

stoppage

due

to

labor

protests

are

considered

unlikely

and

are

accompanied

by
limited

impact should

it occur.

Excellent

employee relations

and communications

limit the
exposure

to

outside protesters.

Loss of

supervisors

and skilled

employees

to retirement

is
inevitable;

the

impact

can

be

lessened

with

succession

planning

and

training

and
mentorship of new employees.
Table 22-13:

Labor – Work Stoppage (Risk 11)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Work stoppage due to
strikes, slowdowns or
secondary boycott
activity.
Loss of production and coal
sales; damaged customer and
employee relations; reputation
loss.
Maintain excellent
employee relations and
communications; maintain
frequent customer
communications.
1 3 3 Develop plan for
employee
communications and
legal support to
minimize impact of
secondary boycott
activities.
1 3 3

the JORC Code and United States SEC Regulation S-K

1300 as of December 31, 2022

Central Appalachian Coal Basin
Virginia, USA
M
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, I
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. 60
Table 22-14:

Labor – Retirement (Risk 12)
Aspect Impact Control Measures
Initial Risk Level
Mitigation
Measures
Residual Risk Level
P C R P C R
Retirement of
supervisors and skilled
employees.
Loss of leadership and critical
skills to sustain high levels of
safety, maintenance and
productivity.
Monitor demographics
closely and maintain
communications with
employees who are
approaching retirement
age; maintain employee
selection and training
programs.
3 3 9 Maintain selection of
candidates and
implementation of in-
house or third-party
training for
electricians and
mechanics; develop
employee mentoring
program.
3 2 6
23
Recommendations
Coronado is continuing

to work both internally

and with outside assistance

to further define
their resource base and to optimize the LOM plan.
24
References
Publicly

available

information

from

various

state

and

federal

agencies

was

used

where
relevant.
25
Reliance on Information Provided by the
Registrant
A

summary

of

the

information

provided

by

Coronado

relied

upon

by

MM&A

for

the
purposes of this TRS is provided in Table 25-1 .
Table

25-1:

Information from Registrant Relied Upon by MM&A

Category
Information Provided by Coronado
Report
Section
Marketing
Long-term price forecast used

in financial projections
16.2

Legal
Mineral control and surface

control rights as shown on maps
3.2, 3.3
Environmental Permit and bonding information 17.3

APPENDIX
A
MM&A QUALIFICATIONS

Mineral Resource and Reserve Reporting

MM&A provides geological and engineering services to both surface and underground mine operations throughout the world in support of Mineral Resource and Mineral Reserve Reporting. MM&A geologists and engineers have extensive backgrounds in a variety of mining scenarios.

Technical Reports (*TRs*) are prepared in order to document in-place mineral resource estimates and mineral reserve estimates on a recoverable basis by different mining methods both on small tracts and on properties encompassing several thousand acres. The goal of the TRs is to document the economic viability of the mineral reserves as well as the preliminary economic outlook of the mineral resources. Evaluations of mineral deposits satisfy legal, economic and technical feasibility criteria, consistent with regulations and guidelines of the United States Securities and Exchange Commission (*SEC*) Industry Guide 7 or S-K 1300 standards, the Australasian Joint Ore Reserve Committee (*JORC*) guidelines, Canada's National Instrument 43-101, and the AIM standards on the London Exchange. The resource assessment addresses pertinent geologic parameters that are related to the deposit thickness, grade, and geographic distribution. MM&A's technical staff include Registered Members of the Society of Mining Engineers or are Registered Certified Professional Geologists by the American Institute of Professional Geologists. Both organizations are listed as approved Recognized Professional Organizations, and therefore MM&A' technical staff are considered Competent Persons by international standards. Reserve Technical Reports have been prepared for reporting in stock exchanges in the United States as well as Australia, Southeast Asia, China, Canada, Great Britain, Turkey, and other countries. MM&A professionals are experienced with coal and other deposits used in industrial minerals applications.

Geological Services

> Exploration Program Development and Implementation
> Field Mapping
> Field Exploration Supervision
> Geological Assessment
> Detailed Core Logging
> Core or Mineral Sampling
> Geophysical Logging
> Supervise Analytical Testing
> Database Compilation
> Computer-Aided Geologic Modeling
> Resource/Reserve Computation
> Hazard Mapping
> Lineament Mapping
> Geotechnical Analysis
> Mine Roof and Floor Condition Assessment
> Pillar Stability Analysis
> Subsidence Studies
> Horizontal Stress Mapping

Mining Engineering Services

> Determine Optimum Mining Methods
> Equipment Selection
> Productivity Estimates
> Labor Requirements and Scheduling
> Life-of-Mine Plans for Proposed and Existing Mines
> Mine and Facilities Layout and Planning
> Market and Transportation Studies
> Environmental Review and Reclamation Liability Estimates
> Capital Requirements
> Ventilation, Permitting and Drainage Control

Economic Analysis

> Estimate of Operating Costs (Labor, Supplies, and Fixed Costs)
> Capital Budget Assessments
> Discounted Cash Flow Analysis
> Risk Assessment

For More Information Contact:
582 Industrial Park Road, Bluefield, VA 24605 • Telephone +1 276 322 5467 • www.mma1.com

2020

APPENDIX
B
MAP

A
VP-4
North
B
NW
VP-2
W
NE
C
S
N
Data Point Location
Previous Underground Mining
Controlled Underground Reserve / Resource as of 12/31/22
Resource Inclusive of Reserve / Converted to Reserve
Resource Exclusive of Reserve / Not Converted to Reserve
0
1.75
Scale In Miles

MARSHALL MILLER & ASSOCIATES®

M62199 Bluefield, VA 1/23
Buch1–P3 mh

Map 1

Buchanan 1 Mine
Pocahontas No. 3 Seam

Coronado Global Resources Inc.
Buchanan County, Virginia

Coordinate System: Virginia South State Plane NAD 27

APPENDIX
C
GLOSSARY OF ITEMS

Appendix C
M
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M
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& A
SSOCIATES
, I
NC
. 3
Glossary of Abbreviations and Definitions
Abbreviation Definition
AIPG American Institute of Professional Geologists
ARMPS Analysis of Retreat Mining Pillar Stability
ASTM ASTM International
AVS Applicant Violator System
bcm Bank cubic meters
Btu/lb. British Thermal Unit per pound
CAT
®
Caterpillar Inc.
C.P.G. Certified Professional Geologist
Carlson Carlson Mining – formerly SurvCADD
®

– a prevalent software package used for
modeling in the Appalachian region
CFR Code of Federal Regulations
CBM Coalbed Methane
Coronado Coronado Global Resources Inc.
CSR
Codes of State Rules

CSX
CSX Corporation, a rail-based freight transportation

company
CTR Contour mining
Demonstrated
reserves
Demonstrated reserves are the sum of proven

and probable reserves.
DEP Department of Environmental Protection
EBITDA
Earnings before Intere

st, Taxes,

Depreciation, and Amortization

EOM End-of-mine reclamation
EPA
United States Environmental

Protection Agency

ESA Limited Phase I Environmental Site Assessment
EVR Estimated Visual Recovery
Feasibility Study “…comprehensive technical and economic study of the selected development option for a mineral project, which includes detailed assessments of all applicable modifying factors together with any

other relevant operational
factors, and detailed financial analysis that

are necessary to demonstrate, at
the time of reporting, that extraction is economically viable.

According to the
proposed definition, the results of the study may serve as the basis for a final decision by a proponent or financial institution to proceed with, or finance, the development of the project. Thus, a feasibility study is more comprehensive, with a higher degree of accuracy,

and yielding results with a
higher level

of confidence, than a pre-feasibility study.”

Hitachi Hitachi Construction Machinery Co., Ltd.
HWM Highwall mining
In situ Its natural position; said specific of a rock, soil, or fossil when in the situation in which was originally formed or deposited
Indicated
Resources
Indicated

resources

are

those

lying

between

0.4-kilometer

and

1.2-kilometer
radius

from

such an

observation

point

and reported

herein

as in-situ

mineral
resources.
Inferred Resources
Inferred

resources

lie

more

than

a

1.2-kilometer

radius

from

a

valid

point

of
measurement

but

less

than

4.8

kilometers

from

one

and

reported

herein

as
in-situ mineral resources.
JORC Code
Australasian Code for Reporting of Exploration

Results, Mineral Resources and

Appendix C
M
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M
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& A
SSOCIATES
, I
NC
. 4
Abbreviation Definition
Ore Reserves
lb. SO
2

/ mm Btu
Pounds per sulfur dioxide per million British thermal units
LJ Hughes LJ Hughes & Sons, Inc. - drilling Company
LOM Life-of-mine
M&R Maintenance and repair
M.B.A. Master of Business Administration
Measured
Resources
Measured resources are those lying within 0.4-kilometer radius from a valid
point of measurement and reported herein as in-situ mineral resources.
MINER Act
Mine Improvement and New Emergency Response Act of 2006

Mineral Reserve “…the economically mineable part of a Measured and/or Indicated Mineral
Resource.

It includes dilution materials and allowances for losses, which occur when the material is mined or extracted and is defined by studies at
Preliminary Feasibility or Feasibility level as appropriate that include
Modifying Factors.

Such studies demonstrate that, at the time of reporting,
extraction of the mineral reserve is economically viable under reasonable investment and marketing assumptions.”

Mineral Resource
“…a concentration or occurrence of solid material of economic interest or on
the Earth’s crust

in such form, grade or quality that there are reasonable
prospects for eventual economic extraction.

The location, quantity,

grade,
continuity and other geological characteristics and continuity of a Mineral
Resource are known, estimated or interpreted

from specific geological
evidence and knowledge, including sampling.”

MM&A Marshall Miller & Associates, Inc.
Modifying Factors
“…considerations used to convert Mineral

Resources to Mineral Reserves.
These include, but are not restricted to, mining, processing, metallurgical, infrastructure, economic, marketing,

legal, environmental compliance, plans,
negotiations, or agreements with local individuals or groups and governmental factors.”
MRMR Mineral Resources to Mineral Reserves
MSHA United States Department of Labor Mine Safety and Health Administration
MSL Mean sea level
Mt Million metric tonnes
NAIP National Agricultural Imagery Program
NIOSH
National Institute for Occupational Safety

and Health
NS
Norfolk Southern Corporation, a rail-based freight transportation company
O&M
Operating and maintenance

OSD Out-of-seam dilution
OSM U.S. Office of Surface Mining Reclamation and Enforcement
P&L
Profit and loss before tax

P.E. Professional Engineer
Preliminary
Feasibility Study
“…as a comprehensive study of a range of options for the technical and economic viability of a mineral project that has advanced to a stage where a
qualified person has determined (in the case of underground mining) a preferred mining method, or in the case of surface mining) a pit configuration, and in all cases has determined an effective method of mineral processing

and
an effective plan to sell the product. The study’s

financial analysis must have

Appendix C
M
ARSHALL
M
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& A
SSOCIATES
, I
NC
. 5
Abbreviation Definition
the level of detail necessary to demonstrate, at

the time of reporting, that
extraction is economically viable. In addition, as noted in the proposed definition of a pre-feasibility study,

while a pre-feasibility study is less
comprehensive and results in a lower confidence level than a feasibility study,
a pre-

feasibility study is more comprehensive and results

in a higher
confidence level than an initial assessment.”

Property(ies)
Bituminous coal deposits located in Buchanan and Tazewell

Counties, Virginia.

QP Qualified Person
Qualified Person
“…a person who is a mineral industry professional with at least five years of
relevant experience in the type of mineralization and type of deposit under consideration and in the specific type of activity that person is undertaking on behalf of the registrant. In addition, the proposed definition requires

a
qualified person to be an eligible member or licensee in good standing of a recognized professional

organization at the
time the technical report is prepared.”
Rec. Recovery
RECs
Recognized Environmental

Conditions
Resource Database
The Resource Database is established by the collection,

validation, recording,
storing and processing of data and forms the foundation

necessary for the
estimation of Mineral Resource and Mineral

Reserve.

A quality assurance and quality control program

is essential and must be
established to govern the collection of all data.

In reporting, a Mineral
Resource must meet the minimum requirement of “reasonable

prospects for
economic extraction”.

This will require the concurrent collection and storage
of preliminary economic, mining, metallurgical, environmental,

legal and
social data and other information for use in the estimation

of MRMR.

The Resource Database will include both “primary” (observation and measurement) and “interpreted” data.

It is recommended that data be stored
digitally,

using a documented, standard format and a reliable storage

medium
that allows for easy and complete

retrieval of the data.
ROM Run-of-mine
RPO
Recognized Professional

Organizations
S-K 1300
United States Securities and Exchange Commission Regulation

S-K 1300
Modernization of Property Disclosures
SEC U.S. Securities and Exchange Commission
SME Society for Mining Engineers
SMCRA
Surface Mining Control and Reclamation Act of 1977 is the primary federal law
that regulates the environmental

effects of coal mining in the United States.
Strip Ratio
Represented by bcm of overburden to recoverable

coal tonnes

tph
tonnes per hour

TRS
Technical

Report Summary
USA United States of America
USFW United States Fish and Wildlife
USGS
United States Geologic Survey

Appendix C
M
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M
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& A
SSOCIATES
, I
NC
. 6
Abbreviation Definition
VALMIN Code
Australasian Code for Public Reporting of Technical

Assessments and
Valuations of Mineral

Assets
Vulcan™
Vulcan™ software is a product of Maptek™, a provider

of software for the
global mining industry.

APPENDIX
D
INITIAL ECONOMIC ASSESSMENT FOR RESOURCES EXCLUSIVE
OF RESERVES

MARSHALL MILLER & ASSOCIATES

Coronado Global Resources Inc. and Coronado Group LLC
Initial Economic Assessment
Buchanan Resources Exclusive of Reserves (per Metric Tonne)

Appendix D

		Pocahontas No. 3 Buchanan Blocks N, NE, NW
In-Place Resource Tonnes		39,825,422
Potentially Recoverable Tonnes*		14,061,368
Mining Method		Deep - CM
Assumed Sales Realization at Plant**	$	110
Iniital Capex Estimate to Access Resources***	$	-
Direct Mining Costs:		
Labor****	$	30.34
Supplies, Excluding Roof Control	$	4.21
Roof Control	$	4.91
M&R	$	9.58
Power	$	7.67
Other	$	1.92
Total Direct Cash Costs	$	58.63
Transporation, Washing, Environmental & G&A Costs:		
Coal Prep*****	$	7.67
Materials Handling	$	1.92
Raw Coal Trucking*****	$	-
Clean Coal Trucking	$	1.38
Enviro******	$	1.10
G&A	$	2.07
Total Transporation, Washing, Environmental & G&A Costs:	**$**	**14.14**
Indirect Cash Costs		
Royalty	$	4.02
Black Lung Excise Tax	$	0.61
SMCRA	$	0.13
State Severance	$	2.20
Property Tax & Insurance	$	0.55
Total Indirect Cash Costs	**$**	**7.52**
Non Cash Costs		
Amoritiztion of Development Capital	$	-
Depreciation of Initial Equipment and Sustaining Capital	$	15.67
Depletion	$	1.10
Total Non Cash	$	16.77
Total Cash Cost	**$**	**80.28**
EBITDA	**$**	**29.95**
Fully Loaded Cost	**$**	**97.06**
Fully Loaded P&L	**$**	**13.18**
Passes Resource Iniital Economic Assessment?		**YES**

*Potentially recoverable tons are calculated by applying appropriate modifying factors to in-place resource tonnages

**Sales relization represents estimated long range sales price provided by Coronado.

***No initial capital required. Resources are accessible from existing Buchanan Mine.

****Labor rates are driven based off of super section productivities assuming 250 feet per unit shift per section.

*****Processing assumed to occur at Buchanan plant, hoisted directly to plant.

******Environmental costs assumed to include permiting, outfall maintenance, etc.

Buchanan Initial Economic Assessment Resources Exclusive of Reserves (M62199).xlsx

Page 1 of 1

APPENDIX
E
JORC TABLE 1

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
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& A
SSOCIATES
, I
NC
. 3
Section 1 Sampling Techniques and Data
Criteria JORC Code explanation Commentary
Sampling techniques
>
Nature and quality of sampling (e.g. cut channels, random chips, or specific specialised industry standard measurement tools appropriate to the minerals under investigation, such as downhole gamma sondes, or handheld XRF instruments, etc.). These examples should not be taken as limiting the broad meaning of sampling.
>
Include reference to measures taken to ensure sample representivity and the appropriate calibration of any measurement tools or systems used.
>
Aspects of the determination of mineralisation that are Material to the Public Report. In cases where ‘industry standard’ work has been done this would be relatively simple (e.g. ‘reverse circulation drilling was used to obtain 1 m samples from which 3 kg was pulverised to produce a 30 g charge for fire assay’). In other cases, more explanation may be required, such as where
there is coarse gold that has inherent sampling problems. Unusual commodities or mineralisation types (e.g. submarine nodules) may warrant disclosure of detailed information.
>
Most of the coal samples have been obtained from the Properties by subsurface exploration using core drilling techniques.

The protocol for preparing and testing the samples has varied over time and is not well documented for the older holes drilled on the Properties.
>
Typical USA core drilling sampling technique is for the coal core sample, once recovered from the core barrel, to be described then wrapped in a sealed plastic sleeve and placed into a covered core box, which is the length of the sample so that the core can be delivered to a laboratory in relatively intact condition and with original moisture content.
>
It is reasonable to assume, given the sophistication level of the previous operators, that these samples were generally collected and processed under industry best-practices.

This assumption is
based on MM&A’s familiarity with the operating companies and the companies used to perform the analysis.

>
Some of the drill holes were air rotary bored and no coal core samples were collected.

Seam
thickness for rotary-drilled bore holes is verified by calibrated downhole gamma-density logs.

>
Coal samples that were deemed by MM&A geologists to be unrepresentative were not used for statistical analysis of coal quality, as documented in the tabulations. A representative group of drill hole samples from the Properties were then checked against the original drill laboratory reports to verify accuracy and correctness.

Drilling techniques
>
Drill type (e.g. core, reverse circulation, open-hole hammer, rotary air blast, auger, Bangka, sonic, etc.) and details (e.g. core diameter, triple or standard tube, depth of diamond tails, face-sampling bit or other type, whether core is oriented and if so, by what method, etc.).
>
The Properties have been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to acquisition by Coronado.

The majority of
the drilling was accomplished using vertical continuous (diamond) coring or air rotary methods.
>
Core drilling methods utilize NX-size (5.4 centimeter) or similar-sized core cylinders to recover core samples, which can be used to delineate geologic characteristics, and for coal quality testing and geotechnical logging.

>
Data for the rotary drilled holes is mainly derived from downhole geophysical logs, which are used to interpret coal and rock thickness and depth since logging of the drill cuttings is not reliable.
>
Geophysical logging was performed on many of the holes, either by Geological Logging Systems (a division of MM&A), other geophysical logging contractors, and on those properties acquired from
CONSOL geophysical logging was often performed by CONSOL’s in-house logging services.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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M
ILLER
& A
SSOCIATES
, I
NC
. 4
Criteria JORC Code explanation Commentary
Drill sample recovery
>
Method of recording and assessing core and chip sample recoveries and results assessed.
>
Measures taken to maximise sample recovery and ensure representative nature of the samples.
>
Whether a relationship exists between sample recovery and grade and whether sample bias may have occurred due to preferential loss/gain of fine/coarse material.
>
Where available, core recovery thickness of coal samples was reconciled with the thickness interpreted from geophysical logs.
>
Core recovery of the older coal samples lacking geophysical logs is sometimes not well-documented:
however, when the laboratory results for such holes had anomalous values, the data was disqualified and not used.

Logging
>
Whether core and chip samples have been geologically and geotechnically logged to a level of detail to support appropriate Mineral Resource estimation, mining studies and metallurgical studies.
>
Whether logging is qualitative or quantitative in nature. Core (or costean, channel, etc.)
photography.
>
The total length and percentage of the relevant intersections logged.
>
A wide variety of core-logging techniques exist for the properties.

For many of the core holes, the
primary data source is a generalized lithology description by the driller, in some cases supplemented by a more detailed core log completed by a geologist.

>
The logging of core thickness and depth is quantitative.

With the exception of the coal seams,
logging of rock strata type is more subjective and best considered as qualitative.
Sub-sampling
techniques and sample
preparation
>
If core, whether cut or sawn and whether quarter, half or all core taken.
>
If non-core, whether riffled, tube sampled, rotary split, etc. and whether sampled wet or dry.
>
For all sample types, the nature, quality and appropriateness of the sample preparation technique.
>
Quality control procedures adopted for all sub-sampling stages to maximise representivity of samples.
>
Measures taken to ensure that the sampling is representative of the in situ material collected, including for instance results for field duplicate/second-half sampling.
>
Whether sample sizes are appropriate to the grain size of the material being sampled.
>
Typical US practice in the Appalachian Basin is that core samples for deep mineable core samples are not sawn or subsampled (since seams are not of great thickness and the entire seam is mined and co-mingled).
>
Oftentimes, core for surface-mineable coal seams are bench sampled separately by the various coal and rock layers (plies).
>
MM&A has exercised diligence to use only those analyses that are representative of the coal quality parameters for the appropriate mining type for each sample.
Quality of assay data
and laboratory tests
>
The nature, quality and appropriateness of the assaying and laboratory procedures used and whether the technique is considered partial or total.
>
For geophysical tools, spectrometers, handheld XRF instruments, etc., the parameters used in determining the analysis including instrument make and model, reading times, calibrations factors applied and their derivation, etc.
>
Nature of quality control procedures adopted (e.g. standards, blanks, duplicates, external laboratory checks) and whether acceptable levels of accuracy (i.e. lack of bias) and precision have been established.
>
Sample analysis was typically carried out by accredited US laboratories.

>
Standard procedure upon receipt of core samples by the testing laboratory is to log the depth and thickness of the sample, then perform testing as specified by a representative of the operating company.

Each sample is then analyzed in accordance with procedures defined under
ASTM
International ( ASTM )

standards including, but not limited to; washability (ASTM D4371); ash (ASTM
D3174); sulfur (ASTM D4239); Btu/lb. (ASTM D5865); volatile matter (ASTM D3175); Free Swell Index
( FSI ) (ASTM D720).
>
Geophysical tools are calibrated by the logging company and where possible, validated using a calibration hole.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Verification of
sampling and assaying
>
The verification of significant intersections by either independent or alternative company personnel.
>
The use of twinned holes.
>
Documentation of primary data, data entry procedures, data verification, data storage
(physical and electronic) protocols.
>
Discuss any adjustment to assay data.
>
All coal intersection data used to generate the geologic model has been cross referenced with the lithological and geophysical logs by MM&A.
>
Laboratory quality was adjusted from dry basis to reflect the anticipated marketable product moisture.
>
Coal quality results were verified by spot-check with laboratory analysis sheets by MM&A before inclusion into the geologic model and use in the resource estimate.
Location of data points
>
Accuracy and quality of surveys used to locate drill holes (collar and down-hole surveys), trenches, mine workings and other locations used in Mineral Resource estimation.
>
Specification of the grid system used.
>
Quality and adequacy of topographic control.
>
Due to the long history of exploration by various parties on the Properties, a wide variety of survey techniques exist for documentation of data point locations.

Many of the older exploration drill holes
appear to have been located by ground survey; more recently completed drill holes are often located by high-resolution Global Positioning System ( GPS ) units.
>
Grid systems used are typically the State Plane Coordinate System pertinent to each property.

>
Topography is based on either the USGS topographic 7.5-minute quadrangle maps or on recent aerial photogrammetry as necessary (subject to availability).
Data spacing and
distribution
>
Data spacing for reporting of Exploration Results.
>
Whether the data spacing and distribution is sufficient to establish the degree of geological and grade continuity appropriate for the Mineral Resource and Ore Reserve estimation procedure(s) and classifications applied.
>
Whether sample compositing has been applied.
>
Spacing and distribution of data point information may vary from seam to seam within each mining area.

The areas estimated for coal resource and coal reserve tonnes have been limited so that the data spacing and distribution is sufficient to establish the degree of geological continuity appropriate for the estimation and classification of the coal tonnes.

>
All of the coal resource tonnes are in the measured, indicated, and inferred categories, and all of the coal reserve tonnes are in the proved and probable categories in accordance with the JORC Code and SEC standards.

Orientation of data in
relation to geological
structure
>
Whether the orientation of sampling achieves unbiased sampling of possible structures and the extent to which this is known, considering the deposit type.
>
If the relationship between the drilling orientation and the orientation of key mineralised structures is considered to have introduced a sampling bias, this should be assessed and reported if material.
>
Drill holes have been vertically drilled.

No downhole deviation logs have been collected and it is
therefore not known if the drill holes have deviated away from vertical.

Based on the relatively
shallow seam depths, any deviation is expected to be insignificant and immaterial to the geologic characterization of the Property.
>
The dip of the coal seams is relatively minor and not a material issue for representation of seam thickness or quality.
Sample security The measures taken to ensure sample security.
>
Sample handling procedures employed by explorationists follow typical US protocol and should be adequate to insure sample security.
Audits or reviews The results of any audits or reviews of sampling techniques and data.
>
MM&A has reviewed all available geological information for the Properties in developing the geologic model.

Only that data deemed suitable has been used for the purpose of generating the resource and reserve estimates.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Section 2 Reporting of Exploration Results
Criteria JORC Code explanation Commentary
Mineral tenement and
land tenure status
>
Type, reference name/number,

location and ownership including agreements or material
issues with third parties such as joint ventures, partnerships, overriding royalties, native title interests, historical sites, wilderness or national park and environmental settings.
>
The security of the tenure held at the time of reporting along with any known impediments to obtaining a licence to operate in the area.
>
The Coronado coal resources are located within three of the United State of America: Virginia; West
Virginia; and Pennsylvania.

Control of these Properties is governed by many hundreds of
agreements.
>
MM&A has not carried out separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.

>
Coronado has represented to MM&A that it controls the mining rights to the coal deposits as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by Coronado.

The TRS assumes the properties are developed under
responsible and experienced management.
>
There are no known legal or environmental encumbrances that would impede development of the subject coal reserves.
Exploration done by
other parties
>
Acknowledgment and appraisal of exploration by other parties.
>
The Properties have been extensively explored by subsurface drilling efforts carried out by numerous entities, most of which were completed prior to acquisition by Coronado.
>
This exploration work was generally performed to prevailing US best practice standards and deemed adequate for the purposes of this TRS.

Geology
>
Deposit type, geological setting and style of mineralisation.
>
The Coronado coal resources are located within the Northern and Central Appalachian Coal Basins.
>
The coal deposits are Carboniferous in age, being of the Pennsylvanian system.
>
Seam of economic significance typically range between 0.3 meters and 1.8 meters in thickness, with relatively little structural deformation.
>
Regional structure is typically characterized by gently dipping strata to the northwest at less than one percent.
Drill hole Information
>
A summary of all information material to the understanding of the exploration results including a tabulation of the following information for all Material drill holes:
●
easting and northing of the drill hole collar
●
elevation or RL (Reduced Level – elevation above sea level in metres) of the drill hole collar
●
dip and azimuth of the hole
●
down hole length and interception depth
●
hole length.
>
If the exclusion of this information is justified on the basis that the information is not Material and this exclusion does not detract from the understanding of the report, the Competent
Person should clearly explain why this is the case.
>
MM&A reviewed and entered all pertinent data into a digital geologic database for each Coronado property.

The database consists of thousands of data records, which include drill hole and supplemental coal seam thickness measurements from outcrop and mine exposures.

>
All drill holes in the database are provided with a collar elevation and the State Plane Coordinate
System easting and northing coordinate.
>
After MM&A confirmed proper coal seam thickness and correlation, the seam data was modelled and compiled into coal resource maps.
>
The maps are provided in the TRS; however, a tabulation of the thousands of individual data records is not practical to include.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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. 7
Criteria JORC Code explanation Commentary
Data aggregation
methods
>
In reporting Exploration Results, weighting averaging techniques, maximum and/or minimum grade truncations (e.g. cutting of high grades) and cut-off grades are usually Material and should be stated.
>
Where aggregate intercepts incorporate short lengths of high grade results and longer lengths of low grade results, the procedure used for such aggregation should be stated and some typical examples of such aggregations should be shown in detail.
>
The assumptions used for any reporting of metal equivalent values should be clearly stated.
>
Where a coal seam has been bench sampled (typically for surface mining) the individual analyses for the coal plies are normally weight-averaged to represent the total of recoverable coal.
>
Coal quality summary results have been documented in the TRS.

Average coal quality on a per-
seam basis is used to represent the coal resources within a given mining area.
>
Average coal quality for each Coronado complex is provided in Tables 1-1, 1-2 and 1-3 of this TRS.

>
No other data aggregations methods are used.
Relationship between
mineralisation widths
and intercept lengths
>
These relationships are particularly important in the reporting of Exploration Results.
>
If the geometry of the mineralisation with respect to the drill hole angle is known, its nature should be reported.
>
If it is not known and only the down hole lengths are reported, there should be a clear statement to this effect (e.g. ‘down hole length, true width not known’).
>
Coal thickness values from all coal intersections and down hole geophysical logs are considered to be vertical thicknesses.

Seam dip of approximately 2.0 to 3.0 degrees has little effect on the vertical thickness of the seam.
Diagrams
>
Appropriate maps and sections (with scales) and tabulations of intercepts should be included for any significant discovery being reported These should include, but not be limited to a plan view of drill hole collar locations and appropriate sectional views.
>
Diagrams and maps showing the coal seam intercepts are presented in the TRS.
Balanced reporting
>
Where comprehensive reporting of all Exploration Results is not practicable, representative reporting of both low and high grades and/or widths should be practiced to avoid misleading reporting of Exploration Results.
>
All of the available, qualified exploration data has been included within the tabulations, maps, and diagrams for this TRS.
>
Both coal thickness and quality data are deemed by MM&A to be reasonably sufficient within the resource areas. Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data.
Other substantive
exploration data
>
Other exploration data, if meaningful and material, should be reported including (but not limited to): geological observations; geophysical survey results; geochemical survey results;
bulk samples – size and method of treatment; metallurgical test results; bulk density, groundwater, geotechnical and rock characteristics; potential deleterious or contaminating substances.
>
Informational material available from the U.S. Geological Survey and the respective State Surveys was used to assist in the Resource estimate.

Further work
>
The nature and scale of planned further work (e.g. tests for lateral extensions or depth extensions or large-scale step-out drilling).
>
Diagrams clearly highlighting the areas of possible extensions, including the main geological interpretations and future drilling areas, provided this information is not commercially sensitive.
>
Further work is expected to include additional exploration, geotechnical testing, coal quality analyses, and coal property acquisition.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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& A
SSOCIATES
, I
NC
. 8
Section 3 Estimation and Reporting of Mineral Resources
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Database

integrity
>
Measures taken to ensure that data has not been corrupted by,

for example, transcription or
keying errors, between its initial collection and its

use for Mineral Resource estimation
purposes.
>
Data validation procedures used.
>
MM&A confirmed coal seam thickness and correlations in databases used for coal deposit modelling.

Representative records were spot-checked for data

entry validation.

>
Geophysical logs were used wherever available to assist in confirming the seam correlation and to verify proper seam thickness measurements and recovery of coal samples.
Site visits
>
Comment on

any site

visits undertaken

by the

Competent Person and the outcome of those
visits.
>
If no

site visits

have been

undertaken indicate

why this

is the case.
>
MM&A is very familiar with the Properties and has conducted multiple site visits throughout the years.
Geological
interpretation
>
Confidence in (or conversely,

the uncertainty

of) the geological interpretation of the mineral
deposit.
>
Nature of the data used and of any assumptions

made.
>
The effect,

if any,

of alternative

interpretations on

Mineral Resource estimation.
>
The use of geology in guiding

and controlling

Mineral Resource estimation.
>
The factors affecting continuity both of grade and geology.
>
Due to the relative structural simplicity of the deposits and the reasonable continuity of the tabular coal beds, the principal geological interpretation necessary to define the geometry of the coal deposits is the proper modeling of their thickness and elevation.

>
Both coal thickness and quality data are deemed by MM&A to be reasonable within the resource areas.

>
Therefore, there is a reasonable level of confidence in the geologic interpretations required for coal resource determination based on the available data and the techniques applied to the data.
Dimensions
>
The extent and variability of the Mineral Resource expressed as length (along strike or otherwise), plan width, and depth below surface to the upper and lower limits of the Mineral
Resource.
>
The subject coal resource areas mostly exist in discreet, individual deposits of highly variable dimensions, shapes and depth below the ground surface.
>
Such factors are best depicted in the maps contained in the TRS.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of the TRS.

Estimation and
modelling techniques
>
The nature and appropriateness

of the estimation technique(s) applied and key assumptions,
including treatment of extreme grade values, domaining, interpolation parameters and maximum distance of extrapolation from data points. If

a computer assisted estimation
method was chosen include a description of computer software and parameters used.
>
The availability of check estimates, previous estimates and/or mine production records

and
whether the Mineral Resource estimate

takes

appropriate account

of such

data.
>
The assumptions made regarding

recovery of by-products.
>
Estimation of deleterious elements or other non-grade variables of economic significance (e.g.
sulphur for acid mine drainage characterisation).
>
In the case of

block model interpolation, the

block size in relation to

the average sample
spacing and the search employed.
>
Geological data was imported into Carlson Mining
®

(formerly SurvCADD
®
) geological modelling
software in the form of Microsoft
®

Excel files incorporating, drill hole collars, seam and thickness picks, bottom seam elevations and raw and washed coal quality. These data files were validated prior to importing into the software.
>
Once imported, a geologic model was created.
>
The geological model was verified and reviewed.

>
Resources were estimated by defining seam thickness at each point of observation and by defining resource confidence arcs around the points of observation.
>
Points of observation for Measured and Indicated confidence arcs were defined for all drill holes that intersected the seam.

>
As prescribed by the common United States classification system the following distances from points

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
Any assumptions behind modelling of

selective mining units.
>
Any assumptions about correlation

between variables.
>
Description of how the

geological interpretation was

used to control the resource estimates.
>
Discussion of basis for using or not

using grade cutting or capping.
>
The process of validation,

the checking process used, the comparison of

model data to drill
hole data, and use of reconciliation data if available.
of observation were used to define the corresponding Resource category arcs:
- Inferred Resources – greater than 3,960 feet (1.2 kilometers) but less than 15,840 feet (4.8 kilometers)
- Indicated Resources – 3,960 feet (1.2 kilometers)
- Measured Resources – 1,320 feet (0.4 kilometers)
>
The use of the standards commonly used in the United States are appropriate and customary for this resource jurisdiction and deposition type.
>
MM&A performed a geostatistical analysis test of the Coronado data sets using the Drill Hole
Spacing Analysis ( DHSA ) method.
>
Based on MM&A’s analysis, it would be possible to extend the measured, indicated and inferred arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have elected not to extend arc distances, introducing a level of conservatism in the coal classification.
Moisture
>
Whether the tonnages are estimated on a dry basis or with natural moisture, and the method of determination of the moisture content.
>
Coal resource tonnes are presented on a dry, in-situ basis.
>
Reserve tonnes are presented on a moist basis at anticipated product moisture ranging from 4.0 to
6.0 percent. Moisture content based on historic analyses of shipped coal.
Cut-off Parameters
>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were tailored for each of the Coronado properties to be in accordance with mining/ processing capabilities and market conditions prevalent at each operation.
>
Examples include minimum recoverable coal thickness, acceptable ash content and wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of this TRS.
>
These cut-off parameters have been developed by MM&A based on its experience with the
Coronado properties and other mining operations of the Central Appalachian coal basin.

This
experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.
Mining factors or
assumptions
>
Assumptions made regarding possible mining methods, minimum mining dimensions and internal (or, if applicable, external) mining dilution. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential mining methods, but the assumptions made regarding mining methods and parameters when estimating Mineral Resources may not always be rigorous. Where this is the case, this should be reported with an explanation of the basis of the mining assumptions made.
>
Mining factors such as dilution, mining and washing recovery are variable and have been applied at the coal deposits at each operation based on site-specific characteristics.
>
Details of the factors are cited within the TRS.
>
Factors that would typically preclude conversion of a coal resource to coal reserve include the following: inferred resource classification; absence of coal quality; poor mine recovery; lack of access; insufficient exploration; or uncontrolled surface property for areas of proposed for surface mining.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
While such factors were used to preclude the conversion of a very limited number of coal resources to coal reserves in this report, the extensive history of mining on the Properties would suggest that there are reasonable prospects for eventual economic extractions of all coal resources under favorable market conditions.
Metallurgical factors
or assumptions
>
The basis for assumptions or predictions regarding metallurgical amenability. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider potential metallurgical methods, but the assumptions regarding metallurgical treatment processes and parameters made when reporting Mineral Resources may not always be rigorous. Where this is the case, this should be reported with an explanation of the basis of the metallurgical assumptions made.
>
The products mined from coal resources controlled by Coronado can be sold into high-, mid-, and low-volatile metallurgical coal markets because of their inherent quality characteristics.

>
Run-of-mine production is washed at the coal preparation plants as needed for quality control.

>
Coronado may blend production from multiple sources to manage ash and sulfur content along with the rheological and petrographic characteristics of the shipped products.

Environmental factors
or assumptions
>
Assumptions made regarding possible waste and process residue disposal options. It is always necessary as part of the process of determining reasonable prospects for eventual economic extraction to consider the potential environmental impacts of the mining and processing operation.

While at this stage the determination of potential environmental impacts, particularly for a greenfields project, may not always be well advanced, the status of early consideration of these potential environmental impacts should be reported. Where these aspects have not been considered this should be reported with an explanation of the environmental assumptions made.
>
MM&A completed a Limited Phase I Environmental Site Assessment (ESA) on the Buchanan property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on behalf of
Coronado.

Coronado reports not having conducted such a study since the MM&A studies.

>
The ESAs completed by MM&A included a site inspection, review of historical records, a database search of State and Federal regulatory records and interviews to identify potential recognized environmental conditions (RECs) that may create environmental liability for the sites.

>
MM&A identified one REC at Greenbrier associated with stained soil and gravel near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory clean-up efforts were completed at Greenbrier.

>
Based on these former ESAs completed by MM&A, it is MM&A’s opinion that Coronado has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws.

Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the TRS financial models.

Bulk density
>
Whether assumed or determined. If assumed, the basis for the assumptions. If determined, the method used, whether wet or dry, the frequency of the measurements, the nature, size and representativeness of the samples.
>
The bulk density for bulk material must have been measured by methods that adequately account for void spaces (vugs, porosity, etc), moisture and differences between rock and alteration zones within the deposit.
>
Discuss assumptions for bulk density estimates used in the evaluation process of the different materials.
>
Laboratory derived seam densities measured in specific gravity were used where available.

As
needed, these data were supplemented by estimated seam density values based on the relative proportion of coal and non-coal material within the seam (typically at 1.30 and 2.25 specific gravity, respectively).
>
Average seam density was determined for each coal deposit and used to convert coal volumes into coal tonnage estimates.
Classification
>
The basis for the classification of the Mineral Resources into varying confidence categories.
>
Whether appropriate account has been taken of all relevant factors (i.e. relative confidence in tonnage/grade estimations, reliability of input data, confidence in continuity of geology and metal values, quality, quantity and distribution of the data).
>
Whether the result appropriately reflects the Competent
>
The Resource has been classified based on suitable distances from points of observations prescribed in the common United States classification system.
>
The use of the United States standards is appropriate and customary for this resource jurisdiction and deposition type.
>
MM&A performed a geostatistical analysis test of the Coronado data sets using the Drill Hole

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
Person’s view of the deposit.
Spacing Analysis ( DHSA ) method.
>
Based on MM&A’s analysis, it would be possible to extend the measured, indicated and inferred arcs slightly beyond historically accepted practices due to consistent geological settings. The QP’s have elected not to extend arc distances, introducing a level of conservatism in the coal classification.
>
All relevant factors have been accounted for and reflect the Competent Person’s view of the
deposit.
Audits or reviews
>
The results of any audits or reviews of Mineral Resource estimates.
>
MM&A completed prepared a statement of coal resources and reserves for the Properties in accordance with the JORC Code as of December 31, 2017.

MM&A also subsequently updated the
estimate of resources and reserves for depletion as of December 31, 2018, December 31, 2019,
December 31, 2020 and December 31, 2021.
>
MM&A performed a previous audit of the Properties in year 2017 for Coronado based on U.S.
Securities and Exchange Commission (SEC) Industry Guide 7 and USGS Circular 891 standards.

>
Earlier audits were performed by various independent consultants for predecessors-in-title to
Coronado and at various levels of detail depending on the clients concerns and the allotted time for completion.

Previous audits and reviews defined the primary coal resource areas and estimated the recoverable tonnes for each seam based on the expected mining methods.

>
Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence
>
Where appropriate a statement of the relative accuracy and confidence level in the Mineral
Resource estimate using an approach or procedure deemed appropriate by the Competent
Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the resource within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors that could affect the relative accuracy and confidence of the estimate.
>
The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation.
Documentation should include assumptions made and the procedures used.
>
These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
>
The relative accuracy of and confidence in the coal tonnage and quality estimates provided herein are judged to be in conformance with current industry best-practices.

>
The representation of average coal quality characteristics should be understood to represent a reasonably representative sampling that is generally indicative of coal quality and does not represent a statistically rigorous approach to coal quality modeling.
>
Resource estimation has been completed using standard coal estimation methods which are deemed appropriate for this deposit.
Section 4 Estimation and Reporting of Ore Reserves
(Criteria listed in the preceding section also apply to this section.)
Criteria JORC Code explanation Commentary
Mineral Resource
estimate for
conversion to Ore
Reserves

>
Description of the Mineral Resource estimate used as a basis for the conversion to an Ore
Reserve.
>
The coal resource estimate was prepared as part of the report Coronado Global Resources Inc.
Statement of Coal Resources and Reserves in Accordance with JORC Code and United States SEC
Standards as of December 31, 2022 – Northern and Central Appalachian Coal Basins – Virginia, West
Virginia and Pennsylvania, USA – February 2023 prepared by MM&A.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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& A
SSOCIATES
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. 12
Criteria JORC Code explanation Commentary
>
The resource estimation criteria were developed by MM&A based on the capabilities of the mining equipment used within the production model and on industry-accepted standards to assure that the basic geologic characteristics of the coal resources are in reasonable conformity with those to be mined and marketed by Coronado.
>
Clear statement as to whether the Mineral Resources are reported additional to, or inclusive of, the Ore Reserves.
>
Coal resources generally are reported inclusive of the coal reserves.

In some cases, resources are
reported in addition to coal reserves.

Tables 1-1 and 11-3 of the TRS clearly identify resources
“inclusive of mine plan” from which coal reserves were estimated along with those resources
“exclusive of mine plan” from which no reserves were estimated.

Site visits

>
Comment on any site visits undertaken by the Competent Person and the outcome of those visits.
>
MM&A is very familiar with the Properties and has conducted multiple site visits throughout the years.
Study status

>
The type and level of study undertaken to enable Mineral Resources to be converted to Ore
Reserves.
>
A preliminary feasibility LOM plan was prepared by MM&A for active and proposed mines.

>
The Code requires that a study to at least Pre-Feasibility Study level has been undertaken to convert Mineral Resources to Ore Reserves. Such studies will have been carried out and will have determined a mine plan that is technically achievable and economically viable, and that material Modifying Factors have been considered.
>
This geologic evaluation conducted in accordance with JORC and SEC standards and in conjunction with the preliminary feasibility study is sufficient to conclude that the surface, highwall miner and underground coal reserves identified on the Properties are economically mineable under reasonable expectations of market prices for thermal and metallurgical coal products, estimated operation costs, and capital expenditures.
>
The pre-feasibility financial models, prepared by MM&A for this TRS, was developed to test the economic viability of each coal resource area.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
Cut-off parameters

>
The basis of the adopted cut-off grade(s) or quality parameters applied.
>
The cut-off parameters were tailored for each of the Coronado properties to be in accordance with mining/ processing capabilities and market conditions prevalent at each operation.
>
Examples include minimum recoverable coal thickness, acceptable ash content and wash recovery, and manageable overburden to coal ratio for surface mineable coal.
>
Details of the parameters are cited within the TRS and included in the table of Cut-off Parameters listed in Section 11.1 of this TRS.
>
These cut-off parameters have been developed by MM&A based on its experience with the
Coronado properties and are typical of mining operations in the Central Appalachian coal basin.

This
experience includes technical and economic evaluations of numerous properties in the region for the purposes of determining the economic viability of the subject coal reserves.
Mining factors or
assumptions

>
The method and assumptions used as reported in the Pre-Feasibility or Feasibility Study to convert the Mineral Resource to an Ore Reserve (i.e. either by application of appropriate factors by optimisation or by preliminary or detailed design).
>
After validating coal seam data and establishing correlations, the thickness and elevation for seams of economic interest were used to generate a geologic model.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A prepared
mine projections and production timing forecasts based on coal seam characteristics.

Production
timing was carried out from 2023 to depletion (exhaustion) of the coal reserve areas.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
The choice, nature and appropriateness of the selected mining method(s) and other mining parameters including associated design issues such as pre-strip, access, etc.
>
The room-and-pillar mining method was selected to model the underground mining resources, utilizing continuous miners for coal extraction, shuttle cars for production section haulage and roof bolters for roof control, with the exception that the Buchanan Mine also uses longwall shearers, armored face conveyors, and hydraulic self-advancing roof support.

The resource areas located
above drainage are relatively small and often have irregular boundaries. The Buchanan Mine in
Buchanan County, Virginia is the only active longwall mine currently being operated by Coronado.
>
The Coronado underground mining resource areas which are located above-drainage require an access road and mine access development along the outcrop, whereas below-drainage mines are accessed via shaft or slope based on other proposed surface infrastructure locations and/or surface property control.

>
The surface mining method selected utilizes highly productive hydraulic shovels, front-end loaders, large tractors and rock trucks for overburden removal.

The mobile equipment spreads adapt readily
to winding coal outcrops for contour surface mining and are effective for point-removal and area mining applications.
>
Application of highwall and auger mining units is an effective method to recover coal resources not suitable for underground mining and under excessive cover for surface mining.
>
The assumptions made regarding geotechnical parameters (e.g. pit slopes, stope sizes, etc.), grade control and pre-production drilling.
>
Mining plans for potential underground mines were developed by MM&A.

Pillar stability was tested
by MM&A using the Analysis of Coal Pillar Stability (ACPS ) program that was developed by the
National Institute for Occupational Safety and Health ( NIOSH )
.

>
Coronado must obtain approved mining plans from United States Department of Labor Mine Safety and Health Administration ( MSHA ) that define safety parameters for the highwalls developed during contour and area mining.

MM&A’s planning model does not require input of specific
highwall design parameters, but provides for timing of mining within mine plan polygons that is representative of the operation performance attained at Central Appalachia surface mines.
>
Highwall and auger mining is conducted under highwalls designed and constructed to meet MSHA permit requirements.

To better assure highwall stability and safety

during highwall coal extraction,
MSHA requires that coal fenders, or stumps, be left in place between successive cuts. Periodic barrier pillars must be left in place as an additional safeguard.

MM&A has adjusted the expected
mining recovery for highwall and auger mining resources to reflect highwall stability and safety requirements.
>
The major assumptions made and Mineral Resource model used for pit and stope optimisation
(if appropriate).
>
Underground Mining Resources:

For metallurgical resources, minimum coal seam thickness extends down to between 0.6 and 1.2 meters and a minimum overburden (depth of cover) of 30.5 meters.

A
61-meter horizontal distance is maintained from abandoned mines and sealed or pillared areas, and a 30-meter horizontal distance is maintained from planned highwall miner panels.

Mine recovery is
reduced when a rider coal seam is present within a 1.5- to 3.0-meter interval above the coal seam.

No mining is projected when the interval between overlying and underlying reserves is less than 12 meters.
>
Surface Mining Resources:

For classification as a surface-mineable resource, a seam must be at least
0.3 meters in thickness as a stand-alone (principle) seam and 0.15 meters in thickness when less than 0.8 meters from a principal seam.

The maximum cumulative area mining strip ratio is generally

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
20:1 for thermal coal and 30:1 for metallurgical coal.

Some areas were assessed for their economic
viability at higher ratios, and were included as reserves if deemed economic.

For contour surface
mining, a minimum of 38-meter bench is provided to support HWM.
>
HWM and Auger Mining Resources: HWM cut depth (penetration) is established at a maximum of
244 meters.

The minimum mineable coal thickness is limited at 0.6 meters. For coal seams less than
0.8 meters thick, roof and/or floor characteristics must allow OSD cutting to maintain a 0.8-meter minimum cutting height.
Auger mining cut depth is established at an average of 91 meters.

The
minimum mineable coal thickness is limited at 0.5 meters.
>
The mining dilution factors used.
>
Underground Mining Reserves:

The planning model assigns minimum mining heights of 1.4 to 1.8 meters for mains and panel development.

At the Buchanan Mine, a minimum mining height of 1.8
meters was used due to the longwall mining method being employed.

For coal seams thinner than
the assigned mining height, the difference between the coal seam height and assigned mining height consists of OSD.

In all cases a minimum of 0.05 meters of OSD was assumed, with the exception of the Mon Valley mines, where a minimum 0.15 meters of OSD was assumed due to weaker floor strata.
>
Surface Mining Reserves:

Area mining is generally limited to a cumulative overburden ratio of 30:1 and a 15:1 ratio for contour mining.

Exceptions were considered for mining of metallurgical grade coal where deemed economical.

It is assumed that careful cleaning of exposed coal pits will result in minimal OSD.
>
HWM and Auger Mining Reserves:

The mining plan assumes that the HWM cutting height is a
minimum of 76 to 99 centimeters for clearance purposes.

When the coal seam is less than 76 to 99
centimeters thick, OSD assumed and included in the ROM product. Because the auger has very limited OSD cutting ability, it is assumed that an appropriate auger diameter will be chosen based on the coal seam thickness and that OSD will be minimal.
>
The mining recovery factors used.
>
Underground Mining Reserves:

Mine recovery generally varies between 40 and 60 percent for continuous mining panels, and 100 percent for longwall.
>
Surface Mining Reserves:

Mining recovery is 90 percent for virgin areas.

Mining recovery is reduced
where second mining is projected in previously underground and auger mined areas.
>
HWM and Auger Mining Reserves:

A mine recovery of 40 percent has been applied for HWM.
A
mine recovery of 35 percent has been applied for auger mining.
>
Any minimum mining widths used.
>
Underground Mining Reserves:

Typical entry width is 5.8 to 6.1 meters.
>
The manner in which Inferred Mineral Resources are utilised in mining studies and the sensitivity of the outcome to their inclusion.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost, marketing, legal, environmental, socioeconomic, and regulatory factors).
>
Mine plan LOM tonnage includes inferred coal and those areas that do not meet the minimum coal thickness requirement for classification as reserve.

Inferred coal represents approximately 0.6% of
the LOM production for Mon Valley and 0.000001% of the total LOM production for Logan.

None of
this coal was included in the estimate of reserves.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
The infrastructure requirements of the selected mining methods.
>
Underground Mining Resources:

The continuous mining method provides for the extraction of coal from the production faces using continuous miners (and longwall shearing machine at Buchanan)
and haulage using shuttle cars or battery haulers to a feeder-breaker located at the tail of the section conveyor belt.

The feeder-breaker crushes large pieces of coal and rock and regulates coal feed onto the mine conveyor.

A chain conveyor is used to remove coal from the longwall face at the
Buchanan Mine for placement onto the conveyor belt which is ultimately delivered to an underground storage bunker.

Roof-bolting machines are used to install roof bolts, and battery scoops are available to clean the mine entries and assist in delivery of mine supplies to work areas.

Surface ventilation fans are installed as needed to provide a sufficient volume of air to ventilate production sections, coal haulage and transport entries, battery charging stations, and transformers in accordance with approved plans.
>
Coronado currently operates three coal preparation plants, one each at the Buchanan, Logan County and Greenbrier Divisions.

The Buchanan Plant operates at a feed rate of approximately 907 raw tonnes per hour ( tph ), whereas the Saunders Plant (Logan County Division) has a nominal feed rate of 816 tph, and the Mountaineer Plant (Greenbrier Division) operates at 544 tph. MM&A has included capital estimates for construction of additional coal preparation plants at the Russell
County and Mon Valley Complex for the purposes of this TRS.

>
Surface Mining Resources: The surface mining mobile equipment spreads advance the contour and area mining pits while systematically reclaiming the trailing side of pits where coal has been removed.

The coal haul roads are extended and maintained as the pits advance.

Support facilities
are maintained nearby but away from the active mining, and include storage areas for blasting agents, fuel and lubricants, and mine supplies along with maintenance facilities and offices.

Most of
the surface mine production is transported to a loading point for crushing, blending and direct-
shipment to customers.

>
HWM and Auger Resources: The HWM equipment advances along with the contour mining pits.

The
rate of advance of the contour mining is governed by the advancement rate of the HWM.

A diesel-
powered generator trails the highwall miner and powers the continuous mining unit.

Other support
facilities are provided along with the contour mining support facilities.

HWM production is all
transported by truck to the coal preparation plant for washing.
Metallurgical factors
or assumptions

>
The metallurgical process proposed and the appropriateness of that process to the style of mineralisation.
>
Coarse material is washed in a heavy medium vessel.

Intermediate-size material is washed in heavy
medium cyclones.

Fine material is washed using conventional froth flotation cells.
>
Whether the metallurgical process is well-tested technology or novel in nature.
>
Processes are typical of those used in the coal industry and are in use at adjacent coal processing plants.
>
The nature, amount and representativeness of metallurgical test work undertaken, the nature of the metallurgical domaining applied and the corresponding metallurgical recovery factors applied.
>
The quality characteristics for the subject coal resources and coal reserves have been reviewed in detail by MM&A.

The drill hole data were utilized to develop average coal quality characteristics mining site.

These average coal quality characteristics were then utilized as the basis for determining the various markets into which the saleable coal will likely be placed.
>
Any assumptions or allowances made for deleterious elements.
>
No significant effects on product quality are anticipated from dilution material; float product quality was used to model final product quality.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
The existence of any bulk sample or pilot scale test work and the degree to which such samples are considered representative of the orebody as a whole
>
No bulk sample or pilot scale work has been completed.
>
For minerals that are defined by a specification, has the ore reserve estimation been based on the appropriate mineralogy to meet specifications?
>
Notwithstanding the complexity of the coal quality data set, the seams of the central and northern
Appalachian coalfields have a long history of providing both high-Btu thermal coals and high-, mid-
and low-volatile coking coals with favorable metallurgical properties.
Environmental

>
The status of studies of potential environmental impacts of the mining and processing operation. Details of waste rock characterisation and the consideration of potential sites, status of design options considered and, where applicable, the status of approvals for process residue storage and waste dumps should be reported.
>
MM&A completed a Limited Phase I Environmental Site Assessment ( ESA ) on the Buchanan property in April 2016, and on the Logan County and Greenbrier Properties in May 2017 on behalf of
Coronado.
>
MM&A identified one REC at Greenbrier associated with stained soil and gravel near a fueling and maintenance area.

Coronado reported to MM&A that satisfactory clean-up efforts were completed at Greenbrier.
>
Based on these former ESAs completed by MM&A, it is MM&A’s opinion that Coronado has a generally typical coal industry record of compliance with applicable mining, water quality, and environmental laws.

Estimated costs for mine closure, including water quality monitoring during site reclamation, are included in the TRS financial models.
Infrastructure

>
The existence of appropriate infrastructure:

availability of land for plant

development, power,
water, transportation

(particularly for bulk commodities), labour, accommodation; or the ease with which the infrastructure can be provided or accessed.
>
Coronado currently operates one surface mine (Toney Fork Mine at the Logan Mine Complex);
Coronado also controls the idle Midland Surface Mine at the Greenbrier Mine Complex.

>
Coronado operates five underground mines as follows:

Buchanan Mine at the Buchanan Mine
Complex; Winifrede, Eagle No. 1, Muddy Bridge and Lower War Eagle Mines in the Logan Mine
Complex; the Mountaineer #1 Mine at the Greenbrier Mine Complex is currently idle.
>
All ROM production is currently planned for either truck transportation from the mines to the processing or shipping facilities, or in some cases there is either a current or planned mine mouth preparation plant and barge/rail loading facility.

>
There is a network of public highways that provide serviceable coal haul routes and private, internal roads on the Properties would be developed as may be needed.

Rail service to the Properties is
most readily provided by NS and CSX with connections to both domestic consumers and international trans-shipment points.

NS track is located across the Monongahela River from the
proposed Pangburn Hollow load-out facility.

Coal would be shipped to customers via barge and rail
and sold as both metallurgical and thermal products.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
Costs

>
The derivation of, or assumptions made, regarding projected capital costs in the study.
>
The methodology used to estimate operating costs.
>
Coronado provided historical and 5-year budget operating costs for its active mines for MM&A’s review.

MM&A used the historical and/or budget cost information as a reference and developed personnel schedules for each mine.

Hourly labor rates and salaries were based upon information
contained in Coronado’s financial summaries.

Fringe benefit costs were developed for vacation and
holidays, federal and state unemployment insurance, retirement, workers’ compensation and pneumoconiosis, casualty and life insurance, healthcare and bonuses.

A cost factor for mine
supplies was developed that relates expenditures to mine advance rates for roof control costs and other mine supply costs at underground mines.

Other factors were developed for maintenance and
repair costs, rentals, mine power, outside services and other direct mining costs.
>
Surface mine direct operating costs were developed as a function of overburden ratio for repair and maintenance supplies, diesel fuel, explosives and blasting, and miscellaneous supplies and services.

Operating costs for highwall mines are based on costs per ROM tonne estimates.

Other cost factors
were developed for coal preparation plant processing, refuse handling, coal loading, trucking, property taxes, and insurance and bonding.

Appropriate royalty rates were assigned for production
from leased coal lands and sales taxes were calculated for state severance taxes,

the federal black
lung excise tax, and federal and state reclamation fees.
>
Capital schedules were developed by MM&A for mine development, infrastructure, and on-going capital requirements for the life of each projected mine.
>
Staffing levels were prepared and operating costs estimated by MM&A for each projected mine.

MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

>
Allowances made for the content of deleterious elements.
>
No allowances have been made for deleterious elements; no impact to quality from deleterious elements is anticipated.
>
The derivation of assumptions made of metal or commodity price(s), for the principal minerals and co- products.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
>
Derivation of transportation charges.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
>
The basis for forecasting or source of treatment and refining charges, penalties for failure to meet specification, etc.
>
MM&A utilized historical cost data provided by Coronado and its own knowledge and experience to estimate direct and indirect operating costs.

All ROM production is currently planned for either
truck transportation from the mines to the processing or shipping facilities, or in some cases there is either a current or planned mine mouth preparation plant and barge/rail loading facility.
>
The allowances made for royalties payable, both Government and private.
>
Appropriate royalty rates were assigned for production from leased coal lands and sales taxes were calculated for state severance taxes, the federal

black lung excise tax, and federal and state
reclamation fees.
Revenue factors

>
The derivation of, or assumptions made regarding revenue factors including head grade, metal or commodity price(s) exchange rates, transportation and treatment charges, penalties, net smelter returns, etc.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
>
The derivation of assumptions made of metal or commodity price(s), for the principal metals, minerals and co-products.
>
Coal sales prices as defined above.

All reported reserves are on a marketable basis.
Market assessment

>
The demand, supply and stock situation for the particular commodity, consumption trends and factors likely to affect supply and demand into the future.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
>
A customer and competitor analysis along with the identification of likely market windows for the product.
>
All of the mine production serves metallurgical and thermal markets.

The metallurgical coal is
marketed as high-volatile (typically 28 percent or greater volatile matter content); mid-volatile
(typically 23- to 27-percent volatile matter content) and low-volatile (typically less than 23 percent volatile matter content) products.
>
Raw ROM production that requires washing is currently processed through Coronado owned and operated coal preparation plants.

>
ROM coal that does not require further processing is delivered directly to the loading points for sizing and delivery to customers.

Coronado has access to two rail-loading points serviced by the
Norfolk Southern Corporation ( NS )

and two rail-loading points serviced by
CSX Corporation ( CSX ) .
>
Price and volume forecasts and the basis for these forecasts.
>
Carlson Mining
®

was used by MM&A to generate mine plans for underground-

and surface-mineable
coal seams.

Underground mine plans were sequenced based on productivity schedules provided by
Coronado, which were based on historically achieved productivity levels.

Surface mine plans were
generated under productivity assumptions (bank cubic yard per shift) as provided by Coronado and reviewed by MM&A, again based heavily on productivity levels achieved by Coronado.

All
production forecasting ties assumed production rates to geological models as constructed independently by MM&A’s team of geologists and mining engineers.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
Economic

>
The inputs to the economic analysis to produce the net present value (NPV) in the study, the source and confidence of these economic inputs including estimated inflation, discount rate, etc.
>
On an unlevered basis, the NPV of the project cash flows after taxes was estimated for the purpose of classifying coal reserves.

The project cash flows, excluding debt service, are calculated by subtracting direct and indirect operating expenses and capital expenditures from revenue.

Direct
costs include labor, drilling and blasting, operating supplies, maintenance and repairs, facilities costs for materials handling, coal preparation, refuse disposal, coal loading, sampling and analysis services, reclamation and general and administrative costs.

Indirect costs include statutory and
legally agreed upon fees related to direct extraction of the mineral.

The indirect costs are the
Federal black lung tax, Federal and State reclamation taxes, property taxes,

local transportation
prior to delivery at rail or barge loading sites, coal production royalties, sales and use taxes, income taxes and State severance taxes. Coronado’s

historical costs provided a useful reference for MM&A’s
cost estimates.
>
Coronado provided MM&A with price forecasts for all Properties.

Customer coal pricing is derived
from market observed forward estimates based on global economic supply and demand analysis which is applied to mine plan sales volumes and product mix and is supplemented with Coronado’s in-house knowledge of applicable rail transportation charges, ocean freight charges and port charges.

Coal price forecasts for the various products were provided by Coronado for various coal markets in terms of US nominal dollars per metric tonne.

MM&A utilized this data for price
forecasting in financial modeling.
>
All costs and prices are based on 2022 nominal United States dollars.
>
A pre-feasibility LOM plan was prepared by MM&A for active and proposed mines.

MM&A prepared
mine projections and production timing forecasts based on coal seam characteristics.

Production
timing was carried out from 2023 to depletion (exhaustion) of the coal reserve areas, which is projected for the year 2100.
>
The all-mines average cash cost ranges between approximately $65 and $317 per tonne for most of the operating period.
>
NPV ranges and sensitivity to variations in the significant assumptions and inputs.
>
An estimate of NPV at a base discount rate of 10.0% was included in Section 19 of the TRS.
>
NPV of the Buchanan, Russell, Mon Valley, Logan and Greenbrier Properties was estimated to be
$1.562 billion, $92.2 million, $168.3 million, $366.6 million and $62.7 million, respectively.
>
The sensitivity study shows the NPV at the 10.0% discount rate when Base Case sales prices, operating costs, and capital costs are increased and decreased in increments of 5% within a +/- 15%
range.

Social

>
The status of agreements with key stakeholders and matters leading to social license to operate.
>
Portions of the properties are located near local communities.

Regulations prohibit mining activities
within 91 meters of a residential dwelling, school, church, or similar structure unless written consent is first obtained from the owner of the structure.

Where required, such consents have been

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
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Criteria JORC Code explanation Commentary
obtained where mining is proposed beyond the regulatory limits.
Other

To the extent relevant, the impact of the following on the project and/or on the estimation and classification of the Ore Reserves:
>
Any identified material naturally occurring risks.
>
No material naturally occurring risks have been identified.
>
The status of material legal agreements and marketing arrangements.
>
The Coronado coal resources are located in Buchanan, Russell and Tazewell Counties, Virginia;
Greenbrier, Logan, Boone, Wyoming and Greenbrier Counties, West Virginia; Allegheny,

Washington
and Westmoreland Counties, Pennsylvania.
>
MM&A has not carried out separate title verification for the coal properties and has not verified leases, deeds, surveys or other property control instruments pertinent to the subject resources.
>
Coronado has represented to MM&A that it controls the mining rights to the reserves as shown on its property maps, and MM&A has accepted these as being a true and accurate depiction of the mineral rights controlled by Coronado.

The TRS assumes the properties are developed under
responsible and experienced management.
>
The status of government agreements and approvals critical to the viability of the project, such as mineral tenement status and government and statutory approvals. There must be reasonable grounds to expect that all necessary Government approvals will be received within the timeframes anticipated in the Pre-Feasibility or Feasibility study. Highlight and discuss the materiality of any unresolved matter that is dependent on a third part on which extraction of the reserve is contingent.
>
Coronado has obtained all mining and discharge permits to operate 34 underground mines, 13 surface mines, and 18 processing, loadout or related facilities.

MM&A is unaware of any obvious or
current Coronado permitting issues that are expected to prevent the issuance of future permits.

Coronado, along with all Central and Northern Appalachian basin coal producers, is subject to a level of uncertainty regarding future clean water permits due to United States Environmental Protection
Agency ( EPA )

involvement with state programs.
Classification

>
The basis for the classification of the Ore Reserves into varying confidence categories.
Whether the result appropriately reflects the Competent Person’s view of the deposit. The proportion of Probable Ore Reserves that have been derived from Measured Mineral
Resources (if any).
>
Measured and indicated resources have been converted to proved and probable reserves, respectively.
>
None of the probable coal reserves have been derived from measured resources.
>
In a limited number of cases where there was only very limited data available to demonstrate the metallurgical suitability of a given coal deposit, that deposit was classified as a probable reserve instead of a proved reserve.
>
The results of this TRS define an estimated total initial ROM recoverable ore (coal) reserve estimate of 551 million tonnes for Coronado as follows:
a)
Buchanan =

154 Mt
b)
Logan

=

138 Mt
c)
Greenbrier=

12 Mt
d)
Russell =

50 Mt
e)
Mon Valley =

197 Mt

>
Coronado controls a total of 334 Mt (moist basis) of marketable coal reserves for Coronado as of
December 31, 2022 (total may not add due to rounding).

Of that total, 74 percent are proved, and
26 percent are probable.

Total reserves by complex are as follows:

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
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ILLER
& A
SSOCIATES
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NC
. 21
Criteria JORC Code explanation Commentary
a)
Buchanan =

93 Mt
b)
Logan

=

71 Mt
c)
Greenbrier=

7 Mt
d)
Russell =

30 Mt
e)
Mon Valley =

134 Mt

Audits or reviews
>
The results of any audits or reviews of Ore Reserve estimates.
>
MM&A completed prepared a statement of coal resources and reserves for the Properties in accordance with the JORC Code as of December 31, 2017.

MM&A also subsequently updated the
estimate of resources and reserves for depletion as of December 31, 2018, December 31, 2019,
December 31, 2020 and December 31, 2021.
>
MM&A performed a previous audit of the Properties in year 2017 for Coronado based on U.S.
Securities and Exchange Commission ( SEC )

Industry Guide 7 standards.

Earlier audits were
performed by various independent consultants for predecessors-in-title to Coronado and at various levels of detail depending on the clients concerns and the allotted time for completion.

Previous
audits and reviews defined the primary coal resource areas and estimated the recoverable tonnes for each seam based on the expected mining methods.
>
Additionally, MM&A has performed proprietary evaluations for predecessors-in-title to Coronado, which encompass portions of the Properties included in this TRS.
Discussion of relative
accuracy/ confidence

>
Where appropriate a statement of the relative accuracy and confidence level in the Ore
Reserve estimate using an approach or procedure deemed appropriate by the Competent
Person. For example, the application of statistical or geostatistical procedures to quantify the relative accuracy of the reserve within stated confidence limits, or, if such an approach is not deemed appropriate, a qualitative discussion of the factors which could affect the relative accuracy and confidence of the estimate.
>
Operations on the Properties by Coronado and its predecessors have been on-going for many years.

>
MM&A is confident that the mine plans and financial models are reasonably representative to provide an accurate estimation of coal reserves.
>
Mine development and operation have not been optimized within the TRS.
>
The statement should specify whether it relates to global or local estimates, and, if local, state the relevant tonnages, which should be relevant to technical and economic evaluation.
Documentation should include assumptions made and the procedures used.
>
Proved and probable coal reserve were derived from the defined in-situ coal resource considering relevant processing, economic (including independent estimates of capital, revenue and cost), marketing, legal, environmental, socioeconomic, and regulatory factors on a global scale as current local data reflects the global assumptions.
>
Accuracy and confidence discussions should extend to specific discussions of any applied
Modifying Factors that may have a material impact on Ore Reserve viability, or for which there are remaining areas of uncertainty at the current study stage.
The major risk factors for the active Coronado mines and future resource development are summarized below:
>
Mine Accidents
>
Highwall Failure.

Highwall failures are likely to result in a temporary mine closure and should not have a material impact on the mine sustainability.

The risk is considered to be probable.

>
Adverse Geological Conditions.

Adverse geological conditions include such conditions as faults and sandstone washouts.

The risk is considered to be probable.

The impact is expected to be temporary
with little material impact on mine sustainability.
>
Environmental Risk.

Numerous federal and state permits are required to operate coal mines and mine surface facilities. Permitting rules are complex and may change over time, making compliance difficult or impossible.
>
Water Quality.

Permit requirements to fulfill Clean Water Act obligations are subject to modification.

The probability of water quality changes having a material impact on mine operations

Statement of Coal Resources and Reserves
in Accordance with SEC and the JORC Code as of December 31, 2021
Northern and Central Appalachian Coal Basins –

Virginia, West Virginia and Pennsylvania, USA

Appendix E:

JORC Table 1
M
ARSHALL
M
ILLER
& A
SSOCIATES
, I
NC
. 22
Criteria JORC Code explanation Commentary
is possible.

As a contemporary example, the selenium discharge issue that affects western Canadian and Central Appalachian Basin operators has only recently emerged as a concern and its ultimate impact has not been determined.
>
New Permits.

Permit protests by environmental groups and individuals can contribute to permit delays or denial and increase the cost of permitting and delay development.

Surface mining
activities, coal refuse disposal and construction of access roads in mountainous terrain often require storage of material in valley fills.

Authority to dispose of fill material into waters of the United
States must be granted by the United States Army Corps of Engineers ( COE )
.

COE permits are
increasingly difficult to obtain.
>
Regulatory Requirements.

Adverse impact from regulatory changes is considered to be probable.

The impact will likely affect the broader industry and is not expected to result in mine closure.
>
Market Risk.

Metallurgical and thermal coal markets ultimately depend upon the global steel and thermal coal demand and are considered to be volatile.

Currently, the US coal market has seen a
decline in demand for thermal coal due to thermal plant closures, as a result of new air and water pollution regulations, and competition from other commodities used for power generation such as natural gas.

This has resulted in an overall decline in CAPP coal production.

Continued regulatory
changes and declining demand could result in material changes in domestic and global coal markets.

The impact cannot be predicted at this time; however, while MM&A expects the coal reserve within this TRS to remain economically viable throughout the life of the projected mines, the LOM financial model is very sensitive to changes in coal sales price and therefore market risk is not insignificant.
>
Labor Risk.

Work stoppage due to organized labor protests is considered to be unlikely and not likely to lead to permanent mine closure.

The mines are likely to suffer the loss of key supervisors
and skilled employees due to retirement as the workforce ages.

The problem is industry-wide and
the impact is expected to be temporary and have no sustained impact on coal production.
>
Availability of Equipment and Supplies.

Risk of equipment and supply availability is likely to be
temporary and should not have a sustained adverse impact on the production of coal.
>
Transportation Delay.

Interruption of coal transport services by river or rail is considered to be probable but unlikely to have a sustained impact on coal production.
>
It is recognised that this may not be possible or appropriate in all circumstances. These statements of relative accuracy and confidence of the estimate should be compared with production data, where available.
>
Mine plans, productivity expectations and cost estimates generally reflect historical performance and efforts have been made to adjust plans and costs to reflect future conditions.